                      RESTATED LOAN AND SECURITY AGREEMENT


                                    between


                   ASSOCIATES MORTGAGE FUNDING CORPORATION,
                                 as a borrower


                           RYLAND MORTGAGE COMPANY,
                         as a borrower and a guarantor

                            BANK ONE, TEXAS, N.A.,
                           as Administrative Agent,

                              NATIONSBANK, N.A.,
                            as Documentation Agent

                         GUARANTY FEDERAL BANK, F.S.B.

                                      and

                        PNC BANK, NATIONAL ASSOCIATION,
                                 as Co-Agents

                        BANC ONE CAPITAL MARKETS, INC.,
                    as lead arranger and sole book runner,


                                      and


                               CERTAIN LENDERS,
                                  as Lenders


                                 $200,000,000


                                 May 21, 1999
            Bank 1 One                                         Ryland



-----------------------------------

  PREPARED BY HAYNES AND BOONE,
              L.L.P.
-----------------------------------

                               TABLE OF CONTENTS


SECTION 1   DEFINITIONS AND REFERENCES.......................................2
      1.1   Definitions......................................................2
      1.2   Time References.................................................17
      1.3   Other References................................................17
      1.4   Accounting Principles...........................................17

SECTION 2   COMMITMENTS.....................................................17
      2.1   Commitments.....................................................17
      2.2   Borrowing Procedures Generally..................................17
      2.3   Wet-Borrowing Procedures........................................19
      2.4   Terminations....................................................19
      2.5   Competitive-Bid Borrowings......................................20

SECTION 3   PAYMENT TERMS...................................................20
      3.1   Notes...........................................................20
      3.2   Payment Procedures..............................................20
      3.3   Scheduled Principal and Interest................................21
      3.4   Prepayments.....................................................22
      3.5   Order of Application............................................23
      3.6   Sharing.........................................................24
      3.7   Interest Rates..................................................24
      3.8   Interest Calculations...........................................25
      3.9   Maximum Rate....................................................25
      3.10  Interest Periods................................................25
      3.11  Conversions.....................................................25
      3.12  Booking Borrowings..............................................26
      3.13  Basis Unavailable or Inadequate for LIBOR Rate..................26
      3.14  Additional Costs................................................26
      3.15  Change in Legal Requirements....................................27
      3.16  Funding Loss....................................................27
      3.17  Foreign Lenders, Participants, and Purchasers...................28
      3.18  Fees............................................................28

SECTION 4   SECURITY........................................................28
      4.1   Guaranty........................................................28
      4.2   Collateral......................................................31
      4.3   Eligible Collateral.............................................32
      4.4   Borrowing-Base Reports..........................................32
      4.5   Collateral Procedures...........................................33
      4.6   Administrative Agent for Appraisals.............................33
      4.7   Power of Attorney...............................................33
      4.8   Redemption of Mortgage Collateral...............................34
      4.9   Correction of Notes.............................................35
      4.10  Release of Servicing Rights.....................................35

SECTION 5   CONDITIONS PRECEDENT............................................36
      5.1   Initial Borrowing...............................................36
      5.2   Each Borrowing..................................................36
      5.3   General.........................................................36

SECTION 6   REPRESENTATIONS AND WARRANTIES..................................36
      6.1   Purpose of Credit...............................................36
      6.2   Corporate Existence, Good Standing, Authority and Compliance....36
      6.3   Subsidiaries....................................................37
      6.4   Authorization and Contravention.................................37
      6.5   Binding Effect..................................................37
      6.6   Fiscal Year and Financial Information...........................37
      6.7   Litigation......................................................37
      6.8   Taxes...........................................................37
      6.9   Environmental Matters...........................................37
      6.10  Employee Plans..................................................38
      6.11  Government Regulations..........................................38
      6.12  Transactions with Affiliates....................................38
      6.13  Debt............................................................38
      6.14  No Liens........................................................38
      6.15  Perfection and Priority of Lender Liens.........................38
      6.16  Principal Office, Etc...........................................38
      6.17  Trade Names.....................................................38
      6.18  Government Approvals............................................39
      6.19  Appraisals......................................................39
      6.20  Solvency........................................................39
      6.21  Full Disclosure.................................................39
      6.22  Y2K Issue.......................................................39

SECTION 7   AFFIRMATIVE COVENANTS...........................................39
      7.1   Reporting Requirements..........................................40
      7.2   Use of Proceeds.................................................41
      7.3   Books and Records...............................................41
      7.4   Inspections.....................................................41
      7.5   Taxes...........................................................41
      7.6   Expenses........................................................41
      7.7   Maintenance of Existence, Assets, and Business..................41
      7.8   Insurance.......................................................42
      7.9   Further Assurances..............................................42
      7.10  Take-Out Commitments and Servicing Contracts....................42
      7.11  Compliance with Material Agreements.............................42
      7.12  Appraisals......................................................42
      7.13  Y2K Issue.......................................................42
      7.14  Indemnification.................................................42

SECTION 8   NEGATIVE COVENANTS..............................................43
      8.1   Debt............................................................43
      8.2   Liens...........................................................43
      8.3   Loans, Advances, and Investments................................43
      8.4   Distributions...................................................43
      8.5   Merger or Consolidation.........................................43
      8.6   Liquidations and Dispositions of Assets.........................43
      8.7   Use of Proceeds.................................................44
      8.8   Collateral Matters..............................................44
      8.9   Transactions with Affiliates.  .................................44
      8.10  Employee Plans..................................................44

                                      (ii)

      8.11  Compliance with Legal Requirements and Documents................44
      8.12  Government Regulations..........................................45
      8.13  Fiscal Year Accounting..........................................45
      8.14  New Businesses..................................................45
      8.15  Assignment......................................................45

SECTION 9   FINANCIAL COVENANTS.............................................45
      9.1   Net Worth Covenants.............................................45
      9.2   Leverage Ratio..................................................45
      9.3   Net Income......................................................45
      9.4   Cash Flow.......................................................45

SECTION 10  DEFAULTS AND REMEDIES...........................................45
      10.1  Default.........................................................45
      10.2  Remedies........................................................47
      10.3  Right of Offset.................................................48
      10.4  Private Sales...................................................49
      10.5  Waivers.........................................................49
      10.6  Performance by Administrative Agent.............................49
      10.7  No Responsibility...............................................49
      10.8  No Waiver.......................................................50
      10.9  Cumulative Rights...............................................50
      10.10 Proceeds........................................................50
      10.11 Rights of Individual Lenders....................................50
      10.12 Notice to Administrative Agent..................................50
      10.13 Costs...........................................................51

SECTION 11  ADMINISTRATIVE AGENT............................................51
      11.1  Authorization and Action........................................51
      11.2  Administrative Agent's Reliance, Etc............................51
      11.3  Administrative Agent and Affiliates.............................52
      11.4  Lender Credit Decision..........................................52
      11.5  Indemnification.................................................52
      11.6  Successor Administrative Agent..................................53
      11.7  Administrative Agent as Custodian...............................54
      11.8  Documentation Agent.............................................54

SECTION 12  MISCELLANEOUS...................................................54
      12.1  Nonbusiness Days................................................54
      12.2  Communications..................................................54
      12.3  Form and Number of Documents....................................55
      12.4  Exceptions to Covenants.........................................55
      12.5  Survival........................................................55
      12.6  Governing Legal Requirement.....................................55
      12.7  Invalid Provisions..............................................55
      12.8  Conflicts Between Loan Documents................................55
      12.9  VENUE AND SERVICE OF PROCESS....................................55
      12.10 Discharge and Certain Reinstatement.............................56
      12.11 Amendments, Consents, Conflicts, and Waivers....................56
      12.12 Multiple Counterparts...........................................56
      12.13 Parties.........................................................57
      12.14 Participations..................................................57

                                     (iii)

      12.15 Transfers.......................................................58
      12.16 Existing-Loan Agreement and Entireties..........................58

                                      (iv)

                          SCHEDULES AND EXHIBITS

        Schedule 2.1  -      Lenders and Commitments
        Schedule 2.2  -      Wiring Instructions
        Schedule 4.3  -      Collateral
        Schedule 4.4  -      Borrowing-Base Calculations
        Schedule 4.5  -      Collateral Procedures
        Schedule 5.1  -      Closing Conditions
        Schedule 6.3  -      Ryland's Subsidiaries
        Schedule 8.1  -      Permitted Debt
        Schedule 8.2  -      Permitted Liens
        Schedule 8.3  -      Permitted Loans/Investments

        Exhibit A-1   -      Associates Note
        Exhibit A-2   -      Ryland Note
        Exhibit A-3   -      Intercompany Note
        Exhibit A-4   -      Competitive-Bid Note
        Exhibit B-1   -      Credit Request for Warehouse Borrowing
        Exhibit B-2   -      Credit Request for Working-Capital Borrowing
        Exhibit B-3   -      Conversion Request
        Exhibit B-4   -      Payment Direction
        Exhibit B-5   -      Competitive-Bid Acceptance
        Exhibit C-1   -      Collateral-Delivery Notice
        Exhibit C-2   -      Collateral-Conversion Notice
        Exhibit C-3   -      Borrowing-Base Report for Mortgage Collateral
        Exhibit C-4   -      Borrowing-Base Report for Working Capital
        Exhibit C-5   -      Compliance Certificate
        Exhibit D-1   -      Bailee Letter for Investors
        Exhibit D-2   -      Bailee Letter for Pool Custodians
        Exhibit D-3   -      Trust Receipt and Agreement
        Exhibit D-4   -      Request for Release
        Exhibit E     -      Opinion of General Counsel
        Exhibit F     -      Assignment and Acceptance

                                      (v)

                     RESTATED LOAN AND SECURITY AGREEMENT


      THIS AGREEMENT is entered into as of May 21, 1999, between ASSOCIATES MORTGAGE FUNDING CORPORATION, a Delaware corporation as a borrower ("Associates"), RYLAND MORTGAGE COMPANY, an Ohio corporation as a borrower and a guarantor ("Ryland"), NATIONSBANK, N.A., as documentation agent ("Documentation Agent"), GUARANTY FEDERAL BANK, F.S.B. and PNC BANK, NATIONAL ASSOCIATION, as co-agents ("Co-Agents"), the Lenders described below, and BANK ONE, TEXAS, N.A., as agent for itself and the other Lenders ("Administrative Agent"). Associates and Ryland have requested Lenders and Administrative Agent to, and, upon the terms below, they have agreed to, enter into this agreement to extend, renew and entirely amend and restate the Existing-Loan Agreement.

                     (See Section 1.1 for defined terms.)

      A. Ryland originates, acquires, markets, sells, and services Mortgage Loans for one- to four-family owner-occupied dwellings.

      B. Associates is Ryland's direct-wholly-owned Subsidiary and has borrowed certain amounts under the Original-Loan Agreement and Existing-Loan Agreement and advanced those amounts to Ryland under the Intercompany Note for financing Ryland's originating and acquiring Mortgage Loans until they are sold in the secondary market.

            (1) Associates has requested from Lenders Warehouse Borrowings under this agreement on a revolving basis, initially in an amount necessary to renew the outstanding borrowings for those purposes under the Existing-Loan Agreement and additionally in amounts to be advanced by Associates to Ryland under the Intercompany Note for Ryland's originating and acquiring additional Mortgage Loans until they are sold in the secondary market.

            (2) Under the Original-Loan Agreement, among other things, Associates granted a Lien on the Intercompany Note to secure, and Ryland unconditionally guaranteed, the Existing Obligation related to those borrowings. Under Section 4 of this agreement, among other things, Associates and Ryland (the "Companies") renew, extend, and ratify that Lien as a Lender Lien under this agreement and that guaranty as a guaranty of the Obligation relating to Warehouse Borrowings under this agreement.

            (3) Each Company will derive substantial direct and indirect benefits from Warehouse Borrowings under this agreement.

      C. Under the Existing-Loan Agreement, Ryland also borrowed certain amounts for purposes similar to those described below in this recital. Ryland has requested from Lenders revolving extensions of credit, which may be through a combination of Borrowings, under this agreement, initially in an amount necessary to renew those extensions of credit under the Existing-Loan Agreement and additionally for the following purposes:

            (1) Financing, through Working-Capital Borrowings, of certain of Ryland's Foreclosure Payments, P&I Payments, and T&I Payments.

            (2)  Operating  capital,  through  Working-Capital   Borrowings,  in
      Ryland's ordinary course of business.

      D. Under the Original-Loan Agreement, among other things, Ryland granted Liens, securing the Existing Obligation, in all of the Mortgage Loans and Mortgage Securities identified under the Existing-Loan Agreement as Collateral and all of its present and future Servicing Receivables and other Servicing Rights arising under the Guides. Under Section 4 of this agreement, among other things, Ryland renews and extends those Liens as Lender Liens under this agreement.

      E. The Companies hereby fully terminate the commitment of all Terminated Lenders under the Existing-Loan Agreement, as of the date of this agreement, and hereby invite and accept other lenders to become Lenders under this agreement.

      F. Each Lender has  severally  agreed upon the terms of this  agreement to
(1) extend Warehouse Borrowings and Working-Capital Borrowings on a ratable basis up to the total of its commitments in this agreement so long as, among other things, a Borrowing Excess never exists by any of the limitations in
Section 2.1 or Schedule 4.4 being exceeded and (2) from time to time offer to provide Competitive-Bid Borrowings up to 25% of the total Commitments.

      ACCORDINGLY, for adequate and sufficient consideration, the Companies, Administrative Agent, and Lenders renew, extend, and entirely amend and restate the Existing-Loan Agreement as follows:


SECTION 1 DEFINITIONS AND REFERENCES. Unless stated otherwise, the following provisions apply to each Loan Document and annexes, exhibits, and schedules to them and certificates, reports, and other writings delivered under them.

      1.1   Definitions.1

      "Affiliate" of a Person means any other individual or entity that, directly or indirectly through ownership, voting securities, contract, or otherwise, controls, is controlled by, or under common control with that Person. For purposes of this definition (a) "control" or similar terms mean the power to direct or cause the direction of management or policies of that Person or ownership or voting control of 10% or more of the Voting Shares of that Person, and (b) the Companies are "Affiliates" of each other.

      "Administrative Agent" means, at any time, Bank One, Texas, N.A., or its successor appointed under Section 11, acting as agent for Lenders under the Loan Documents.

      "Applicable Margin" means the following interest margin over a base rate (i.e., either the Fed-Funds Rate or LIBOR) as applicable under this agreement:

---------------------- ------------ -----------

Type of Borrowing      Applicable   Applicable
                       Rate           Margin
---------------------- ------------ -----------
---------------------- ------------ -----------

Warehouse Borrowings   Fed-Funds      0.850%
(except Gestation      Rate
Borrowings)
---------------------- ------------ -----------

---------------------- ------------ -----------

                       LIBOR          0.750%
---------------------- ------------ -----------
---------------------- ------------ -----------

Gestation Borrowings   Fed-Funds      0.700%
                       Rate
---------------------- ------------ -----------
---------------------- ------------ -----------

                       LIBOR          0.600%
---------------------- ------------ -----------
---------------------- ------------ -----------

Non-Agency Borrowings  Fed-funds      1.150%
                       Rate
---------------------- ------------ -----------
---------------------- ------------ -----------

                       LIBOR          1.050%
---------------------- ------------ -----------
---------------------- ------------ -----------

Working-Capital        Fed-Funds      1.200%
Borrowings             Rate
---------------------- ------------ -----------
---------------------- ------------ -----------

                       LIBOR          1.100%
---------------------- ------------ -----------

      "Appraisal" means, for any Mortgage Loan, a written statement of the market value of the real property securing it.

      "Appraisal Legal Requirement" means any Legal Requirement that is applicable to appraisals of mortgaged-residential property in connection with transactions involving that property, including, without limitation, Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, 12 C.F.R. Chapter I, Part 34, Subpart C, 12 C.F.R. Chapter II, Subchapter A, Part 225, Subpart G, and 12 C.F.R. Chapter III, Subchapter B, Part 323.

      "Approved Investor" means (a) FHLMC, FNMA, and GNMA and (b) any other Person from time to time named on a list agreed to by Administrative Agent and the Companies, which Administrative Agent shall furnish to any Lender upon request, as that list may be amended from time to time (i) by the Companies and Administrative Agent to remove or add other names as Administrative Agent and the Companies may agree, (ii) by either Administrative Agent or Determining Lenders to remove any such other Person after Administrative Agent has or Determining Lenders have given to the Companies notice of, and an opportunity to discuss, the proposed removal of that Person, or (iii) automatically, without signing by any party, to remove any such Person who then (A) is not Solvent, (B) fails to pay its debts generally as they become due, (C) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (D) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law, other than as a creditor or claimant, that could, in the Administrative Agent's judgment, suspend such Person's ability to acquire and pay the full purchase price for Mortgage Loans and Mortgage Securities or otherwise adversely affect the Rights of either Company, Administrative Agent, or any Lender in connection with the transactions contemplated in the Loan Documents.

      "Assignment"  means an Assignment and Assumption  Agreement  executed by a
selling   Lender  and  a  Purchaser   under   Section  12.15  and  delivered  to
Administrative Agent in substantially the form of Exhibit F.

      "Associates" is defined in the preamble of this agreement, and, for purposes of Section 4.1, includes, without limitation, Associates as a debtor-in-possession and any party appointed in the future as a trustee or receiver for Associates or all or substantially all of its assets under any Debtor Law.

      "Associates Note" means a promissory note executed and delivered by Associates, payable to a Lender's order, in the stated principal amount of its Commitment Percentage of the Commitment, and substantially in the form of Exhibit A-1, as renewed, extended, amended, or replaced.

      "Average-Adjusted-Fed-Funds Rate" means, for any period, an annual interest rate equal to the quotient of (a) the sum of the Fed-Funds Rate plus the Applicable Margin for each calendar day during that period divided by (b) the number of days during that period.

      "Average-Principal Debt" means, for any period, for any Lender, and for Non-LIBOR Borrowings of any Borrowing Category, the quotient of (a) the sum of the Principal Debt of Borrowings in that Borrowing Category owed to that Lender as of the close of business for each calendar day, and that Principal Debt for a day that is not a Business Day is the Principal Debt as of the close of business for the preceding Business Day, divided by (b) the number of days during that period.

      "Borrowing" means any amount disbursed (a) by Lenders to Associates or Ryland under the Loan Documents, either as an original disbursement of funds or the continuation of an amount outstanding or (b) by Administrative Agent or any Lender in accordance with, and to satisfy a Company's obligations under, any Loan Document.

      "Borrowing Base" means, at any time, the sum of the "Borrowing Base for Mortgage Collateral" (which includes the "Borrowing Base for Gestation Collateral" and the "Borrowing Base for Non-Agency Loans"), and the "Borrowing Base for Working Capital", as those terms are defined in Schedule 4.4, which definitions are incorporated in this agreement verbatim.

      "Borrowing-Base Report" means a report executed by Administrative Agent and delivered to the Companies and Lenders in substantially the form of Exhibit C-3 or executed by Ryland and delivered to Administrative Agent in substantially the form of Exhibit C-4.

      "Borrowing Category" means any category of Borrowing determined with respect to its purpose, e.g., a (a) Warehouse Borrowing, which may be a Gestation Borrowing, Dry Borrowing, or Wet Borrowing, or Non-Agency Borrowing,
(b) Working-Capital Borrowing, or (c) Competitive-Bid Borrowing.

      "Borrowing Date" means, for any Borrowing, the date it is disbursed.

      "Borrowing Excess" means, at any time, the amount by which any of the Borrowing limitations of Section 2.1 or Schedule 4.4 are exceeded.

      "Borrowing Type" means any type of Borrowing determined with respect to the applicable interest option, e.g., a Fed-Funds Borrowing or LIBOR Borrowing.

      "Business Day" means (a) for all purposes, any day other than Saturday, Sunday, and any other day that commercial banks are authorized or obligated by Legal Requirement to be closed in Texas, and (b) for purposes of any LIBOR Borrowing, a day when commercial banks are open for international business in London, England.

      "Calendar Month" means a full calendar month and, if the date of this agreement is after the first day of a calendar month or the Termination Date is not on the last day of a calendar month, such definition shall include that portion of a calendar month that includes the date of this agreement or the Termination Date.

      "Calendar Quarter" means a full calendar quarter and, if the date of this agreement is after the first day of a calendar quarter or the Termination Date is not on the last day of a calendar quarter, such definition shall include that portion of any calendar quarter that includes the date of this agreement or the Termination Date.

      "Closing Date" means May 21, 1999.

      "Co-Agents" is defined in the preamble to this agreement.

      "Code" means the Internal Revenue Code of 1986.

      "Collateral" is defined in Section 4.2.

      "Collateral-Conversion Notice" means a notice executed by Ryland and delivered to Administrative Agent in substantially the form of Exhibit C-2.

      "Collateral-Delivery Notice" means a notice executed by Ryland and delivered to Administrative Agent in substantially the form of Exhibit C-1.

      "Collateral Documents" means the documents required to be delivered in connection with various types of Collateral as described in Schedules 4.5 and 5.1.

      "Commitment" means, for any Lender, the amount stated beside its name and so designated on Schedule 2.1 (as it may be amended under this agreement), as that amount may be canceled or terminated in accordance with this agreement.

      "Commitment Percentage" means, at any time for any Lender, the proportion, stated as a percentage, that its Commitment bears to the total Commitments.

      "Companies" is defined in the recitals of this agreement.

      "Competitive Bid" means an offer by a Lender to fund a Competitive-Bid Borrowing.

      "Competitive-Bid Acceptance" means an acceptance by Associates of all or any part of a Lender's Competitive Bid substantially in the form of Exhibit B-5.

      "Competitive-Bid  Borrowing" means a Borrowing  provided by a Lender under
Section 2.5 on the basis of a Competitive-Bid Acceptance.

      "Competitive-Bid Note" means a promissory note executed and delivered by Associates, payable to the order of a Lender who may provide one or more Competitive-Bid Borrowings, in the stated amount agreed upon by Associates and that Lender (which is neither more than 25% of the total Commitments nor less than the Principal Debt of all Competitive-Bid Borrowings provided by that Lender), and in substantially the form of Exhibit A-4.

      "Competitive-Bid Rate" means, for any Competitive Bid made by a Lender, the rate offered by that Lender and accepted by Associates in a Competitive-Bid Acceptance.

      "Competitive-Bid Request" means Associates' request for Competitive Bids under Section 2.5.

      "Compliance Certificate" means a certificate executed by a Responsible Officer of Associates and Responsible Officer of Ryland and delivered to Administrative Agent in substantially the form of Exhibit C-5.

      "Conversion Date" is defined in Section 3.11.

      "Conversion Request" means a notice executed by Associates or Ryland, as applicable, and delivered to Administrative Agent in substantially the form of Exhibit B-3.

      "Credit Request" means a request executed by Associates or Ryland, as applicable, and delivered to Administrative Agent in substantially the form of Exhibit B-1 or B-2, as appropriate.

      "Debt" means, for any Person, at anytime, and without duplication, the sum of (a) all debt for borrowed money, for the deferred purchase price of property or services, or which is evidenced by a bond, debenture, note, or other instrument, (b) all obligations under capitalized leases, (c) all obligations in respect of letters of credit, acceptances, or similar obligations issued or created for that Person's account, (d) all direct and indirect guaranties of Debt of others, (e) every obligation secured, or for which the holder of the obligation is contingently or otherwise entitled to be secured, by any Lien on that Person's property whether that Person is personally liable or assumes that obligation, and (f) all liabilities for unfunded vested benefits under any Employee Plan.

      "Debtor Laws" means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, or similar Legal Requirements from time to time in effect and generally affecting creditors' Rights.

      "Default" is defined in Section 10.1.

      "Default Rate" means, for any day, an annual interest rate equal to the lesser of either (a) the Fed-Funds Rate plus 2.5% or (b) the Maximum Rate.

      "Determining Lenders" means, at any time, any combination of Lenders whose
(a) Termination Percentages total at least 66_% at any time when a Default exists, or (b) Commitment Percentages total at least 66_% at all other times.

      "Distribution", with respect to any shares of any capital stock or other equity securities issued by a Person, means (a) the retirement, redemption, purchase, or other acquisition for value of those securities,

(b) the declaration or payment of any dividend with respect to those securities,
(c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

      "Documentation Agent" is defined in the preamble to this agreement.

      "Dry Borrowing" means a Warehouse Borrowing that is (a) not a Gestation Borrowing, Wet Borrowing, or Non-Agency Borrowing, (b) supported by the Borrowing Base for Mortgage Collateral, and (c) to be advanced by Associates to Ryland under the Intercompany Note.

      "Eligible" means, in respect of any item of Collateral, that such Collateral satisfies the applicable conditions for eligibility described in
Schedule 4.3 and which,  under  Section  4.3,  may be included in the  Borrowing
Base.

      "Eligible Collateral" means, at any time, each item of Collateral for which the applicable conditions for eligibility described in Schedule 4.3 are satisfied and which may under Section 4.3 be included in the Borrowing Base.

      "Employee Plan" means an employee-pension-benefit plan covered by Title IV of ERISA and established or maintained by either Company.

      "Environmental Law" means any Legal Requirement that relates to the pollution or protection of the environment or to Hazardous Substances.

      "ERISA" means the Employee Retirement Income Security Act of 1974.

      "ERISA Affiliates" means the Companies and every trade or business, whether or not incorporated, that, together with either Company, would be treated as a single-employer under ss. 4001 of ERISA.

      "Existing-Loan Agreement" means the Restated Loan and Security Agreement (as renewed, extended, and amended through the date of this agreement) dated as of June 16, 1995, between Associates, Ryland, Bank One, Texas, N.A., as Agent, and certain lenders.

      "Existing Obligation" means the Obligation as defined in and arising under the Existing-Loan Agreement.

      "Fed-Funds   Borrowing"  means  a  Borrowing  bearing  interest  at  the
Average-Adjusted-Fed-Funds Rate.

      "Fed-Funds Rate" means, for any day, the annual interest rate, rounded upwards, if necessary, to the nearest 0.01%, determined by Administrative Agent to be either (a) the weighted average of the rates on overnight-federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers for that day, or, if not a Business Day on the preceding Business Day, as published by the Federal Reserve Bank of New York, or (b) if not so published for any day, the average of the quotations for that day on those transactions received by Administrative Agent from three federal-funds brokers of recognized standing it may select.

      "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Development.

      "FHA Loan" means a Mortgage Loan, other than loans for mobile homes, either (a) full or partial payment of which is insured by FHA under the National Housing Act or Title V of the Housing Act of 1949, (b) for which FHA has issued a current, binding, and enforceable commitment for that insurance, or (c) which is eligible for direct endorsement under the FHA Direct Endorsement Program.

      "FHLMC" means the Federal Home Loan Mortgage Corporation.

      "Financials" means balance sheets, profit and loss statements, statements of cash flow and any other financial statements, reports, or information specified by any Lender.

      "FNMA" means the Federal National Mortgage Association.

      "Foreclosure Payment" means the unreimbursed purchase price paid by Ryland to repurchase a defaulted Mortgage Loan out of a Mortgage Pool in accordance with Ryland's obligations under the applicable Servicing Contract or loan sale contract.

      "Foreclosure Receivable" means, at any time, any claim by Ryland in respect of a Foreclosure Payment.

      "Funding Loss" means (a) for any Competitive-Bid Borrowing, (i) any reasonable, out-of-pocket loss or expense that the relevant Lender incurs because either Company (A) fails or refuses, for any reason other than a default by that Lender claiming that loss or expense, to take any Competitive-Bid Borrowing for which it has given a Competitive-Bid Acceptance under this agreement, or (B) prepays or pays any Competitive-Bid Borrowing before its maturity date, plus (ii) any decrease in earnings due to the re-deployment of funds at lower market rates for the remainder of the original term of that Competitive-Bid Borrowing and (b) for LIBOR Borrowings, any reasonable, out-of-pocket loss or expense that any Lender incurs because either Company (i) fails or refuses, for any reason other than a default by the Lender claiming that loss or expense, to take any LIBOR Borrowing that it has requested under this agreement, or (ii) prepays or pays any LIBOR Borrowing or converts any LIBOR Borrowing to another Borrowing Type at any time other than the last day of the applicable Interest Period.

      "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

      "Gestation Borrowing" means a Warehouse Borrowing that is (a) advanced to Associates subject to the applicable sublimit set forth in Part C of Schedule
4.4 and supported by the Borrowing Base for Gestation Collateral, and (b) to be advanced by Associates to Ryland under the Intercompany Note.

      "GNMA" means the Government National Mortgage Association.

      "Guide" means the following,  as applicable under the  circumstances,  for
(a) FHLMC, the Freddie Mac Sellers' & Servicers' Guide dated September 17, 1984,
(b) FNMA, the Fannie Mae Servicing Guide dated June 30, 1990, and (c) GNMA, as applicable, either (i) the GNMA I Mortgage Securities Guide, Handbook GNMA 5500.1REV-6, or (ii) the GNMA II Mortgage Securities Guide, Handbook GNMA 5500.2.

      "Hazardous Substance" means any substance (a) the presence of which requires removal, remediation, or investigation under any Environmental Law, or
(b) that is defined or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance under any Environmental Law.

      "Intercompany Note" means the promissory note executed by Ryland, payable to Associates' order, and endorsed to Administrative Agent's order, substantially in the form of Exhibit A-3, as renewed, extended, amended, and replaced.

      "Interest Period" is determined in accordance with Section 3.10.

      "Investment Facilities" means any credit facility (as any of those facilities may be renewed, extended, amended, or restated) now or in the future entered into, between either Company and (a) any Lender or (b) any commercial or savings bank organized under the Legal Requirements of the United States of America with a combined capital and unimpaired surplus of at least $250,000,000, and a rating of C or better by Thompson Bank Watch, Inc., or an IDC Financial Publishing rating of at least 75, to enable that Company to make investments having a maximum maturity of 31 days in (i) commercial paper given the highest rating (at least A-1 or P-1 or the equivalent) by a nationally recognized credit rating agency, (ii) United States governmental obligations, or (iii) certificates of deposit, bankers acceptances, and repurchase agreements, issued by the commercial bank providing the "Investment Facility" meeting the requirements above, in connection with which there exists mutual Rights of offset.

      "Legal Requirements" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

      "Lender Lien" means any present or future first-priority Lien securing the Obligation and assigned, conveyed, and granted to or created in favor of Administrative Agent for the benefit of Lenders under this agreement.

      "Lenders" means (a) the financial institutions named on the most recently amended Schedule 2.1 prepared by Administrative Agent under this agreement, and
(b) subject to this agreement, their respective successors and permitted assigns, but (c) not any Participant who is not otherwise a party to this agreement.

      "LIBOR" means, for a LIBOR Borrowing, the annual interest rate, rounded upwards, if necessary, to the nearest 0.01%, equal to the annual interest rate, rounded upwards, if necessary to the nearest 0.01%, that is the quotient obtained by dividing (a) (i) the rate determined by Administrative Agent, at approximately 9:30 a.m. on the second Business Day before the applicable Interest Period, as the rate reported by Telerate Mortgage Services for deposits in United States dollars in the London interbank market that are comparable in amount and maturity of that Borrowing, or (ii) if Administrative Agent cannot determine that rate, then the rate that deposits in United States dollars are offered to Administrative Agent in the amount of that LIBOR Borrowing in the London interbank market, at approximately 10:30 a.m., London, England, time on the third Business Day before the applicable Interest Period, for deposits comparable in amount and maturity of that Borrowing, by (b) one minus the Reserve Requirement.

      "LIBOR Borrowing" means a Borrowing, which may be a Warehouse Borrowing or a Working-Capital Borrowing, that bears interest at the LIBOR Rate.

      "LIBOR Rate" means, for any Interest Period, the sum of LIBOR for that Interest Period plus the Applicable Margin.

      "Lien" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

      "Litigation" means any action by or before any Tribunal.

      "Loan Documents" means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all agreements, documents, and instruments in favor of Administrative Agent or Lenders (or Administrative Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with any of the Obligation, including, without limitation, all Notes, Security Documents, and
Balance-Carry-Forward Agreements, and (c) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

      "Market Value" means, at any time, a value determined for a Mortgage Loan or a Mortgage Security in accordance with the following applicable procedures. If Administrative Agent or Determining Lenders, as the case may be, are unable to obtain any yield, price, or factor from the source or alternative source(s) stated below, then Administrative Agent or Determining Lenders, as the case may be, shall make a good-faith determination of that yield, price, or factor. That value is:

            (a) For a Mortgage Loan, either (i) the weighted-average-commitment prices of all Take-Out Commitments relating to that Mortgage Loan or (ii) at the sole election of either Administrative Agent or Determining Lenders (whose election supersedes Administrative Agent's), the market value of that Mortgage Loan determined upon the then-most recent posted-net-yield
      (A) that is furnished by FNMA and published by Telerate Mortgage Services, or (B) if not so published by Telerate Mortgage Services, that is furnished by FNMA as determined by Administrative Agent or Determining Lenders, as the case may be, or (C) for a Mortgage Loan not eligible for FNMA purchase, that is reasonably established by Administrative Agent or Determining Lenders, as the case may be.

            (b) For a Mortgage Security, the product of (i) that Mortgage Security's face amount times (ii) either:

                  (A) for a Mortgage  Security not arising out of the pooling of other Collateral, either (1) the most-recent percentage published by Telerate Mortgage Services as the bid price for mandatory delivery within 30 days for securities of the same type and bearing the same interest rate as that Mortgage Security, or (2) if that bid price is not published by Telerate Mortgage Services, the average of the percentages obtained from three brokerage firms selected in good faith by either Administrative Agent or Determining Lenders (whose selection supersedes Administrative Agent's) as the bid price for mandatory delivery within 30 days for securities of the same type and bearing the same interest rate as that Mortgage Security, or

                  (B) for a  Mortgage  Security  arising  out of the  pooling of other Collateral, the factor representing the percentage of that Mortgage Security's outstanding-principal balance obtained either from Telerate Mortgage Service or, if not available from Telerate Mortgage Services, by Administrative Agent from FHLMC, FNMA, or GNMA, as appropriate.

      "Material Agreement" means, for any Person, any agreement to which that Person is a party, by which that Person is bound, or to which any assets of that Person may be subject, and that is not cancelable by that Person upon less than 30-days notice without liability for further payment other than nominal penalty, and the default under which or cancellation or forfeiture of which would be a Material-Adverse Event.

      "Material-Adverse Event" means, at any time, any circumstance or event that, individually or collectively, is reasonably expected to result in a (a) material-adverse impairment of Administrative Agent's or any Lender's ability to enforce any of the Companies' collective obligations or any of Administrative Agent's or any Lender's respective Rights under the Loan Documents or (b) Default.

      "Maximum Amount" and "Maximum Rate" respectively mean, for any day and for any Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Legal Requirement, the Lender is permitted to contract for, charge, take, reserve, or receive on its portion of the Obligation.

      "Mortgage Collateral" means all Mortgage Loans, Mortgage Securities, and related Collateral Documents offered as Collateral under this agreement.

      "Mortgage Loan" means a loan that is (a) not a construction or commercial loan, (b) evidenced by a valid promissory note with a maturity within 30 years of origination, and (c) secured by a mortgage, deed of trust, or trust deed that (except as otherwise specifically provided in the Loan Documents) (i) complies with all applicable requirements for purchase under either the FNMA or FHLMC standard form of conventional-mortgage-purchase contract, (ii) is otherwise in form and substance satisfactory to Administrative Agent, and (iii) grants a perfected first-priority Lien on the residential-real property.

      "Mortgage Pool" means a (a) "group" or "grouping" of Mortgage Loans assembled in accordance with, and as that term is used in, the FHLMC Guide, (b) "pool" of Mortgage Loans assembled in accordance with, and as that term is used in, the FNMA Guide or the GNMA I Guide, (c) "pool" of Mortgage Loans or a "loan package" consisting of Mortgage Loans assembled in accordance with, and as those terms are used in, the GNMA II Guide, or (d) any other pool of Mortgage Loans assembled by an Approved Investor securing, and providing for pass-through payments of principal and interest on, its Mortgage Securities.

      "Mortgage Securities," sometimes called mortgage-backed securities and whether in certificated or book-entry form, means (a) participation certificates representing undivided interests in Mortgage Loans purchased by FHLMC under the Emergency Home Finance Act of 1970, (b) modified pass-through mortgage-backed certificates guaranteed by FNMA under the National Housing Act, (c) modified pass-through mortgage-backed certificates guaranteed by GNMA under ss. 306(g) of the National Housing Act, or (d) any other security issued by an Approved Investor that is based on or backed by a Mortgage Pool providing for pass-through payments of principal and interest.

      "Multiemployer Plan" means a multiemployer plan as defined in ss.ss. 3(37) or 4001(a)(3) of ERISA or ss. 414(f) of the Code to which any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

      "Net Worth" means, for Ryland, on a consolidated basis, and at any time, Ryland's stockholders' equity reflected on its balance sheet.

      "Non-Agency Borrowing" means a Borrowing that is (a) advanced to Associates subject to the applicable sublimit set forth in Part C of Schedule
4.4 and supported by the Borrowing Base for Non-Agency Collateral, and (b) to be advanced by Associates to Ryland under the Intercompany Note.

      "Non-LIBOR Borrowing" means a Borrowing, which may be a Warehouse Borrowing or Working-Capital Borrowing, that does not bear interest at the LIBOR Rate.

      "Notes" means the Associates  Notes,  Ryland Notes, and  Competitive-Bid
Notes.

      "Obligation" means all (a) of the Existing Obligation that is renewed under this agreement and the Loan Documents, and (b) present and future indebtedness, obligations, and liabilities of either Company to Administrative Agent or any Lender and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (c) amounts related to the Loan Documents that would become due but for operation of 11 U.S.C. ss.ss. 502 and 503 or any other provision of Title 11 of the United States Code, (d) pre-and post-maturity interest on any of the foregoing, including, without limitation, all post-petition interest if either Company voluntarily or involuntarily files for protection under any Debtor Law, and (e) all renewals, extensions, and modifications of any of the foregoing.

      "Original-Credit Agreement" means the Loan and Security Agreement (as renewed, extended, and amended through the date of this agreement) dated as of May 27, 1994, between Associates, Ryland, Bank One, Texas, N.A., as Agent, and certain Lenders.

      "Participant" is defined in Section 12.14.

      "PBGC" means the Pension Benefit Guaranty Corporation.

      "Permitted Debt" means Debt described on Schedule 8.1.

      "Permitted Liens" means Liens described on Schedule 8.2.

      "Permitted  Loans/Investments"  means loans and investments described on
Schedule 8.3.

      "Person" means any individual, entity, or Tribunal.

      "P&I Payment" means an unreimbursed advance or payment by Ryland to effect the timely payment of scheduled principal and interest on Mortgage Securities that are backed by a Mortgage Pool serviced by Ryland in accordance with Ryland's obligations under the applicable Servicing Contract to cover a short-fall between the principal and interest collected from mortgagors in respect of that Mortgage Pool and the principal and interest due on those Mortgage Securities.

      "P&I Receivable" means, at any time, any claim by Ryland in respect of a P&I Payment.

      "Potential Default" means the occurrence of any event or existence of any circumstance that would, upon notice, time lapse, or both, become a Default.

      "Principal Debt" means, at any time, the outstanding principal balance of all Borrowings.

      "Purchaser" is defined in Section 12.15.

      "Regulation U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221.

      "Regulation X" means Regulation X promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 224.

      "Representatives"    means   representatives,    officers,    directors,
employees, attorneys, and agents.

      "Repurchase Agreement" means any agreement, present or future, under which Ryland or any of its Affiliates sells Mortgage Securities with an obligation to repurchase them.

      "Reserve Requirement" means, at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System by member banks of the Federal Reserve System against "eurocurrency liabilities" (as that term is used in Regulation D of the Board of Governors of the Federal Reserve System).

      "Responsible Officer" means the chairman, president, chief executive officer, chief financial officer, treasurer, or any assistant treasurer.

      "Rights" means rights, remedies, powers, privileges, and benefits.

      "Ryland" is defined in the preamble of this agreement.

      "Ryland Group" means The Ryland Group, Inc., a Maryland corporation and Ryland's parent corporation.

      "Ryland Note" means a promissory note executed and delivered by Ryland, payable to a Lender's order, in the stated principal amount of its Commitment Percentage of the Commitment, and substantially in the form of Exhibit A-2, as renewed, extended, amended, or replaced.

      "Security Documents" means all documents now or in the future executed and delivered by either Company or any other Person to create a Lender Lien or otherwise assure or secure payment or performance of any of the Obligation, including, without limitation, the documents described on Schedules 4.5 or 5.1, as those documents may be renewed, extended, amended, restated, or substituted.

      "Senior Obligations" means the Obligation and all present and future Debt of the Companies under the Investment Facilities.

      A  "servicer"  means  variously  a  "seller,"   "servicer,"  "issuer,"  or
"lender," as defined or used in the applicable Guide in respect of a Person having Servicing Rights.

      "Servicing Contract" means, at any time, a Guide or any other present or future written agreement between an investor and Ryland acting as a servicer, or master servicer in the case of a sub-servicing arrangement, providing for Ryland to service mortgage loans or mortgage pools, as that Guide or agreement may be supplemented by applicable manuals, guides, and Legal Requirements.

      "Servicing Receivables" means, at any time, all Eligible Foreclosure Receivables, Eligible P&I Receivables, and Eligible T&I Receivables.

      "Servicing Rights" means, for Ryland and at any time, all present and future Rights as servicer or master servicer under Servicing Contracts, including, but not limited to, all Rights to receive Servicing Receivables and all other compensation, payments, reimbursements, termination and other fees, and proceeds of any disposition of those Rights.

      "Servicing Subsidiary" means any wholly owned Subsidiary of Ryland that owns servicing rights in respect of mortgage loans.

      "Settlement Account" means a non-interest bearing deposit account established by Ryland with Administrative Agent, styled and numbered "RMC Warehouse Settlement Account," Account No. 0100073055, for deposit of payments from investors and the settlement of collections from Mortgage Securities in connection with Mortgage Collateral.

      "Solvent" means, for any Person, that (a) the fair-market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

      "Stated-Termination Date" means May 20, 2002.

      "Subordinated Debt" means all present and future debt, liabilities, and obligations of Associates to Ryland, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, joint and several, due now or in the future, created directly or acquired by assignment or otherwise, or evidenced in writing or not.

      "Subsidiary" mean, for any Person and at any time, any corporation, more than 50% of the Voting Shares of which is directly or indirectly owned by that Person.

      "Take-Out Commitment" means a written and binding commitment (a) from an Approved Investor to purchase Mortgage Securities or, within a period of 12 months from the date originated, Mortgage Loans, and (b) for which there is no condition that cannot be reasonably anticipated to be satisfied or complied with before its expiration.

      "Tangible-Net Worth" means, for Ryland, on a consolidated basis, at any time, and without duplication, the sum of:

            (a)   Ryland's Net Worth; plus

            (b) Ryland's long-term Debt if its maturity is no earlier than 30 days after the Stated-Termination Date and its payment is subordinated to payment of the Senior Obligations in form and substance acceptable to Determining Lenders; minus

            (c) Ryland's goodwill, including, without limitation, any amounts representing the excess of the purchase price paid for acquired assets, stock, or interests over the book value assigned to them; minus

            (d) Ryland's patents, trademarks, service marks, trade names, and copyrights; minus

            (e) Ryland's other intangible assets.

      "Taxes" means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

      "Terminated Lender" means any Lender under the Existing-Loan Agreement whose commitment to extend credit under that agreement has been terminated and who is not a Lender under this agreement.

      "Termination Date" means the earlier of either (a) the Stated-Termination Date or (b) the date all commitments or obligations of all Lenders to extend any credit under this agreement have terminated or been canceled.

      "Termination Percentage" means, at any time for any Lender, the proportion, stated as a percentage, that the portion of the Principal Debt directly or indirectly owed to that Lender bears to the total Principal Debt directly or indirectly owed to all Lenders.

      "T&I Payment" means an unreimbursed advance or payment by Ryland to cover tax- and insurance-escrow payments not paid when required by a mortgagor under a Mortgage Loan in accordance with Ryland's obligations under the applicable Servicing Contract.

      "T&I Receivable" means, at any time, any claim by Ryland in respect of a T&I Payment.

      "Total Liabilities" means, for Ryland, on a consolidated basis, and at any time, all amounts that should be reflected as a liability on Ryland's balance sheet. The consolidated-repurchase and consolidated-reverse-repurchase obligations of Ryland and its Affiliates under Repurchase Agreements in connection with the sale of, and secured by, Mortgage Securities may be excluded from Total Liabilities.

      "Tribunal" means any (a) local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

      "UCC" means the Uniform Commercial Code or similar Legal Requirements enacted in applicable jurisdiction.

      "VA" means the Veteran's Administration.

      "VA Loan" means a Mortgage Loan either (a) full or partial payment of which is guaranteed by VA under the Servicemen's Readjustment Act of 1944 or Chapter 37 of Title 38 of the United States Code, (b) for which VA has issued a current binding and enforceable commitment for such a guaranty, or (c) which is subject to automatic guarantee by VA, which in each case, the applicable guaranty, commitment to guarantee, or automatic guaranty is for the maximum amount permitted by Legal Requirement.

      "Voting Shares" means, for any corporation, shares of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the board of directors (or other governing body) of that corporation, other than shares having that power only by reason of the happening of a contingency.

      "Warehouse Account" means a non-interest bearing deposit account established by Associates with Administrative Agent, styled and numbered "AMFC Warehouse Borrowing Account," Account No. 1885162402, for deposit of Warehouse Borrowings, funding of advances to Ryland under the Intercompany Note, deposit of payments on the Intercompany Note, and deposit of payments of the Obligation related to Warehouse Borrowings.

      "Warehouse Borrowing" means (a) a Borrowing (that may be a Gestation Borrowing, Non-Agency Borrowing, Wet Borrowing, or Dry Borrowing) that is advanced by Lenders, in accordance with their Commitment Percentages, may never exceed the Commitment, and is supported by the Borrowing Base for Mortgage Collateral, (b) that is advanced to Associates under this agreement, and (c) that is to be advanced to Ryland under the Intercompany Note by the next Business Day for Ryland to originate or acquire Mortgage Loans until they are sold in the secondary market.

      "Warehouse Obligation" is defined in Section 4.1(a).

      "Wet Borrowing" means a Warehouse Borrowing that is (a) advanced to Associates subject to the applicable sublimits set forth in Part C of Schedule
4.4 and pursuant to Section 2.3 and supported by the Borrowing Base for Mortgage Collateral, and (b) to be advanced by Associates to Ryland under the Intercompany Note.

      "Wire  Instructions"   means,  for  any  party  to  this  agreement,   the
information regarding wire transfers of funds to it described for it on Schedule 2.2.

      "Working-Capital Account" means a non-interest bearing deposit account established by Ryland with Administrative Agent, styled and numbered "RMC Working Capital Account," Account No. 1885162394, for deposit of Working-Capital Borrowings and payments of the Obligation related to Working-Capital Borrowings.

      "Working-Capital Borrowing" means a Borrowing that is (a) advanced by Lenders to Ryland in accordance with their Commitment Percentage under Section 2.2, (b) subject to the applicable sublimit set forth in Part D of Schedule 4.4,
(c) supported by the Borrowing Base for Working Capital, and (d) to be used as operating capital in Ryland's ordinary course of business.

      "Y2K Issue" means the risk that computer applications used by any Company or by any of its suppliers or vendors may be unable to properly recognize and perform date-sensitive functions.

     1.2 Time References. Time references (e.g., 9:30 a.m.) are to time in Dallas, Texas. In calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

     1.3 Other References. Where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender. Heading and caption references may not be construed in interpreting provisions. Monetary references are to currency of the United States of America. Section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used. References to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions. References to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns. References to any Legal Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it. References to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it. References to payment on demand mean by the next Business Day after the applicable demand is given under Section 12.2.

     1.4 Accounting Principles. GAAP determines all accounting and financial terms and compliance with financial reporting covenants. GAAP in effect on the date of this agreement determines compliance with financial covenants. Otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period other than changes concurred in by the Companies' independent public accountants.


SECTION 2   COMMITMENTS

     2.1 Commitments. Subject to the limitations below and other provisions of the Loan Documents and on Business Days before the Termination Date, each Lender severally agrees to provide its Commitment Percentage of Borrowings so long as,
(a) each disbursement of a Borrowing must be equal to or greater than $100,000 in the aggregate; (b) no Borrowing may be disbursed that would cause (i) the total Principal Debt to exceed the lesser of either the total Commitments or the Borrowing Base; (ii) each Lender's Principal Debt to exceed the lesser of either its Commitment or its Commitment Percentage of the Borrowing Base; (iii) the total Principal Debt of all Warehouse Borrowings to exceed the lesser of either the Commitment or the Borrowing Base for Mortgage Collateral; (iv) the total Principal Debt of all Working-Capital Borrowings to exceed the lesser of either the Commitment or the Borrowing Base for Working Capital; (v) the total
Principal Debt of Competitive-Bid Borrowings to exceed 25% of the total Commitment; and (vi) any of the applicable sublimits on Schedule 4.4 to be exceeded. The foregoing limitations must be read together and are not mutually exclusive.

     2.2 Borrowing Procedures Generally. The following conditions and procedures apply to all Warehouse Borrowings, subject to the conditions and provisions for Wet Borrowings in Section 2.3, and all Working-Capital Borrowings:

            (a) Wire Instructions. Until changed by a notice to each other party to this agreement, each party's Wire Instructions are described on
      Schedule 2.2, as that schedule may be unilaterally amended by Administrative Agent (following consultation with the applicable one or more Lenders) and distributed to the parties to this agreement in order to reflect changes in accordance with each notice given under this clause.

            (b) Credit Request. Associates or Ryland, as applicable, may only request a Borrowing by delivering to Administrative Agent, a related Credit Request before 1:00 p.m. on either the date on which the Borrowing is requested to be made (the "Borrowing Date") for a Fed-Funds Borrowing or the third-Business Day before the Borrowing Date for a LIBOR Borrowing.

                  (i) A  Credit  Request  must,  among  other  things,  indicate whether Associates or Ryland is obtaining the Borrowing, indicate the Borrowing Category and Borrowing Type, and irrevocably binds the Companies when it is delivered to Administrative Agent.

                  (ii) Administrative Agent shall use its best efforts to promptly, but at least by 2:00 p.m. on the day it timely receives a Credit Request for a Working-Capital Borrowing, fax a copy of it to each Lender and confirm it by telephone.

                  (iii) For any  Warehouse  Borrowing  requested  under a Credit
            Request,  Ryland must cause the delivery to Administrative  Agent of
            (A) a related Collateral-Delivery Notice before 10:30 a.m. on the date that the Credit Request must be delivered and (B) except as permitted for Wet Borrowings, all of the Collateral Documents required by Schedules 4.5 and 5.1 for any new Collateral offered in that Collateral-Delivery Notice.

            (c) Remittance by Lenders. Subject to compliance with Section 4.4, each Lender shall remit its Commitment Percentage of any Warehouse Borrowing or Working-Capital Borrowing requested in a Credit Request or the amount of any Competitive-Bid Borrowing requested in a Competitive-Bid Acceptance to Administrative Agent's principal office in Dallas, Texas, by wire transfer according to Administrative Agent's Wiring Instructions on
      Schedule 2.2, in funds that are available for immediate use by Administrative Agent by 3:30 p.m. on the applicable Borrowing Date.

            (d) Funding by Administrative Agent. Subject to receipt of those funds, Administrative Agent shall, unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by the Companies or waived by Lenders, make those funds available to or for the account of Associates or Ryland, as the case may be, by 4:00 p.m. on the Borrowing Date:

            o For any Warehouse Borrowing, by depositing those funds into the Warehouse Account.

            o For any Working-Capital Borrowing, by depositing those funds into the Working-Capital Account.

            (e) Non-remittance Under Credit Request. Absent contrary written notice from a Lender received by Administrative Agent by 4:00 p.m. on the applicable Borrowing Date, Administrative Agent may assume that each Lender has remitted its portion of a Borrowing, as required by Section 2.2(c), under a Credit Request available to Administrative Agent on the applicable Borrowing Date and may, but is not obligated to, make available to Associates or Ryland, as the case may be, a corresponding amount. If a Lender fails to remit its portion of that Borrowing to Administrative Agent on that Borrowing Date as so required, whether because of that Lender's default, because that Lender is not open for business on that Business Day, or otherwise, then Administrative Agent may recover that amount on demand (i) from that Lender, together with interest at the Fed-Funds Rate, during the period from the Borrowing Date to the date

      Administrative Agent recovers that amount from that Lender, which payment is then deemed to be that Lender's required remittance of that Borrowing, or (ii) if that Lender fails to pay that amount upon demand, then from Associates or Ryland, as the case may be, together with interest at an annual  interest  rate  equal  to the  rate  applicable  to the  requested
      Borrowing during the period from the Borrowing Date to the date Administrative Agent recovers that amount from Associates or Ryland, as the case may be. Notwithstanding these provisions, each Lender remains obligated to lend its portion of that Borrowing as required by Section 2.2(c), assumes the credit risk for that amount when the Borrowing is made available to or for Associates or Ryland, as the case may be, and, after Administrative Agent has recovered the amount of interest provided for in clause (i) above, is entitled to interest on that amount from the applicable Borrowing Date.

            (f) Other Lender's Responsibility. Although no Lender is responsible for the failure of any other Lender to remit its required portion of any Borrowing, the failure of any Lender to remit its required portion of any Borrowing does not excuse any other Lender from remitting its required portion of that Borrowing.

     2.3 Wet-Borrowing Procedures. The conditions and procedures of Section 2.2 apply to Wet Borrowings except as follows:

            (a) Collateral Documents. A Wet Borrowing may be funded before delivery to Administrative Agent of all of the required Collateral Documents for the Eligible Mortgage Loans supporting that Wet Borrowing. The Collateral-Delivery Notice delivered to Administrative Agent for a Wet Borrowing may be sent to Administrative Agent by fax but must identify and describe each Mortgage Loan that supports that Wet Borrowing and the amount of the Borrowing Base for Eligible Mortgage Loans applicable to it. By delivering the Collateral-Delivery Notice, Ryland confirms its grant under this agreement of Lender Liens, from the Borrowing Date for each Wet Borrowing, on each Collateral Document offered as Collateral in that Collateral-Delivery Notice that is perfected subject to the delivery of the related promissory notes for those Mortgage Loans to Administrative Agent or its bailee.

            (b) Funding by Administrative Agent. Administrative Agent shall make the funds available to Associates by 4:00 p.m. on the Borrowing Date by depositing these funds into the Warehouse Account.

      2.4   Terminations.

            (a) Terminations. After giving written and irrevocable notice to Administrative Agent and each Lender at least three Business Days before the effective date of any termination, Associates may fully terminate all or any portion of the total Commitments before the Stated-Termination Date; provided, however, that any partial termination must be ratable in accordance with each Lender's Commitment Percentage. A full or partial termination under this clause (a) (i) may only happen if no Default exists (unless otherwise consented to by Lenders, whose Termination Percentages total at least 51%), and (ii) requires (A) payment of any related Funding Loss and (B) no other premium or penalty.

            (b) Stated-Termination Date. The total Commitments and each Lender's offer to provide Competitive-Bid Borrowings each automatically terminate on the Stated-Termination Date.

            (c) Reinstatement. Once terminated, no part of any Commitment may be reinstated except by an amendment to this agreement under Section 12.11.

     2.5 Competitive-Bid Borrowings. The following conditions and procedures apply to Competitive-Bid Borrowings. Associates may make a Competitive-Bid Request on the applicable Borrowing Date by telephone or fax to any one or more Lenders as it may select. Any of those Lenders may give to Associates one or more responding Competitive Bids by telephone or fax by 9:00 a.m., as required by the Competitive-Bid Request, on that Borrowing Date, each of which is merely an indicative rate for that Lender when made. Associates may accept any Lender's Competitive Bid (whether at a higher, lower, or equal Competitive-Bid Rate as any other Lender's Competitive Bid) by mutually confirming by telephone an irrevocable rate, amount, and maturity date with that Lender at some point between 9:00 a.m. and 11:00 a.m. and by delivering to that Lender a properly completed Competitive-Bid Acceptance by 12:15 p.m. on that Borrowing Date. The delivery of a Competitive-Bid Acceptance constitutes confirmation by Associates that all applicable conditions precedent to the related Borrowing have been satisfied. The failure to deliver any Competitive-Bid Acceptance by 12:15 p.m. to any Lender for a Competitive Bid constitutes a rejection of that Competitive Bid. By 12:15 p.m. on that Borrowing Date Associates shall also notify Administrative Agent of the Lender, principal amount, and maturity date of each Competitive-Bid Acceptance applicable to that date. By 1:00 p.m. on that day if it properly receives that notice, Administrative Agent shall confirm by fax to each applicable Lender whether its proposed Competitive-Bid Borrowing would be permitted under Section 2.1 based upon the Borrowing-Base Report received from Custodian that day. Each Lender receiving a Competitive-Bid Acceptance shall remit the applicable Borrowing to Administrative Agent in accordance with
Section 2.2(c). Subject to receipt of those funds, Administrative Agent shall, unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Associates or waived by all Lenders, by 4:00 p.m. on the Borrowing Date, deposit those funds in accordance with Section 2.2(d).

SECTION 3   PAYMENT TERMS

      3.1 Notes. The Principal Debt of Warehouse Borrowings and interest on them are evidenced by the Associates Notes. The Principal Debt of Working-Capital Borrowings and interest on them are evidenced by the Ryland Notes. The Principal Debt of Competitive-Bid Borrowings and interest on them are evidenced by the Competitive-Bid Notes. Associates shall negotiate with each Lender as to the amount (subject to the terms of this agreement) and timing of delivery of a Competitive-Bid Note, if any, or one or more replacement Competitive-Bid Notes, if any, to that Lender. Notwithstanding any sale of participating interests under Section 12.14 or related-contrary notice, the Companies and Administrative Agent may deem and treat each Lender as the absolute owner of its respective one or more Notes for all purposes.

      3.2   Payment Procedures.

            (a) Payments by Companies. Associates or Ryland shall make each payment and prepayment of its respective portion of (i) interest accruing, while no Default exists, on each Competitive-Bid Borrowing directly to the Lender of that Borrowing in accordance with that Lender's Wire Instructions and in funds that are available for immediate use by that Lender, and (ii) any of the Obligation in all other cases directly to
      Administrative Agent, on behalf of Lenders, in accordance with Administrative Agent's Wiring Instructions on Schedule 2.2 and in funds that are available for immediate use by Administrative Agent. Payments that are received by 1:00 p.m. on a Business Day are deemed received on that Business Day. Payments that are received after 1:00 p.m. on a

      Business  Day are deemed  received on the next  Business  Day.  Subject to
      Section 3.9, applicable interest continues to accrue through the calendar day immediately before the Business Day on which the payment is deemed received. Each day, Administrative Agent will provide each Lender with the LIBOR rate in effect for that day. Only Administrative Agent invoices Ryland for interest under this agreement (except the applicable Lender must invoice Associates for interest on its respective Competitive-Bid Borrowings). Ryland or Associates, after reviewing such invoice, shall forward the invoice to Administrative Agent for distribution of funds to each Lender in accordance with such invoice. All interest invoices received by Administrative Agent from Ryland are deemed correct. Any dispute in interest amount must be resolved between Ryland and such Lender directly.

            (b) Distributions by Administrative Agent. When received under clause (a) above, Administrative Agent shall distribute each payment by wire transfer to each appropriate Lender, in accordance with each Lender's share under Section 3.5, reasonably promptly after receipt but by no later than 2:30 p.m. on the Business Day the payment is deemed to be received by Administrative Agent under clause (a) above. If Administrative Agent fails to distribute any payment to any Lender as required by this clause, then Administrative Agent shall pay to that Lender on demand interest on that payment, from the date due under this clause until paid, at an annual interest rate equal from day to day to the Fed-Funds Rate.

     3.3 Scheduled Principal and Interest. Associates (in respect of any of the Obligation related to Warehouse Borrowings) or Ryland (in respect of any of the Obligation related to Working-Capital Borrowings) shall make scheduled payments of the Principal Debt and interest on it as provided in this section. Each interest payment may be deferred until the later of either the due date or the date that is three Business Days after the appropriate Company is given written notice of the amount of it. Unless otherwise provided in this agreement:

            (a) Competitive-Bid Borrowings. Associates shall pay the Principal Debt of, and accrued interest on, each Competitive-Bid Borrowing to each Lender on the earlier of either (i) the number of days (but not more than 90 days) stated in the related Competitive-Bid Acceptance after the applicable Borrowing Date or (ii) the Termination Date.

            (b) LIBOR-Borrowing  Interest. For each LIBOR Borrowing,  Associates
      (in respect of Warehouse Borrowings) or Ryland (in respect of Working-Capital Borrowings) shall pay interest as it accrues on its Interest Period's last day and, if the Interest Period is longer than three months, 90 days after its Interest Period's first day and each 90 days after that.

            (c) Non-LIBOR-Borrowing Interest. For each Non-LIBOR Borrowing, Associates (in respect of Warehouse Borrowings) or Ryland (in respect of Working-Capital Borrowings) shall pay interest as it accrues (i) through the last day of the Calendar Month preceding the payment date, on the 15th day of each Calendar Month beginning June 15, 1999, and (ii) on the Termination Date.

            (d) Default-Rate Interest. Associates (in respect of Warehouse Borrowings) or Ryland (in respect of Working-Capital Borrowings) shall pay interest at the Default Rate on demand as it accrues.

            (e) Obligation. Associates (in respect of any of the Obligation related to Warehouse Borrowings) or Ryland (in respect of any of the Obligation related to Working-Capital Borrowings) shall pay the full unpaid Principal Debt and all other remaining Obligation on the Termination Date.

            (f) Existing Obligation. In respect of the Existing Obligation, the Companies shall (i) on the Closing Date, pay to each Terminated Lender all Existing Obligation owed to that Terminated Lender, (ii) on the Closing Date, pay to each Lender the amount of principal owed to that Lender under the Existing-Loan Agreement that would exceed any of the Borrowing limitations applicable to that Lender under Section 2.1, and (iii) on the dates that such interest and fees would otherwise be payable under this agreement, pay to each Lender all unpaid interest and fees accrued to that Lender's benefit as of the Closing Date under the Existing-Loan Agreement.

      3.4   Prepayments.

            (a) Commitment Termination. Associates (in respect of any of the Obligation related to Warehouse Borrowings) or Ryland (in respect of any of the Obligation related to Working-Capital Borrowings) shall, on the date that full or partial termination of the total Commitments becomes effective under Section 2.4, pay to Administrative Agent for the benefit of Lenders the full Obligation in the case of a full termination or, in the case of a partial termination, the amount that the Principal Debt exceeds the reduced total Commitments, together with accrued and unpaid interest on such excess, all accrued fees, if any, and any related Funding Loss.

            (b) Borrowing Excess. If at any time any Borrowing Excess exists, then, before the close of business on the third-Business Day after the Companies receive written notice from Administrative Agent of the amount and nature of the Borrowing Excess, Associates (in respect of Warehouse Borrowings) or Ryland (in respect of Working-Capital Borrowings) shall take the following applicable action that eliminates that Borrowing
      Excess:

                  (i) For a Borrowing  Excess that is not capable of elimination by delivery of additional Collateral or an increase in the total, or any applicable, Borrowing Base, or when a Default exists, prepay to Administrative Agent for distribution to the appropriate one or more Lenders Principal Debt of the appropriate one or more Borrowing Categories (together with any related Funding Loss).

                  (ii) For any other  Borrowing  Excess and only when no Default exists, either (A) deliver to Administrative Agent, in accordance with this agreement, additional Collateral that causes the total or the applicable Borrowing Base, as the case may be, to increase as may be necessary to eliminate the Borrowing Excess, (B) prepay to Administrative Agent for distribution to the appropriate one or more Lenders Principal Debt of the appropriate one or more Borrowing Categories (together with any related Funding Loss), or (C) any combination of the actions under clauses (A) or (B) above.

            (c) Voluntary Prepayments. Associates or Ryland may voluntarily prepay all or any of the Obligation at any time without premium or penalty, but with any applicable Funding Loss.

     3.5 Order of Application. All payments and proceeds, whether voluntary, involuntary, through the exercise of any Right of set-off or other Right, realization against any Collateral, or otherwise, shall be applied in the following order:

            (a) No Default. While no Default exists, in the order and manner as Associates or Ryland, as the case may be, directs, except that principal payments must always be applied in the following order and manner:

                  (i) Principal Debt in the order below (except as the order may be rearranged by Administrative Agent to the extent possible to avoid the application of any Funding Loss for LIBOR Borrowings), payable to Lenders as provided in clause (ii) below. Principal Debt shall be applied (A) to the Borrowing Category to the extent the collections or proceeds are from or arose in respect of the Collateral in its Borrowing Base and (B) then in the following order:

                  o      Working-Capital Borrowings
                  o      Wet Borrowings
                  o      Dry Borrowings
                  o      Gestation Borrowings

                  (ii) Payments under clause (i) above shall be applied  ratably to each Lender in accordance with its Commitment Percentage.

            (b) Default or No Direction. While a Default exists or if the appropriate Company fails to give any direction, in the following order and manner:

                  (i) All costs and expenses incurred by Administrative Agent in connection with its duties under the Loan Documents, including, without limitation, fees and expenses paid by Administrative Agent to any servicing companies retained by Administrative Agent to assist it in servicing any Collateral required to be serviced, to any attorneys, or to any agents, that have not been reimbursed by Lenders, together with interest at the Default Rate, payable solely to Administrative Agent.

                  (ii) All costs and expenses incurred by any Lender in connection with the Loan Documents that are reimbursable to it under the Loan Documents and all amounts paid by that Lender to Administrative Agent as a reimbursement to it of costs and expenses incurred by Administrative Agent in connection with its duties under the Loan Documents, together with interest at the Default Rate, payable ratably to Lenders in the proportion that each Lender's share of those costs and expenses bears to the total of those costs and expenses for all Lenders.

                  (iii) Accrued and unpaid interest on the  Obligation,  payable ratably to Lenders in the proportion that the amount of interest owed to each Lender bears to the total of all interest owed to all Lenders.

                  (iv) Principal Debt in the order below, payable ratably to each Lender in accordance with its Termination Percentage, except as the order may be rearranged by Administrative Agent to the extent possible to avoid the application of any Funding Loss for LIBOR Borrowings. Principal Debt shall be applied (A) to the Borrowing Category to the extent the collections or proceeds are from or arose in respect of the Collateral in its Borrowing Base and (B) then any excess will be applied in the following order:

                  o      Working-Capital Borrowings
                  o      Wet Borrowings
                  o      Dry Borrowings
                  o      Gestation Borrowings

                  (v) All other portions of the  Obligation,  payable ratably to
            Lenders in the proportion that each Lender's share of those amounts bears to the total of those amounts for all Lenders.

                  (vi) Either (A) to Ryland or to its  successors  or assigns on behalf of the Companies, to be divided between them as they may agree, or (B) as a court of competent jurisdiction may direct.

     3.6  Sharing.  If  any  Lender  obtains  any  amount,   whether  voluntary,
involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under Section 10.3, that exceeds the portion of that amount it is otherwise entitled under the Loan Documents to receive, then that Lender shall purchase from the other Lenders participations that result in the purchasing Lender's sharing the excess amount ratably with each Lender in accordance with the portion it is entitled to receive under the Loan Documents. If all or any of that excess amount is subsequently recovered from that purchasing Lender, then the purchase of participations in it is automatically rescinded and the purchase price restored to that purchasing Lender to the extent of the recovery. Any Lender purchasing a participation from another Lender under this section may, to the extent lawful, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of either Company in the amount of that participation.

     3.7 Interest Rates. Unless otherwise provided in this agreement, the Principal Debt and any past-due interest owed to each Lender bears interest at an annual interest rate equal to the lesser of either the Maximum Rate or:

            (a) Competitive-Bid Borrowings. For the Principal Debt of a Competitive-Bid Borrowing: the Competitive-Bid Rate applicable to it.

            (b) LIBOR  Borrowings.  For the Principal Debt of a LIBOR Borrowing:
      The LIBOR Rate applicable to its Interest Period.

            (c) Non-LIBOR  Borrowings.  For the Principal  Debt of all Non-LIBOR
      Borrowings   owed   to   Lenders   during   any   Calendar   Month:    The
      Average-Adjusted-Fed-Funds Rate for that Calendar Month.

            (d) Default Rate. All past-due Principal Debt and past-due interest on it bears interest at the Default Rate from the date due (stated or by acceleration) until paid, whether or not payment is before or after entry of a judgment.

      3.8 Interest Calculations.

            (a) Interest is calculated on the basis of actual days (including the first but excluding the last) elapsed over a year of 360 days (or, if that calculation would result in interest greater than the Maximum Amount, 365 or 366 days, as the case may be).

            (b) The provisions of this agreement relating to calculation of the Average-Adjusted-Fed-Funds Rate and the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid under this agreement that are based upon those rates. Each Lender may fund and maintain its funding of all or any part of each Borrowing as it selects.

     3.9 Maximum Rate. Regardless of any Loan Document provision, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any of the Obligation any amount in excess of the Maximum Rate. If a Lender ever does so, then any excess is treated as a partial prepayment of principal, and any remaining excess shall be refunded to Associates or Ryland, as the case may be. In determining if the interest paid or payable exceeds the Maximum Rate, the Companies and Lenders shall, to the extent lawful (a) treat all Borrowings as but a single extension of credit, (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and their effects, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the full-contemplated term of the Obligation. However, if the Obligation is paid in full before the end of that full-contemplated term and the interest received for the Obligation's actual period of existence exceeds the Maximum Amount, then Lenders shall refund any excess without being subject to any penalties provided by any Legal Requirements. If the Legal Requirements of the State of Texas are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "indicated rate ceiling" from time to time in effect under Article 5069-1D.001, Revised Civil Statutes of Texas. Associates and Ryland agree that Chapter 346, Revised Civil Statutes of Texas (which regulates certain revolving credit loan accounts and revolving triparty accounts) does not apply to any Borrowings.

     3.10 Interest Periods. When either Company requests any LIBOR Borrowing, it may elect the applicable interest period (each an "Interest Period"), which may be either one, two, three, or six months at its option or such other period as it and Administrative Agent may agree (after first obtaining Determining Lender approval if for more than six months), subject to the following conditions: (a) The initial Interest Period commences on the applicable Borrowing Date or Conversion Date, and each subsequent applicable Interest Period commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (c) if an Interest Period would otherwise not end on a Business Day, it shall end on the immediately preceding Business Day; (d) no Interest Period for any portion of the Obligation may extend beyond the scheduled repayment date for that portion of the Obligation; and (e) no more than five Interest Periods may be in effect at any time.

     3.11 Conversions. Associates or Ryland, as the case may be, may (a) convert a LIBOR Borrowing on the last day of the applicable Interest Period to another Borrowing Type, (b) convert another Borrowing Type (subject to Section 3.16) at any time to a LIBOR Borrowing, and (c) elect a new Interest Period for a LIBOR Borrowing, by giving a Conversion Request to Administrative Agent and each Lender no later than 9:30 a.m. on the day (the "Conversion Date") that is the third Business Day before the last day of the applicable Interest Period. However, a Borrowing may not be converted to or continued as a LIBOR

Borrowing if a Default exists, and, absent the applicable Company's timely Conversion Request, a LIBOR Borrowing is deemed converted to a Fed-Funds Borrowing effective when the applicable Interest Period expires.

     3.12 Booking Borrowings. To the extent lawful, any Lender may make, carry, or transfer the Principal Debt owed to it at, to, or for the account of any of its branch offices or the office of any of its Affiliates. However, no Affiliate of any Lender is entitled to receive any greater payment under Section 3.14 than the transferor Lender would have been entitled to receive with respect to that Principal Debt, and no Lender is entitled to receive any greater payment under
Section 3.14 on account of a transfer of that Principal Debt to or for the account of a branch office, other than the one specified on Schedule 2.1, than it would have been entitled to receive with respect to that Principal Debt if that transfer had not been made. Each Lender shall use its reasonable efforts (consistent with its internal policies and applicable Legal Requirement) to make, carry, maintain, or transfer its part of any Principal Debt with its Affiliates or branch offices in an effort to eliminate or reduce to the extent possible the total amounts due to it under Sections 3.14 and 3.15 if, in its reasonable judgment, those efforts will not be disadvantageous to it.

     3.13 Basis Unavailable or Inadequate for LIBOR Rate. If, on or before any date when a LIBOR Rate is to be determined for a Borrowing, Administrative Agent or any Lender (upon notice to Administrative Agent) determines that the basis for determining the applicable rate is not available or that the resulting rate does not accurately reflect the cost to Lenders of making or converting Borrowings at that rate for the applicable Interest Period, then Administrative Agent shall promptly notify the Companies of that determination (which is conclusive and binding on the Companies, absent manifest error) and that Borrowing shall be a Fed-Funds Borrowing. Until Administrative Agent notifies the Companies that it or the notifying Lender (upon notice to Administrative Agent) has determined that those circumstances no longer exist, which it shall promptly do, Lenders' commitments under this agreement to make or convert to LIBOR Borrowings are suspended.

     3.14 Additional Costs. This section survives the full satisfaction of the Obligation and termination of the Loan Documents, and release of Lender Liens.

            (a) For any LIBOR Borrowing, if (i) (A) any change after the date of this agreement in any present Legal Requirement, and for purposes of this
      Section 3.14, Legal Requirement includes interpretations and guidelines of any Tribunal whether or not having the force of Legal Requirement, or any future Legal Requirement imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Tribunal results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained, (B) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any LIBOR Borrowing, and (C) that Lender determines that the reduction or increase is material (and it may, in determining the material nature of the reduction or increase, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (ii) that Lender (through Administrative Agent) shall deliver to the Companies a certificate stating in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and Associates or Ryland, as the case may be, shall pay that amount to that Lender within ten days after demand.

            (b) For any Borrowing, if (i) (A) any change after the date of this agreement in any present Legal Requirement or any future Legal Requirement regarding capital adequacy or compliance by any Lender with any request, directive, or requirement now or in the future imposed by any Tribunal regarding capital adequacy or any change in the risk category of this transaction reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (ii) that Lender (through Administrative Agent) shall notify the Companies and deliver to the Companies a certificate stating in reasonable detail the calculation of the amount necessary to compensate it (which certificate is presumed correct), and Associates or Ryland, as the case may be, shall pay that amount to Lender within ten days after demand.

            (c) Any Taxes payable by Administrative Agent or any Lender or ruled (by a Tribunal) payable by Administrative Agent or any Lender in respect of any Loan Document shall, if permitted by Legal Requirement and if deemed material by Administrative Agent or that Lender (who may, in determining the material nature of the amount payable, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), be paid by Ryland, together with interest and penalties, if any (except for Taxes payable on the overall net income of Administrative Agent or that Lender and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Administrative Agent or any Lender). Administrative Agent or that Lender (through Administrative Agent) shall notify Ryland and deliver to Ryland a certificate stating in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Ryland shall pay that amount to Administrative Agent for the account of Administrative Agent or that Lender, as the case may be, within ten days after demand. If Administrative Agent or that Lender subsequently receives a refund of the Taxes paid to it by Ryland, then the recipient shall promptly pay the refund to Ryland.

     3.15 Change in Legal Requirements. If any change, after the date of this agreement, in any present Legal Requirement or any future Legal Requirement makes it unlawful for any Lender to make or maintain LIBOR Borrowings, then that Lender shall promptly notify Administrative Agent, who shall promptly notify the Companies and (a) as to undisbursed funds, any requested Borrowing shall be made as a Fed-Funds Borrowing, (b) as to any outstanding Borrowing (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Fed-Funds Borrowing as of the date of notice, but neither Company is obligated to pay any related Funding Loss, or
(ii) if not prohibited by Legal Requirement, the Borrowing shall be converted to an Fed-Funds Borrowing as of the last day of the applicable Interest Period, or
(iii) if any conversion will not resolve the unlawfulness, Associates or Ryland, as the case may be, shall promptly prepay the Borrowing, without penalty, and without payment of any related Funding Loss. No Conversion Request is required to be delivered in connection with any conversion under this Section 3.15.

     3.16 Funding Loss. Subject to Section 3.15, THE COMPANIES JOINTLY AND SEVERALLY AGREE (IN RESPECT OF WAREHOUSE BORROWINGS) AND RYLAND AGREES (IN RESPECT OF OTHER BORROWINGS) TO INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. When any Lender demands that a Company pay any Funding Loss, that Lender shall deliver to Administrative Agent who shall promptly deliver to the Companies a certificate stating in reasonable detail the basis for imposing Funding Loss and the calculation of the amount, which calculation shall be presumed correct. This Section 3.16 survives the satisfaction and payment of the Obligation and termination of the Loan Documents.

     3.17 Foreign Lenders, Participants, and Purchasers. Each Lender, Participant (by accepting a participation interest under this agreement), and Purchaser (by executing an Assignment) that is not organized under the Legal Requirements of the United States of America or one of its states (a) represents to Administrative Agent and the Companies that (i) no Taxes are required to be withheld by Administrative Agent or either Company with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Administrative Agent and the Companies two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Administrative Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, and
(b) covenants to (i) provide Administrative Agent and the Companies a new Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent upon the expiration or obsolescence of any previously delivered form according to Legal Requirement, duly executed and completed by it, and (ii) comply from time to time with all Legal Requirements with regard to the withholding Tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then the Companies and Administrative Agent (without duplication) may deduct and withhold from interest payments under the Loan Documents United States federal income Tax at the full rate applicable under the Code.

     3.18 Fees. The following are not compensation for the use, detention, or forbearance of money, are in addition to and not in lieu of interest and expenses otherwise described in the Loan Documents, are non-refundable, to the extent lawful, bear interest if not paid when due at the Default Rate, and are calculated on the basis of actual days (including the first but excluding the last) elapsed over a year of 360 days (or 365 or 366 days, as the case may be, if the calculation would otherwise result in exceeding the Maximum Amount and the payment were deemed to be interest notwithstanding the above provisions to the contrary):

            (a) Administrative Agent's Fees. The Companies shall pay to Administrative Agent, for its sole account, an arrangement fee, an annual administrative fee, and custodial fee in an amount and on such payment terms as may be agreed upon by the Companies and Administrative Agent in writing.

            (b) Commitment Fees. Ryland shall pay to Administrative Agent a commitment fee for Lenders payable in arrears on the first day of the Calendar Quarter for the preceding Calendar Quarter and on the Termination Date. Each payment of the commitment fee is a percentage per annum, calculated for the period in which it accrued as the product of 0.150% multiplied by the total Commitment.


SECTION 4   SECURITY

      4.1 Guaranty.

            (a) Guaranty. To induce Administrative Agent and Lenders to enter into this agreement and extend credit to Associates and for other good and valuable consideration, including, without limitation, the facts stated in the recitals to this agreement, but not as a condition to Lenders' agreements to extend credit to Ryland under this agreement, Ryland unconditionally and irrevocably guarantees to Administrative Agent and each Lender (i) the prompt payment of the Obligation related in any way to Warehouse Borrowings (the "Warehouse Obligation") at maturity, by acceleration or otherwise, and at all times after maturity in accordance with the Loan Documents and (ii) the prompt performance of and compliance with every term, covenant, and condition of the Loan Documents when due. Ryland acknowledges and agrees that this agreement expressly refers to each of the Loan Documents, including, without limitation, the Notes.

            (b) Nature of Liability. "This guaranty" refers to this Section 4.1, which is an absolute, irrevocable, and continuing guaranty, and Ryland's liability for any future Warehouse Obligation is not released or reduced by the payment and performance of the Warehouse Obligation in full from time to time and constitutes a renewal and extension of Ryland's guaranty under Section 4.1 of the Existing-Loan Agreement.

            (c) Payment and Performance by Ryland. If Associates fails to pay or perform any Warehouse Obligation when due, Ryland shall pay or perform that Warehouse Obligation on demand and without notice of acceptance of this guaranty, creation of any Warehouse Obligation, any Default, or Potential Default, presentment and demand for payment, protest, nonpayment, dishonor, notice of the intent to accelerate, and notice of acceleration, all of which Ryland waives.

            (d) No Requirement to Pursue Other Rights. In order to enforce payment and performance by Ryland, it is not necessary for Administrative Agent or any Lender first or concurrently to institute suit or exhaust Rights against Associates or any other Person or enforce Rights against any present or future Collateral or other security.

            (e) Effect of Certain Default. If a Default occurs under Section 10.1(d) in respect of Ryland, then the Obligation is, as between Ryland, Lenders, and Administrative Agent, a fully matured, due, and payable obligation of Ryland to Administrative Agent and Lenders, without regard to whether a Default or Potential Default then exists or whether any of the Warehouse Obligation is then due and payable to Administrative Agent or any Lender, payable in full by Ryland to Administrative Agent and Lenders.

            (f) Other Debts. If Ryland becomes liable, by endorsement or otherwise, for any debt of Associates to Administrative Agent or any Lender that is not part of the Warehouse Obligation, then that liability is not in any manner impaired or affected by this guaranty.

            (g) Subordinated Debt. All Subordinated Debt is expressly subordinated to the full payment and performance of the Warehouse Obligation. Ryland may not receive or accept any payment from Associates for any Subordinated Debt at any time when any Warehouse Obligation is outstanding. If Ryland receives any payment of any Subordinated Debt in violation of this section, Ryland shall hold that payment in trust for Administrative Agent on behalf of Lenders and immediately turn it over to Administrative Agent, in the form received but with any necessary endorsements, to be applied to the Warehouse Obligation.

            (h) Independent Analysis. Ryland may not rely upon Administrative Agent or any Lender about, and each expressly assumes all responsibilities to remain informed about, Associates' financial condition and any circumstances affecting Associates' ability to pay or perform the Warehouse Obligation.

            (i) Waiver of Certain Rights Against Others. Ryland may not assert, enforce, or otherwise exercise, and Ryland irrevocably waives, until payment in full of the Obligation (a) any Right of subrogation to any of Administrative Agent's or any Lender's present or future Rights or Collateral with respect to any Warehouse Obligation, (b) any Right of recourse, reimbursement, contribution, indemnification, or similar Right against any Person with respect to the payment or performance of any Warehouse Obligation, and (c) any Right to participate in any security or assurances for any Warehouse Obligation.

            (j) Waiver of Certain Procedural Rights. Ryland waives all Rights by which it might be entitled to require suit on an accrued Right of action in respect of any Warehouse Obligation or require suit against Associates or any other Person, whether arising under (i) ss. 34.02 of the Texas Business and Commerce Code, which is about certain Rights to require suit on accrued Rights of action following written notice, (ii) ss. 17.001 of the Texas Civil Practice and Remedies Code, which allows suit against certain guarantors without suit against certain principal obligors but precludes entry of judgment against certain guarantors before entry of judgment against certain principal obligors, (iii) Rule 31 of the Texas Rules of Civil Procedure, which requires joinder of certain principal obligors in suits against certain guarantors unless judgment has been entered against those principal obligors, or (iv) otherwise.

            (k) Non-impairment. The occurrence or existence of any one or more of the following, with or without notice to or consent by Ryland, does not release or reduce Ryland's liability under this guaranty: (i) Administrative Agent or any Lender taking or accepting any other security or assurance for any Warehouse Obligation; (ii) any release, surrender, exchange, subordination, impairment, or loss of any security or assurance for any Warehouse Obligation; (iii) any partial or full release of any other Person's liability for any Warehouse Obligation; (iv) the insolvency, bankruptcy, or lack of corporate, partnership, trust, or other power or authority of any Person; (v) any renewal, extension, or rearrangement of the payment or performance of, or any assignment of, any Warehouse Obligation; (vi) any new agreement with, or adjustment, indulgence, forbearance, compromise, or release ever granted to any other Person; (vii) any neglect, delay, omission, failure, or refusal by Administrative Agent or any Lender to take or prosecute any action for the collection of any Warehouse Obligation or to foreclose, take, or prosecute any action under any document evidencing or securing any Warehouse Obligation; (viii) the unenforceability of any Warehouse Obligation against any Person because it exceeds the amount permitted by Legal Requirement, the act of creating it is ultra vires, or any individual creating it exceeded his authority or violated his fiduciary duties in connection with it; (ix) Administrative Agent or any Lender becomes required to refund any payment or make payment to any other Person because any payment to Administrative Agent or that Lender by any Person for any Warehouse Obligation is held to constitute a preference under any Debtor Law or otherwise; or (x) any existing or future offset, claim, or defense (except for the defense of full payment and performance of the Warehouse Obligation after the running of any preference period after that payment and performance) of any other Person against Administrative Agent or any Lender or against payment or performance of any Warehouse Obligation, whether that offset, claim, or defense arises in connection with the Warehouse Obligation or otherwise, and such claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction, and usury.

      4.2   Collateral.

            (a) From Associates. To secure the full payment and performance of the Warehouse Obligation, Associates assigns, conveys, and grants to, and creates in favor of, Administrative Agent a Lender Lien in the items set forth in Part B.1. of Schedule 4.3.

            (b) From Ryland. To secure the full payment and performance of the full Obligation and the guaranty in Section 4.1, Ryland assigns, conveys, and grants to, and creates in favor of, Administrative Agent Lender Liens in all of the items and types of property listed in Part B.2. of Schedule 4.3, collectively, together with the collateral described in clause (a) above and any other present and future security for any of the Obligation, the "Collateral", without transferring to Administrative Agent or any Lender any of Ryland's obligations in respect of those items.

            (c) Renewal of Lender Liens. The Lender Liens under this Section 4.2 are renewals and extensions of the Lender Liens arising under the Original-Loan Agreement, which liens were renewed and extended under the Existing-Loan Agreement, including, without limitation, those evidenced or perfected by the following financing statements, each executed by the appropriate Company (including Ryland's three trade-names) as debtor and Administrative Agent as secured party, and filed with the following jurisdictions, and otherwise described as follows:

------------------- ------------ ------------- -------

Name                Jurisdiction Number        Date
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

Associates          Sec. of      9408671       06/28/94
                    State, DE
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      41788224;     06/27/94
                    State, MD    Liber 3617,
                                 Folio 1928
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Howard       015451;       06/23/94
                    Co., MD      Liber 0146,
                                 Folio 530
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      120435        06/20/94
                    State, TX
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

Ryland              Sec. of      4174887 and   06/23/94
                    State, MD    41748193;
                                 Liber 3617,
                                 Folio 1545
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Howard       015482;       06/30/94
                    Co., MD      Liber 0146,
                                 Folio 673
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      06159409102   06/15/94
                    State, OH
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      115336        06/14/94
                    State, TX
------------------- ------------ ------------- -------

Therefore, the Companies (i) ratify and confirm that all of those Lender Liens are not released, reduced, or otherwise adversely affected by this agreement and continue to secure full payment and performance of the present and future Obligation, and (ii) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those Lender Liens. The following Liens created in favor of Administrative Agent pursuant to the Original-Loan Agreement and renewed and extended under the Existing-Credit Agreement will automatically terminate upon the passage of five years following their original date of filing, and Administrative Agent hereby agrees that, as of that date, it will no longer claim a security interest under the original financing statement and completely release and discharge all the collateral described in it from any and all security interests and Liens granted or assigned to the Administrative Agent:

------------------- ------------ ------------- -------

Name                Jurisdiction Number        Date
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

Ryland Funding      Sec. of      141747383;    06/23/94
Group               State, MD    Liber 3617,
                                 Folio 1549
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Howard       015483;       06/30/94
                    Co., MD      Liber 0146,
                                 Folio 677
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      06159409103   06/15/94
                    State, OH
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      115337        06/14/94
                    State, TX
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

Rylco Funding       Sec. of      14747384;     06/23/94
Group               State, MD    Liber 3617,
                                 Folio 1553
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Howard       015484;       06/30/94
                    Co., MD      Liber 0146,
                                 Folio 681
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      06159409104   06/15/94
                    State, OH
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      115338        06/14/94
                    State, TX
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

RMC Mortgage Corp.  Sec. of      141747385;    06/23/94
                    State, MD    Liber 3617,
                                 Folio 1557
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Howard       015485;       06/30/94
                    Co., MD      Liber 0146,
                                 Folio 685
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      06159409101   06/15/94
                    State, OH
------------------- ------------ ------------- -------
------------------- ------------ ------------- -------

                    Sec. of      115339        06/14/94
                    State, TX
------------------- ------------ ------------- -------

     4.3 Eligible Collateral. If at any time any item of Collateral ceases to meet the applicable requirements of eligibility on Schedule 4.3, then (a) that item is automatically excluded from all calculations of the applicable Borrowing Base, and (b) Administrative Agent shall so notify the Companies and Lenders.

     4.4 Borrowing-Base Reports. By 11:00 a.m. on the date of any Borrowing, any payment of Principal Debt, or removal of any Collateral, Administrative Agent
(for Borrowing-Base Reports for Mortgage Collateral) shall deliver to the Companies and Lenders, or Ryland (for other Borrowing-Base Reports) shall deliver to Administrative Agent for Administrative Agent to deliver to each Lender, the applicable Borrowing-Base Report depending upon the Borrowing Category of the Borrowing or payment or Borrowing Base in which that Collateral is included.

      4.5   Collateral Procedures

            (a)  Collateral   Delivery.   Ryland  must  deliver  the  Collateral
      Documents  and  otherwise  comply  with  all the  required  procedures  in
      Schedule 4.5 for Collateral offered in connection with this agreement by no later than 10:30 a.m. on (i) the Borrowing Date for Collateral supporting any Borrowing other than a Wet Borrowing and (ii) seventh Business Day after the Borrowing Date of any Wet Borrowing for Collateral supporting that Borrowing.

            (b) Ryland as Bailee. Ryland shall (i) hold in trust for Administrative Agent (A) the original recorded copy of the mortgage, deed of trust, or trust deed securing each Mortgage Loan, (B) a mortgagee policy of title insurance (or binding unexpired and unconditional commitment to issue such insurance if the policy has not yet been delivered to Ryland) insuring Ryland's perfected, first priority Lien created by that mortgage, deed of trust, or trust deed, (C) the original insurance policies referred to in Section 7.8, and (D) all other original documents, including any undelivered Take-Out Commitments, (ii) specifically identify such items in the appropriate Collateral-Delivery Notice, (iii) deliver to Administrative Agent any of the foregoing items as soon as reasonably practicable upon Administrative Agent's request, and
      (iv) for purposes of clause (a) above, be an approved bailee for Administrative Agent to the extent that Ryland holds Collateral that constitutes an Eligible Mortgage Loan subject to the conditions of Part C.9(a) on Schedule 4.3.

            (c) Gestation Collateral. By 10:30 a.m. on the day that Associates is converting any Dry Borrowing to a Gestation Borrowing, Associates shall execute and deliver to Administrative Agent a Collateral-Conversion Notice.

     4.6 Administrative Agent for Appraisals. Administrative Agent and Lenders appoint the Companies as their special agents for the sole and limited purpose of obtaining and maintaining Appraisals for Mortgage Loans as required by the Loan Documents.

     4.7 Power of Attorney. Each Company irrevocably appoints Administrative Agent, acting on behalf of Lenders, as that Company's attorney-in-fact (with full power of substitution) for, on behalf, and in the name of that Company to
(a) endorse and deliver to any Person any check, instrument, or other document received by Administrative Agent or any Lender that represents payment in respect of any Collateral, (b) prepare, complete, execute, deliver, and record any assignment of any mortgage, deed of trust, or trust deed securing any Mortgage Loan or Mortgage Security, (c) endorse and deliver or otherwise transfer any promissory note evidencing any Mortgage Loan or Mortgage Security and do every other thing necessary or desirable to effect transfer of all or any Collateral, (d) take all necessary and appropriate action with respect to any Obligation or any Collateral, (e) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Collateral, and (f) sign that Company's name wherever appropriate to effect the performance of this agreement. This section shall be liberally, not restrictively, construed so to give the greatest latitude to Administrative Agent's power as the Companies' attorney-in-fact to collect, sell, and deliver any Collateral and all other documents relating to it. The powers and authorities conferred on Administrative Agent in this section (w) are discretionary and not obligatory on the part of Administrative Agent, (x) may be exercised by Administrative Agent through any Person who, at the time of the execution of a particular document, is an officer of Administrative Agent, (y) may not be exercised by Administrative Agent unless a Default exists, and (z) is granted for a valuable consideration, coupled with an interest, and irrevocable until, and all Persons dealing with Administrative Agent, any of its officers acting under this section, or any substitute is fully protected in treating the powers and authorities conferred by this section as existing and continuing in full force and effect until advised by Administrative Agent that, all commitments by Lenders to extend credit under this agreement have been terminated or canceled and the Obligation is fully paid and performed.

      4.8   Redemption of Mortgage Collateral.

            (a) Generally. So long as no Default or Potential Default exists, either Company may, at any time and from time to time, obtain the release of Lender Liens in any or all Mortgage Collateral by paying to Administrative Agent, for application to the Obligation in accordance with this agreement, the Principal Debt directly supported by the Borrowing Base for the Eligible Mortgage Collateral, determined as of the date that such Eligible Mortgage Collateral was first delivered to Administrative Agent, to be released.

            (b) Redemption for Sale. Either Company may, at any time and from time to time, request that Administrative Agent permit the sale of Mortgage Loans. Upon the receipt by Administrative Agent of that request, if no Default or Potential Default exists, and subject to the provisions of clause (e) below, Administrative Agent shall deliver to the investor, under Administrative Agent's bailee letter, in substantially the form of Exhibit D-1 or D-2, as applicable, the Collateral Documents for the Mortgage Loans being sold and that are held by Administrative Agent. Release of the Lender Liens in that Collateral is conditioned upon delivery to Administrative Agent, within 45 days after delivery by Administrative Agent of those Collateral Documents, by that investor of either:

                  (i) An  amount  equal to the  Borrowing  Base of the  Eligible
            Mortgage Loans so sold to be applied to the Obligation in accordance with this agreement; or

                  (ii) In the case of Mortgage Loans being sold or exchanged for
            Mortgage Securities, Eligible Mortgage Securities, the Principal Debt directly supported by the Borrowing Base for which equals the Borrowing Base for the Eligible Mortgage Loans so sold, which new Eligible Mortgage Securities are Collateral under this agreement for all purposes.

      For purposes of this clause (b), the value of the Principal Debt directly supported by the Borrowing Base for any Collateral is determined as of the date that Collateral is first delivered to Administrative Agent under this agreement. The delivery of Mortgage Securities and all payments made in relation to them by investors shall be made directly to Administrative Agent, and the Companies shall, as agent for Administrative Agent and only upon the express prior written request of Administrative Agent, deliver to that investor the items held by either Company under Section 4.5(b). Items of Mortgage Collateral delivered by Administrative Agent to any investor under this section automatically cease to be Eligible Collateral upon the earlier to occur of either (A) the delivery to Administrative Agent by that investor of either the payment or the Mortgage Securities under clause (i) or (ii) above or (B) 45 days after delivery by Administrative Agent of those Collateral Documents in respect of Eligible Mortgage Loans, or 60 days after delivery by Administrative Agent of those Collateral
      Documents  in  respect  of  Eligible  Mortgage  Securities.  No more  than

      $25,000,000 of Mortgage Collateral (i.e., face amount of the promissory notes evidencing Mortgage Loans or Mortgage Securities) may be delivered to an investor (other than FHLMC, FNMA, GNMA, or any other investor approved by Administrative Agent for that purpose) for which either payment or delivery of Eligible Mortgage Securities under clause (i) or
      (ii) has not been completed.

            (c) Continuation of Lender Lien and Application of Proceeds. The Lender Liens in all Mortgage Collateral transmitted to any investor under clause (b) above continue in effect until Administrative Agent receives the payment or Mortgage Securities as provided in clauses (b)(i) or
      (b)(ii) above.

            (d) Certain Credits. No Lender is obligated at any time to credit Associates for any amounts due from any investor for the purchase of any Mortgage Collateral contemplated under this agreement until Administrative Agent has actually received immediately available funds for that Mortgage Collateral in the amount required under this agreement, and neither Administrative Agent nor any Lender is obligated at any time to collect any amounts or otherwise enforce any obligations due from any investor in respect of any such purchase.

      4.9   Correction of Notes.

            (a) Delivery of Notes. Either Company may, from time to time and at any time, request that Administrative Agent deliver a promissory note related to any Mortgage Collateral so that the note may be replaced by a corrected note. Upon receipt by Administrative Agent of that request, if no Default or Potential Default exists, and subject to clause (b) below, Administrative Agent shall deliver to that Company, under Administrative Agent's Trust Receipt and Agreement in substantially the form of Exhibit D-3, the note to be corrected, upon the express condition of receipt by Administrative Agent of a corrected note that conforms to the requirements of this agreement.

            (b) Limitations. Notwithstanding clause (a) above (i) no more than $2,000,000 of notes (that amount being the aggregate outstanding principal balances of the notes) may ever be so delivered and not have been replaced with corrected notes under this agreement, (ii) the corrected note must be delivered to Administrative Agent endorsed in blank (without restriction or limitation) within 21 days of the release by Administrative Agent of the note to be corrected, and (iii) until the corrected note has been delivered to Administrative Agent, the Borrowing Base for the related Eligible Mortgage Loan is the lesser of either (A) the Borrowing Base for the Eligible Mortgage Loan, the note for which is to be corrected, without giving effect to this clause (b) or (B) 98% of the principal balance of the corrected note.

     4.10 Release of Servicing Rights. In connection with any sale of Servicing Rights, to the extent included as Collateral pursuant to Section 4.2(b) or otherwise permitted by the Loan Documents, the Companies shall execute and deliver to Administrative Agent a Request for Release and the appropriate Financing Statement Changes in substantially the form of Exhibit D-4 for execution and delivery by Administrative Agent, which Administrative Agent shall execute and return to the Companies within seven days.

SECTION 5   CONDITIONS PRECEDENT.

     5.1 Initial Borrowing. No Lender is obligated to fund its part of any Borrowing unless Administrative Agent has received all of the documents and items described on, except as specifically otherwise noted on, Schedule 5.1.

     5.2 Each Borrowing. In addition, no Lender is obligated to fund (as opposed to continue or correct) its part of any Borrowing unless on the applicable
Borrowing Date or issue date (and after giving effect to the requested Borrowing), as the case may be: (a) Administrative Agent has timely received a Credit Request or the applicable Lender has received the applicable Competitive-Bid Request, as the case may be; (b) the applicable Lender in the case of a Competitive-Bid Borrowing has received Competitive-Bid Note in an amount agreed to by it and Associates; (c) all of the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by this agreement);
(d) no Default or Potential Default exists; (e) the funding of the Borrowing is permitted by Legal Requirement and does not cause a Borrowing Excess; and (f) if reasonably requested by Administrative Agent, it has received evidence substantiating any of the matters in the Loan Documents that are necessary to enable Associates or Ryland, as the case may be, to qualify for the Borrowing.

     5.3 General. Each condition precedent in this agreement (including, without limitation, those on the attached Schedule 5.1) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each condition precedent. Subject to first obtaining the approval of Lenders (unless a Competitive-Bid Borrowing), Lenders may fund any Borrowing without all conditions being satisfied. However, to the extent lawful, that funding or issuance is not a waiver of the requirement that each condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless Lenders specifically waive an item in writing.

     SECTION  6  REPRESENTATIONS   AND  WARRANTIES  The  Companies  jointly  and
severally represent and warrant to Administrative Agent and Lenders as follows:

     6.1 Purpose of Credit. Borrowings are to be used as stated in the recitals of this agreement. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Borrowing is to be knowingly used, directly or indirectly, for a purpose that violates any Legal Requirement, including Regulation U.

     6.2 Corporate Existence, Good Standing, Authority and Compliance. Each Company is duly organized, validly existing, and in good standing under the Legal Requirements of the jurisdiction in which it is incorporated as stated in the preamble of this agreement. Except where failure is not a Material-Adverse Event, each Company (a) is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing, (b) possesses all requisite authority, permits, and power to conduct its business as is now being, or is contemplated by this agreement to be, conducted, and (c) is in compliance with all applicable Legal Requirements.

     6.3 Subsidiaries. As of the date of this agreement (a) Associates has no Subsidiaries, and (b) Ryland's only Subsidiaries are listed on Schedule 6.3.

     6.4 Authorization and Contravention. The execution and delivery by each Company of each Loan Document or related document to which it is a party and the performance by it of its obligations under that Loan Document (a) are within its corporate power and authority, (b) have been duly authorized by all necessary corporate action, (c) require no action by or filing with any Tribunal other than any action or filing that has been taken or made on or before the date of this agreement, (d) do not violate any provision of its charter or bylaws, (e) do not violate any provision of Legal Requirement or order of any Tribunal applicable to it other than violations that individually or collectively are not a Material-Adverse Event, (f) do not violate any Material Agreements to which it is a party, and (g) do not result in the creation or imposition of any Lien on any asset of either Company other than Lender Liens.

     6.5 Binding Effect. Upon execution and delivery by all parties to it, each Loan Document constitutes a legal and binding obligation of each Company party to it, enforceable against it in accordance with its terms except as enforceability may be limited by applicable Debtor Laws and general principles of equity.

     6.6 Fiscal Year and Financial Information. The fiscal year of each Company ends on December 31. Each Company has delivered to Administrative Agent and Lenders copies of its balance sheet as of December 31, 1998, and the related statements of income and cash flows for the period ended on that date. Those
Financials are complete and correct in all material respects, fairly present each Company's financial condition as of, and its results of operations for the period ended on, that date, and were prepared in accordance with GAAP. As of the date of those Financials, there were no indebtedness, obligations, or liabilities, including, without limitation, any material contingent or indirect liabilities and obligations or unusual forward or long-term commitments, of either Company that are not reflected in those Financials, which are required to be so reflected based upon GAAP. No change that is a Material-Adverse Event has occurred since the date of those Financials. Each Company has also delivered to Lenders a management report for the month ended March 31, 1999, which fairly and accurately in all material respects presents that Company's commitment position, pipeline position, mortgage servicing and production, balance sheet, and income statement as of the end of that month.

     6.7 Litigation. There is no Litigation that is reasonably likely to be determined adversely to either Company or, if so adversely determined, is a Material-Adverse Event and that is pending or, as of the date of this agreement, threatened against either Company or its assets. As of the date of this agreement, no outstanding and unpaid judgments against either Company exist that is a Material-Adverse Event.

     6.8 Taxes. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) before delinquency, except for returns for which the failure to file is not a Material-Adverse Event, and all Taxes imposed upon each Company that are due and payable have been paid before delinquency other than Taxes for which the criteria for Permitted Liens have been satisfied or for which nonpayment is not a Material-Adverse Event.

     6.9 Environmental Matters. Except to the extent not a Material-Adverse Event, neither Company (a) knows of any environmental condition or circumstance adversely affecting either Company's properties or operations or any material portion of the properties subject to Mortgage Loans, (b) has received any report of either Company's violation of any Environmental Law, or (c) knows that either Company is under any obligation to remedy any violation of any Environmental Law.

     6.10 Employee Plans. As of the date of this agreement and except where occurrence or existence is not a Material Adverse Event (a) no Employee Plan has incurred an "accumulated funding deficiency," as defined in ss. 302 of ERISA or ss. 412 of the Code, (b) neither Company has incurred liability under ERISA to the PBGC in connection with any Employee Plan, (c) no ERISA Affiliate has fully or partially withdrawn from participation in a Multiemployer Plan, (d) no "prohibited transaction," as defined in ss. 406 of ERISA or ss. 4975 of the Code, has occurred in respect of any Employee Plan, and (e) no "reportable event," as defined in ss. 4043 of ERISA, has occurred in respect of any Employee Plan, other than events for which the notice requirement is waived under applicable PBGC regulations.

     6.11 Government Regulations. Neither Company is subject to regulation under the Investment Company Act of 1940.

     6.12 Transactions with Affiliates. Neither Company is a party to a material transaction with any of its Affiliates (excluding the other Company) other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     6.13 Debt. Neither Company is an obligor on any Debt other than Permitted Debt.

     6.14 No Liens. Each Company has good and indefeasible title to the Collateral in which it has created Lender Liens under this agreement, and all Collateral is free and clear of all Liens and other adverse claims of any nature other than the Permitted Liens.

     6.15 Perfection and Priority of Lender Liens. Lender Liens shall be created and perfected upon (a) each Mortgage Note that is delivered to Administrative Agent, (b) each Mortgage Security in certificated form that is delivered to Administrative Agent or its bailee, (c) each Mortgage Security in book-entry form when notice of the Lender Lien is given to the financial institution in whose favor that security has been issued and that institution confirms that notice, (d) each Mortgage Note and related Take-Out Commitment for 21-days after the Borrowing Date of each related Wet Borrowing, (e) all Mortgage Collateral transmitted to any investor under Section 4.8(b) (which shall continue until Administrative Agent receives payments or Mortgage Securities under that section), and (f) all Servicing Receivables and other Servicing Rights upon delivery of the documents described on Schedule 5.1 and, in the case of Financing Statements, filing as indicated on that schedule.

     6.16 Principal Office, Etc. The principal office, chief executive office, and principal place of business of Associates is at University Office Plaza, 260 Chapman Road, Suite 206, Newark, Delaware 19702, and of Ryland is at 11000 Broken Land Parkway, Columbia, Maryland 21044.

     6.17 Trade Names. No Company has used or transacted business under any other corporate or trade name in the five-year period preceding the Closing Date, including, without limitation, the trade names Ryland Funding Group, Rylco Funding Group, and RMC Mortgage Corp., except that Ryland has and continues to do business from time to time under the trade name RMC Home Loans.

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

     6.18 Government Approvals. Ryland is approved and qualified and in good standing as an issuer, mortgagee, or seller/servicer, as stated below, and meets all requirements applicable to its status as such:

            (a) GNMA approved issuer of Mortgage Securities guaranteed by GNMA;

            (b) FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA;

            (c) FHLMC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FHLMC;

            (d) FHA approved mortgagee, eligible to originate, purchase, hold, sell, and service FHA Loans; and

            (e) VA approved mortgagee, eligible to originate, purchase, hold, sell, and service VA Loans.

     6.19 Appraisals. With respect to the property the subject of any Mortgage Loan, Ryland has obtained Appraisals in material compliance with all Appraisal Legal Requirements.

     6.20 Solvency. On each Borrowing Date each Company is, and after giving effect to the requested Borrowing will be, Solvent.

     6.21 Full Disclosure. There is no material fact that either Company has not disclosed to Lenders that is a Material-Adverse Event except that no Company makes any warranty regarding general economic conditions. To the best of each Company's knowledge, neither the Financials referred to in Section 6.6 or delivered after the Closing Date under Section 7.1 nor any Credit Request, Collateral-Delivery Notice, Collateral-Conversion Notice, Borrowing-Base Report, Compliance Certificate, officer's certificate, or written statement (other than any financial projections) authored by either Company and delivered by either Company to Administrative Agent or any Lender in connection with this agreement contains any untrue statement of material fact.

     6.22 Y2K Issue. Borrower has (a) initiated a review and assessment of all areas within each Company's business and operations (including those affected by suppliers and vendors) that could be adversely affected by the Y2K Issue, (b) developed a plan and time line for addressing the Y2K Issue on a timely basis, and (c) to date implemented in all material respects that plan in accordance with that timetable.


     SECTION 7 AFFIRMATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, the Companies jointly and severally covenant and agree with Administrative Agent and Lenders as follows:

     7.1 Reporting Requirements. The Companies shall furnish to Lenders the following, all in form and detail reasonably satisfactory to Lenders:

            (a) Annual Financials. Promptly when available but at least within 92 days after each fiscal-year end of Ryland Group, consolidated Financials of Ryland Group and of Ryland (including consolidation with, and consolidating at least as to, Associates) as of that year end, each reflecting the corresponding figures for the preceding fiscal year in comparative form, accompanied by the related report prepared by independent certified public accountants acceptable to Administrative Agent and stating that the consolidated portion of those statements were prepared in accordance with GAAP applied on a basis consistent with prior periods except for such changes in GAAP concurred in by the Companies' independent public accountants.

            (b) Quarterly Financials. Promptly when available but at least within 47 days after each fiscal quarter of Ryland, consolidated Financials of Ryland (including consolidation with, and consolidating at least as to, Associates) as of that quarter end, accompanied in each case by a Compliance Certificate.

            (c) Monthly Report. Promptly when available but at least within 47 days after the last day of each Calendar Month, Ryland's customary management report regarding its (a) commitment position, specifically identifying investor, loan type, original principal amount, interest rate, price and yield, and expiration date, (b) pipeline position, specifically identifying the amount and rate of price committed loans in pipeline, future contracts, hedged positions, repurchase agreements, and profit and loss, and (c) production, specifically identifying the geographic mix of all retail and correspondent production for the subject month and year to date.

            (d) Notices. Notice, promptly after either Company knows or has reason to know, of (i) the existence and status of any Litigation that, if determined adversely to either Company, would be a Material-Adverse Event,
      (ii) any change in any material fact or circumstance represented or warranted by either Company in any Loan Document that constitutes a Material-Adverse Event, (iii) the receipt by either Company of notice of any violation or alleged violation of ERISA or any Environmental Law or other Legal Requirement if that violation individually or collectively with other violations or allegations is a Material-Adverse Event, or (iv) a Default or Potential Default, other than under Section 10.1(a), specifying the nature thereof and what action the Companies have taken, are taking, or propose to take with respect to it.

            (e) Other Debt. Notice, promptly after either Company knows or has reason to know, of any notice from, or the taking of any other action by, the holder of any Debt of either Company, only if that Debt is in the amount specified in Section 10.1(e), with respect to a claimed default, together with a detailed statement by a Responsible Officer of that Company specifying the notice given or other action taken, the nature of the claimed default, and what action the Companies are taking or propose to take with respect to it.

            (f) Other Information. Promptly upon reasonable request by Administrative Agent or Determining Lenders (through Administrative Agent), information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of the Companies and opinions, certifications, and documents in addition to those mentioned in this agreement.

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

     7.2 Use of Proceeds. The Companies shall use the proceeds of Borrowings only for the purposes represented in this agreement.

     7.3 Books and Records. Each Company shall maintain books, records, and accounts necessary to prepare Financials in accordance with GAAP.

     7.4 Inspections. Upon reasonable request, each Company shall allow Administrative Agent, any Lender, or their respective Representatives to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its directors, officers, employees, or representatives from time to time during reasonable business hours.

     7.5 Taxes. Each Company shall promptly pay when due any and all Taxes other than Taxes of which the failure to pay is not a Material-Adverse Event or which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

     7.6 Expenses. The Companies jointly and severally agree to pay (a) all reasonable legal fees and expenses incurred by Administrative Agent and all reasonable legal fees and expenses in an amount not exceeding $1,000 for each other Lender's outside counsel expenses, incurred in connection with the preparation, negotiation, and execution of the Loan Documents, (b) all reasonable legal fees and expenses incurred by Administrative Agent in connection with each separate future amendment, consent, waiver, or approval executed in connection with any Loan Document, (c) all fees, charges, or Taxes for the recording or filing of the Security Documents, (d) all other reasonable out-of-pocket expenses of Administrative Agent or any Lender in connection with the preparation, negotiation, execution, or administration of the Loan Documents, including, without limitation, courier expenses incurred in connection with the Mortgage Collateral, (e) all amounts expended, advanced, or incurred by Administrative Agent or any Lender to satisfy any obligation of either Company under any Loan Document, to collect the Obligation, or to enforce the Rights of Administrative Agent or any Lender under any Loan Document, including, without limitation, all court costs, reasonable attorneys' fees (whether for trial, appeal, or other proceedings), reasonable fees of auditors and accountants, and investigation expenses reasonably incurred by Administrative Agent or any Lender in connection with any such matters, (f) interest at an annual interest rate equal to the Default Rate on each item specified in clauses (a) through (e) above from 30 days after the date of written demand or request for reimbursement to the date of reimbursement, and
(g) any and all stamp and other Taxes payable or determined to be payable in connection with the execution, delivery, or recordation of any Loan Document, IN CONNECTION WITH WHICH EACH COMPANY SHALL INDEMNIFY AND SAVE ADMINISTRATIVE AGENT AND EACH LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES WITH RESPECT TO OR RESULTING FROM ANY DELAY IN PAYING OR FAILING TO PAY THOSE TAXES TO THE EXTENT THOSE LIABILITIES ARISE SOLELY BECAUSE THE COMPANIES FAIL TO PAY THE TAXES UPON DEMAND BY A LENDER, WHICH INDEMNITY SURVIVES THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE LOAN DOCUMENTS.

     7.7 Maintenance of Existence, Assets, and Business. Each Company shall (a) except as permitted by Section 8.5, maintain its corporate existence and good standing in its state of incorporation and its authority to transact business in all other states where failure to maintain its authority to transact business is a Material-Adverse Event, and (b) maintain all licenses, permits, and franchises necessary for its business where failure to do so is a Material-Adverse Event, including, without limitation, Ryland's eligibility as lender, seller/servicer, and issuer as described in Section 6.18.

     7.8 Insurance. Each Company shall (a) maintain with financially sound and reputable insurers, insurance with respect to its assets and business against such liabilities, casualties, risks, and contingencies and in such types and amounts, including, without limitation, a fidelity bond or bonds in form and with coverage, with a company, and with respect to such individuals or groups of individuals, as satisfy prevailing FNMA, FHLMC, and GNMA requirements applicable to a qualified mortgage institution and otherwise as is customary in the case of Persons engaged in the same or similar businesses and similarly situated, and
(b) upon Administrative Agent's request, furnish to Administrative Agent from time to time (i) a summary of its insurance coverage, in form and substance satisfactory to Administrative Agent, and (ii) originals or copies of the applicable policies.

     7.9 Further Assurances. Each Company shall (a) promptly, and in any event within three Business Days after Administrative Agent's request, or such longer period as permitted under Section 4.9, cure any defects in the execution and delivery of any Loan Document and (b) at its expense, promptly execute and deliver to Administrative Agent upon request all such other and further documents to (i) comply with or accomplish either Company's agreements in any Loan Document, (ii) further evidence and more fully describe the Collateral intended as security for the Obligation, (iii) correct any omissions in any Loan Document, (iv) more fully to state the security obligations in any Loan Document, (v) perfect, protect, or preserve (continue to do so) any Lender Lien created (or intended to be created) under any Loan Document, or (vi) make any recording, file any notices, or obtain any consents.

     7.10 Take-Out Commitments and Servicing Contracts. Each Company shall perform and observe in all material respects each of the provisions of each
Take-Out Commitment and Servicing Contract on its part to be performed or observed and cause all things to be done that are necessary to have each item of Mortgage Collateral and the Collateral Documents covered by a Take-Out Commitment comply with its requirements.

     7.11 Compliance with Material Agreements. Each Company shall comply with all of its Material Agreements if failure to do so is a Material-Adverse Event.

     7.12 Appraisals. Each Company shall promptly (a) permit Administrative Agent's and any Lender's authorized Representatives to discuss with either Company's officers or with the appraisers furnishing Appraisals the procedures for preparation, review, and retention of, and to review and obtain copies of, all Appraisals pertaining to any Mortgage Collateral, and (b) upon any Lender's request, cooperate with it to ascertain that the Appraisals comply with all Appraisal Legal Requirements.

     7.13 Y2K Issue. Except where any non-compliance is not a Material-Adverse Event, Borrower shall (a) cause the Companies' computer applications to be unaffected by the Y2K Issue on a timely basis and (b) promptly notify Administrative Agent if any Company discovers or determines that any computer application of any of the Companies' suppliers and vendors is not reasonably expected to be unaffected by the Y2K Issue on a timely basis.

     7.14 Indemnification. IN CONSIDERATION OF THE COMMITMENTS BY ADMINISTRATIVE AGENT AND LENDERS UNDER THE LOAN DOCUMENTS, THE COMPANIES JOINTLY AND SEVERALLY AGREE TO INDEMNIFY AND DEFEND EACH ADMINISTRATIVE AGENT, LENDER, AND THEIR RESPECTIVE

AFFILIATES AND REPRESENTATIVES (COLLECTIVELY, THE "INDEMNIFIED PARTIES"), AND DEFEND THEM AND HOLD EACH OF THEM HARMLESS, AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, DEFICIENCIES, INTEREST, JUDGMENTS, COSTS, OR EXPENSES, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, INCURRED BY ANY OF THEM ARISING FROM OR BECAUSE OF (A) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING BROUGHT OR THREATENED IN CONNECTION WITH ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY USE BY EITHER COMPANY OF THE PROCEEDS OF BORROWINGS, (B) ANY IMPOUNDMENT, ATTACHMENT, OR RETENTION OF ANY MORTGAGE COLLATERAL OR ANY FAILURE OF ANY INVESTOR TO PAY THE ENTIRE PURCHASE PRICE OF ANY MORTGAGE COLLATERAL UNDER ANY TAKE-OUT COMMITMENT, (C) ANY ALLEGED VIOLATION OF ANY FEDERAL OR STATE LEGAL REQUIREMENT RELATING TO USURY IN CONNECTION WITH ANY MORTGAGE COLLATERAL, AND (D) ANY REPRESENTATION MADE BY EITHER COMPANY UNDER ANY LOAN DOCUMENT.
ALTHOUGH EACH INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ANY INDEMNIFIED PARTY'S ORDINARY NEGLIGENCE, NO INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ITS OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR FRAUD. THIS INDEMNITY SURVIVES THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE LOAN DOCUMENTS.

     SECTION 8 NEGATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, the Companies jointly and severally covenant and agree with Administrative Agent and Lenders as follows:

     8.1 Debt. Neither Company may directly or indirectly create, incur, or suffer to exist any Debt except Permitted Debt.

     8.2 Liens. Neither Company may directly or indirectly (a) create, incur, or suffer to exist any Lien on any of its assets except Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits either Company from creating or incurring any Lien on any of its assets other than the Loan Documents.

     8.3 Loans, Advances, and Investments. Except as permitted by Sections 8.4 or 8.5, no Company may make any loan, advance, extension of credit, or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person other than Permitted Loans/Investments.

     8.4 Distributions. Ryland may not directly or indirectly pay or declare any Distribution during any fiscal year if a Default or Potential Default exists or if, immediately after giving effect to it, a Default or Potential Default would then exist.

     8.5 Merger or Consolidation. Neither Company may directly or indirectly merge or consolidate with or into any other Person except (a) any merger solely for the purpose of accomplishing a re-incorporation in another jurisdiction, (b) either Company may merge into the other, and (c) any Subsidiary of either Company may merge into either Company.

     8.6 Liquidations and Dispositions of Assets. Except as set forth in Section
8.4 or below, neither Company may directly or indirectly dissolve or liquidate or sell, transfer, lease, or otherwise dispose of any material portion of its assets or business except sales or other dispositions by Ryland in the ordinary course of its business, of (a) Servicing Portfolio, or (b) subject to Section 4.8(b), Mortgage Loans or Mortgage Securities that are Collateral, or (c) Mortgage Loans or Mortgage Securities that are not Collateral, or (d) sales by Ryland of Servicing Rights to its Subsidiaries upon 30 days advance written notice to Administrative Agent and compliance with any requirements Administrative Agent may reasonably make to ensure that the Lender Liens continue to cover all of those Servicing Rights to the extent previously covered.

     8.7 Use of Proceeds. Neither Company may directly or indirectly use the proceeds of Borrowings (a) for any purpose other than as represented in this agreement, (b) for the funding or acquisition of construction or commercial first mortgage loans, (c) for wages of employees, unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made, or (d) in violation of Regulation U, Regulation X, or ss. 7 of the Securities Exchange Act of 1934 .

     8.8 Collateral Matters. Neither Company may directly or indirectly:

            (a) Relocate its principal office, chief executive office, or principal place of business or change its corporate name or name under which its is doing business without first (i) giving Administrative Agent 30 days prior written notice of the proposed relocation or change and (ii) executing and delivering all additional documents and performing all additional acts as Administrative Agent, in its sole discretion, may request in order to continue or maintain the existence and priority of the Lender Liens intended to be created under the Loan Documents.

            (b) Compromise, extend, release, or adjust payments on any Mortgage Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any Mortgage Collateral, or release any mortgage, deed of trust, or trust deed securing or underlying any Mortgage Collateral.

            (c) Agree to the amendment or termination of any Take-Out Commitment in which Administrative Agent has a Lien or to the substitution of a Take-Out Commitment for a Take-Out Commitment in which Administrative Agent has a Lien if that amendment, termination, or substitution is a Material-Adverse Event.

            (d) Transfer, sell, assign, or deliver any Mortgage Collateral pledged to Administrative Agent to any Person other than Administrative Agent, except pursuant to Section 4.8.

     8.9 Transactions with Affiliates. Neither Company may directly or indirectly enter into any material transaction with any of its Affiliates (except with another Company) other than transactions in the ordinary course of business or upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     8.10 Employee Plans. Except where a Material-Adverse Event would not result, neither Company may directly or indirectly permit any of the events or circumstances described in Section 6.10 to exist or occur.

     8.11 Compliance with Legal Requirements and Documents. Neither Company may directly or indirectly (a) violate the provisions of any Legal Requirements applicable to it or of any Material Agreement to which it is a party if that violation alone or with all other violations is a Material-Adverse

Event or (b) violate the provisions of its charter or bylaws or repeal, replace or amend any provision of its charter or bylaws if any such action is a Material-Adverse Event.

     8.12 Government Regulations. Neither Company may directly or indirectly conduct its business in a way that it becomes regulated under the Investment Company Act of 1940.

     8.13 Fiscal Year Accounting. Neither Company may directly or indirectly change its fiscal year nor use any accounting method other than GAAP.

     8.14 New Businesses. Neither Company may directly or indirectly engage in any business except the businesses in which it or any of its Affiliates is presently engaged and any other reasonably-related business without prior written notification to Administrative Agent.

     8.15 Assignment. Except as permitted in Section 8.5, neither Company may directly or indirectly assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.


     SECTION 9 FINANCIAL COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, the Companies jointly and severally covenant and agree with Administrative Agent and Lenders as follows:

      9.1   Net Worth Covenants.

            (a) Associates' stockholders' equity reflected on its balance sheet may not be less than $1,000,000 at the end of any quarter in Associates' fiscal year.

            (b) Ryland's Net Worth may not be less than $15,000,000 at the end of any quarter in Ryland's fiscal year.

     9.2 Leverage Ratio. The ratio of Ryland's Total Liabilities to Ryland's Tangible-Net Worth may not exceed 13.5 to 1.0 at the end of any quarter in Ryland's fiscal year.

     9.3 Net Income. Associates' net income may never be less than $1.00 for any of Associates' fiscal years at the time of or after the Closing Date.

     9.4 Cash Flow. The sum of Ryland's net income (excluding any recognized non-cash income) or loss plus (to the extent deducted in calculating that net income or loss) amortization, depreciation, and other noncash charges (on a consolidated basis) may never be less than $1.00 at the end of any of Ryland's fiscal quarters for the four-fiscal-quarter periods then ended.


SECTION 10  DEFAULTS AND REMEDIES.

     10.1 Default. The term "Default" means the existence or occurrence of any one or more of the following:

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

            (a) Obligation. Either Company fails to pay (i) any Principal Debt it owes within one Business Day after it is due under this agreement or
      (ii) any other part of the Obligation it owes within three Business Days after it is due under any Loan Document.

            (b) Covenants. Either Company fails to punctually and properly perform, observe, and comply with any covenant or agreement in any Loan Document, other than the covenants to pay the Obligation, and that failure continues for 15 days after either Company knows of that failure or Administrative Agent or any Lender notifies either Company of it.

            (c)   Misrepresentation.   Any  material  statement,   warranty,  or
      representation by or on behalf of either Company or Ryland Group in any Loan Document or any Credit Request, Collateral-Delivery Notice, Compliance Certificate, management report, or other writing (except financial projections) authored by either Company or Ryland Group and furnished in connection with this agreement, proves to have been incorrect or misleading in any material respect as of the date made or deemed made.

            (d) Debtor Law. Either Company (i) is not Solvent, (ii) fails to pay its Debts generally as they become due, (iii) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (iv) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender granted in the Loan Documents unless, if the proceeding is involuntary, the applicable petition is dismissed within 60 days after its filing.

            (e)   Other Debt; Cross-Default.

                  (i) Either (A) either  Company or Ryland  Group  fails to make within any applicable grace period any payment on Debt that is recourse to it and that has an unpaid principal balance of over, (1) for Debt that arises with respect to a letter of credit issued for either Company's account, $500,000 for Associates, $1,000,000 for Ryland, or $20,000,000 for Ryland Group or (2) for other Debt, $2,500,000 for Associates, $5,000,000 for Ryland, or $20,000,000 for
            Ryland Group or (B) any event, condition, material breach, or default occurs under any document evidencing, governing, securing, or relating to any Debt set forth in clause (A) above if, as a result of that occurrence, it becomes due before its scheduled installments or stated maturity; or

                  (ii) That default or nonpayment is not remedied or effectively waived by the one or more holders of that Debt.

            (f) Judgments, Etc. Either Company or Ryland Group fails within the time period specified by applicable Legal Requirement, to appeal, pay, bond, or otherwise discharge any final judgments or orders for payment of money which, after subtracting from the amount of such judgment or order the amount of any relevant insurance coverage from Solvent insurers, exceed $1,000,000 per case for either Company, $5,000,000 per case for Ryland Group, or $5,000,000 total for the Companies, or $15,000,000 total for Ryland Group.

            (g) Levy, Seizure, Etc. Any Person levies on, seizes, or attaches all or any material assets of either Company or Ryland Group, and that levy, seizure, and attachment is not dissolved and possession returned to that Company or Ryland Group, as the case may be, within the time period specified by applicable Legal Requirement.

            (h) Unenforceability. Any material provision of any Loan Document for any reason ceases to be in full force and effect or is fully or partially declared null and void or unenforceable or the validity or enforceability of any Loan Document is challenged or denied by either Company.

            (i) Change of Control. Any change in the ownership of either Company with the result that Associates ceases to be directly or indirectly wholly and beneficially owned by either Ryland or the Ryland Group, or Ryland ceases to be directly or indirectly wholly and beneficially owned by Ryland Group;

            (j) Agency Qualifications. (i) Ryland or any Servicing Subsidiary fails to meet any GNMA seller or servicing standard or requirement and that failure is a Material-Adverse Event, (ii) GNMA revokes or terminates Ryland's or any Servicing Subsidiary's Right to service for GNMA, (iii) GNMA issues a letter of extinguishment under any GNMA guaranty agreement,
      (iv) Ryland or any Servicing Subsidiary ceases to be an eligible issuer or servicer under either the FNMA or FHLMC Guide, (v) FNMA or FHLMC impose any sanctions upon Ryland or any Servicing Subsidiary resulting in a Material-Adverse Event, (vi) FNMA or FHLMC terminate or revoke Ryland's or any Servicing Subsidiary's Right to service for FNMA or FHLMC, or (vi) FNMA or FHLMC initiate any transfer of servicing from Ryland or any Servicing Subsidiary to another Person other than in the ordinary course of business. A Servicing Subsidiary is included in this Section 10.1(j) solely to the extent that its servicing rights are being included to meet the minimum requirements of Section 9.5(a) and solely as any of the foregoing provisions relate to the Mortgage Loans or Mortgage Securities that are part of those servicing rights.

      10.2  Remedies.

            (a) Debtor Law. Upon the occurrence of a Default under Section 10.1(d), the commitments of Lenders to extend credit under this agreement automatically terminate and the full Obligation is automatically due and payable, without presentment, demand, notice of default, notice of the intent to accelerate, notice of acceleration, or other requirements of any kind, all of which are expressly waived by the Companies.

            (b) Other Defaults. While a Default exists, other than those described in clause (a) above, Administrative Agent may and, upon the direction of Determining Lenders, shall declare the Obligation to be immediately due and payable, whereupon it shall be due and payable, whereupon the commitments of Lenders to extend credit under this agreement are then automatically terminated.

            (c) Other Remedies. Following the termination of the commitments of Lenders to extend credit under this agreement and the acceleration of the Obligation, Administrative Agent may, and at the direction of Determining Lenders shall, do any one or more of the following:

                  (i)   Reduce any claim to judgment;

                  (ii) Foreclose upon or otherwise enforce any Lender Liens;

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

                  (iii) Notify all obligors of Collateral serviced by either Company and all servicers of other Collateral that the Collateral has been assigned to Administrative Agent and that all payments thereon are to be made directly to Administrative Agent or any other party as may be designated by Administrative Agent; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral by any obligor, servicer or any investor of any portion of the Collateral, on terms acceptable to Administrative Agent; enforce payment and prosecute any action or proceeding with respect to any and all Collateral and where any such Collateral is in default, foreclose on and enforce liens in such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure;

                  (iv) Act, or  contract  with a third party to act, as servicer of each item of Collateral serviced by either Company and perform all obligations required in connection with Take-Out Commitments;

                  (v) Exercise all Rights of a secured  creditor  under the UCC, including without limitation selling the Collateral at public or private sale, including sale pursuant to any applicable Take-Out Commitment. To the extent that applicable law requires that either Company receive notice of or prior to any such sale (or any other disposition of Collateral) the Companies agree that 10 days notice shall be reasonable notice. At any sale or other disposition, the Collateral may be sold or disposed of as an entirety or in separate parts, as Administrative Agent may determine. Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and that sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Administrative Agent until the selling price is paid by the purchaser thereof, but Administrative Agent shall not incur any liability in case of the failure of that purchaser to take up and pay for the Collateral so sold and, in case of any such failure, that Collateral may again be sold upon like notice. Administrative Agent may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose on and sell the Collateral or any portion of the Collateral under a judgment or decree of a court or courts of competent jurisdiction, or both; and

                  (vi) Exercise any other Rights in the Loan Documents, at Legal
            Requirement, in equity, or otherwise that Determining Lenders may direct.

Should any Default continue that, in Administrative Agent's opinion, materially and adversely affects the Collateral or the interests of the Lenders under this agreement, Administrative Agent may, in a notice to the Lenders of that Default set forth one or more actions that Administrative Agent, in its opinion, believes should be taken. Unless otherwise directed by Determining Lenders (excluding the Lender serving as agent hereunder) within ten days following the date of the notice setting forth the proposed action or actions, Administrative Agent may, but shall not be obligated to, take the action or actions set forth in that notice.

     10.3 Right of Offset. The Companies hereby grant to Administrative Agent and to each Lender a right of offset, to secure the repayment of the Obligation, upon any and all monies, securities, or other property of the Companies, and the proceeds therefrom now or hereafter held or received by or in transit to

Administrative Agent or such Lender from or for the account of the Companies, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special, time or demand, provisional, or final) and credits of the Companies, and any and all claims of the Companies against Administrative Agent or such Lender, at any time existing. Upon the occurrence of any Default, Administrative Agent and each Lender is hereby authorized at any time and from time to time, without notice to either Company, to offset, appropriate, and apply any and all of those items against the Obligation, subject to Section 3.6. Notwithstanding anything in this section or elsewhere in this agreement to the contrary, neither Administrative Agent nor any other Lender shall have any right to offset, appropriate, or apply any accounts of the Companies which consist of escrowed funds (except and to the extent of any beneficial interest which the Companies have in such escrowed funds) which have been so identified by either Company in writing at the time of deposit thereof.

     10.4 Private Sales. Administrative Agent shall incur no liability as a result of the sale of the Collateral, or any part of the Collateral, at any private sale made in a commercially reasonable manner. The Companies hereby waive any claims either of them may have against Administrative Agent arising because the price at which the Collateral may have been sold at that private sale was less than the price which might have been obtained at a public sale or was less than the Obligation.

     10.5 Waivers. The Companies waive any right to require Administrative Agent to (a) proceed against any Person, (b) proceed against or exhaust any of the Collateral or pursue its Rights and remedies as against the Collateral in any particular order, or (c) pursue any other remedy in its power. Administrative Agent shall not be required to take any steps necessary to preserve any Rights of either Company against any Person from which either Company purchased any Mortgage Loans or to preserve Rights against prior parties. The Companies and each surety, endorser, guarantor, pledgor, and other party ever liable or whose property is ever liable for payment of any of the Obligation jointly and severally waive presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agree that their or their property's liability with respect to the Obligation, or any part thereof, shall not be affected by any renewal or extension in the time of payment of the Obligation, by any indulgence, or by any release or change in any security for the payment of the Obligation, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number thereof.

     10.6 Performance by Administrative Agent. Should any covenant, duty, or agreement of either Company fail to be performed in accordance with the terms of this agreement or of any document delivered under this agreement, Administrative Agent may, at its option, after notice to Associates or Ryland, as the case may be, perform, or attempt to perform, such covenant, duty, or agreement on behalf of that Company and shall notify each Lender that it has done so. In such event, the Companies shall jointly and severally, at the request of Administrative Agent, promptly pay any amount reasonably expended by Administrative Agent in such performance or attempted performance to Administrative Agent at its principal place of business, together with interest thereon at the Maximum Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume and shall never have, except by express written consent of Administrative Agent, any liability or responsibility for the performance of any duties of either Company under this agreement or under any other document delivered under this agreement.

     10.7 No Responsibility. Except in the case of fraud, gross negligence, or willful misconduct, neither Administrative Agent nor any of its officers, directors, employees, or attorneys shall assume, or ever

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

have any liability or responsibility for, any diminution in the value of the Collateral or any part of the Collateral.

     10.8 No Waiver. The acceptance by Administrative Agent or any Lender at any time and from time to time of partial payment or performance by either Company of any of their respective obligations under this agreement or under any Loan Document shall not be deemed to be a waiver of any Default then existing. No waiver by Administrative Agent or any Lender shall be deemed to be a waiver of any other then existing or subsequent Default. No delay or omission by Administrative Agent or any Lender in exercising any right under this agreement or under any other document required to be executed under or in connection with this agreement shall impair such right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof, or the exercise of any other right under this agreement or otherwise.

     10.9 Cumulative Rights. All Rights available to Administrative Agent and the Lenders under this agreement or under any other document delivered under this agreement shall be cumulative of and in addition to all other Rights granted to Administrative Agent and the Lenders at Legal Requirement or in equity, whether or not the Notes be due and payable and whether or not Administrative Agent shall have instituted any suit for collection, foreclosure, or other action in connection with this agreement or any other document delivered under this agreement.

     10.10 Proceeds. If the proceeds of any sale or exercise of any Rights are insufficient to satisfy the full Obligation, then the Companies shall remain liable jointly and severally for any deficiency.

     10.11 Rights of Individual Lenders. No Lender shall have any right by virtue, or by availing itself, of any provision of this agreement to institute any action or proceedings at Legal Requirement or in equity or otherwise (excluding any actions in bankruptcy), upon or under or with respect to this agreement, or for the appointment of a receiver, or for any other remedy under this agreement, unless the Determining Lenders previously shall have given to Administrative Agent written notice of a Default and of the continuance thereof and made written request upon Administrative Agent to institute such action or proceedings in its own name as Administrative Agent and shall have offered to Administrative Agent reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and Administrative Agent, for ten Business Days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to Administrative Agent by Determining Lenders; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and Administrative Agent, that no one or more holders of Notes shall have any right in any manner whatever by virtue, or by availing itself, of any provision of this agreement to affect, disturb or prejudice the Rights of any other Lenders, or to obtain or seek to obtain priority over or preference to any other such Lender, or to enforce any right under this agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Lenders. For the protection and enforcement of the provisions of this Section 10.11, each and every Lender and Administrative Agent shall be entitled to such relief as can be given either at law or in equity.

     10.12 Notice to Administrative Agent. Should any Default or Potential Default occur and be continuing, any Lender having actual knowledge thereof shall notify Administrative Agent and the Companies of the existence thereof, but the failure of any Lender to provide that notice shall not prejudice that Lender's Rights under this agreement.

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

     10.13 Costs. All court costs, reasonable attorneys' fees, other costs of collection, and other sums spent by Administrative Agent or any Lender in the exercise of any Right provided in any Loan Document is payable to Administrative Agent or that Lender, as the case may be, on demand, is part of the Obligation, and bears interest at the Default Rate from the date paid by Administrative Agent or any Lender to the date repaid by either Company.


SECTION 11  ADMINISTRATIVE AGENT

     11.1 Authorization and Action. Each Lender hereby appoints Bank One, Texas, N.A., as Administrative Agent, in its name and on its behalf (other than for Competitive-Bid Borrowings), to (a) receive all documents and items to be furnished to it under this agreement; (b) act as Administrative Agent for and on its behalf in and under all of the Loan Documents; (c) arrange the means of distributing the funds to be provided to the Companies and to each Lender; (d) distribute to Lenders information, requests, payments, prepayments, documents, and items received from Associates, Ryland and others under this agreement; and
(e) deliver to the Companies and others (as is appropriate) requests, demands, approvals, and consents received from each Lender. Each Lender recognizes and understands that, if Administrative Agent exercises the remedies provided under
Section 10 and Administrative Agent does not have adequate facilities (and Administrative Agent shall have no obligation to develop adequate facilities) to service any Collateral required to be serviced, it will be necessary for Administrative Agent to contract with a third party to service such Collateral, and the fees paid for such services will be a prior charge against the Collateral pursuant to Section 3.5. As to any matter not expressly provided for by this agreement (including, without limitation, enforcement or collection of the Notes), Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Determining Lenders or, in respect of the matters covered by Section 12.11(c), all Lenders. However, Administrative Agent shall not be required to take any action which exposes Administrative Agent to liability or which is contrary to this agreement or applicable law. Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by either Company under this agreement.

     11.2 Administrative Agent's Reliance, Etc. Neither Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this agreement, except for its or their own gross negligence or willful misconduct, except as otherwise set forth in Section 11.7 when acting in its capacity as custodian. Without limitation of the generality of the foregoing, Administrative Agent (a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this agreement; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this agreement on the part of the Companies or to inspect the property (including the books and records) of the Companies (except as specifically set forth in Section 11.7); (d) shall not be responsible to any Lender for the due execution (by any party hereto other than Administrative Agent), legality, validity, enforceability, genuineness, sufficiency or value of this agreement or any other instrument or document furnished pursuant hereto (except as specifically set forth in Section 11.7); and (e) shall incur no liability under or in respect of this agreement by acting in accordance with this agreement upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. Administrative Agent shall not be compelled to do any act or to take any action toward the execution or enforcement of the powers hereby created, or to prosecute or defend any suit in respect hereof, unless indemnified to its satisfaction against any and all loss, cost, liability, and expense it may incur. Subject to the foregoing limitations and to any direction of the Determining Lenders to take action in accordance with Section 10, Administrative Agent shall perform the duties imposed upon it under this agreement with respect to the Collateral with the same amount of diligence and using the same amount of judgment and discretion as if Administrative Agent were acting solely for its own account, and, in connection therewith, Administrative Agent is hereby authorized (a) to settle, compromise, and release claims against the makers of, and any Person obligated with respect to, any Collateral, (b) to foreclose on, and enforce security interests in, any Collateral or property secured thereby, (c) to sell Collateral and property acquired as the result of foreclosure under this agreement and the Security Documents, and (d) to do all other acts and things as Administrative Agent, in its sole discretion, may deem necessary or appropriate to protect the Rights and interests of itself and the Lenders and to realize the benefits of the Collateral.

     11.3 Administrative Agent and Affiliates. With respect to its Commitment, Borrowings extended by it and the Notes issued to it, Bank One, Texas, N.A., shall have the same Rights under this agreement as any other Lender and may exercise the same as though it were not Administrative Agent; and the term "Lender" or "Lenders," unless otherwise expressly indicated, include Bank One, Texas, N.A., in its individual capacity. Bank One, Texas, N.A., and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Companies or any of their respective Subsidiaries and any Person who may do business with or own securities of either Company or any such Subsidiary, all as if Bank One, Texas, N.A., were not Administrative Agent and without any duty to account therefor to Lenders. Each Lender and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Companies or any of their respective Subsidiaries and any Person who may do business with or own securities of either Company or any such Subsidiary, all as if each Lender were not a Lender under this agreement and without any duty to account therefor to any other Lender.

     11.4 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender and based on the Financials referred to in Section 6.6 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this agreement. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this agreement.

     11.5 Indemnification. LENDERS AGREE TO INDEMNIFY AGENT SEVERALLY AND NOT JOINTLY (TO THE EXTENT NOT REIMBURSED BY THE COMPANIES), RATABLY ACCORDING TO THEIR TERMINATION PERCENTAGES (OR IF NO OBLIGATION IS AT THE TIME OUTSTANDING, RATABLY ACCORDING TO THEIR RESPECTIVE COMMITMENT PERCENTAGE), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY AGENT UNDER THIS AGREEMENT, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT (OR, WITH RESPECT TO AGENT'S DUTIES AS CUSTODIAN, SUCH LIABILITIES, OBLIGATIONS, LOSSES,

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

DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM CUSTODIAN'S NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE AGENT PROMPTLY UPON DEMAND ITS RATABLE SHARE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT, TO THE EXTENT THAT AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE COMPANIES. AFTER SUCH AMOUNTS HAVE BEEN IMPOSED UPON OR INCURRED BY ANY LENDER, SUCH AMOUNTS SHALL BE PAYABLE BY THE COMPANIES UPON DEMAND AND SHALL BEAR INTEREST, FROM THE DATE OF DEMAND UNTIL PAID, AT A FLUCTUATING INTEREST RATE PER ANNUM EQUAL FOR EACH DAY DURING SUCH PERIOD TO THE DEFAULT RATE. IF ANY OR ALL OF THE INDEMNIFIED FUNDS PAID BY LENDERS TO AGENT ARE SUBSEQUENTLY RECOVERED BY AGENT FROM SOME SOURCE OTHER THAN LENDERS, THEN AGENT SHALL DISTRIBUTE THE RECOVERED FUNDS TO EACH LENDER IN ACCORDANCE WITH THE PROPORTION THAT ALL SUCH PAYMENTS BY IT TO AGENT BEAR TO ALL SUCH PAYMENTS BY ALL LENDERS TO AGENT.

     11.6 Successor Administrative Agent. Administrative Agent may resign at any time by giving written notice to Lenders and the Companies and may be removed at any time with or without cause by Determining Lenders other than Administrative Agent. Any resignation of Administrative Agent will become effective upon the appointment of a successor. Upon any such resignation or removal, Determining Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by Lenders, and shall have accepted that appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a commercial or savings bank organized under the laws of the United States of America or of any of its states and having a combined capital and surplus of at least $250,000,000. No resignation or removal of Administrative Agent shall become effective until a successor Administrative Agent is appointed pursuant to the provisions of, and has accepted the appointment as provided in, this Section
11.6. Any successor  Administrative  Agent appointed as provided in this Section
11.6 shall execute and deliver to the Companies and their predecessor Administrative Agent an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Administrative Agent shall become effective and that successor Administrative Agent, without any further act, deed or conveyance, shall become vested with all the Rights and obligations of its predecessor under this agreement, with like effect as if originally named as Administrative Agent; but, nevertheless, on the written request of either Company or of the successor Administrative Agent, the Administrative Agent ceasing to act shall execute and deliver an instrument transferring to that successor Administrative Agent all the Rights of Administrative Agent so ceasing to act and shall execute and deliver to that successor Administrative Agent such instruments as are necessary (including assignments of all Collateral and Security Documents) to transfer the Collateral to that successor Administrative Agent. Upon request of any successor Administrative Agent, the Companies shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to that successor Administrative Agent all such Rights. No successor Administrative Agent shall accept appointment as provided in this section unless at the time of such acceptance that successor Administrative Agent shall be eligible under the provisions of this Section 11.6. Any Person into which Administrative Agent may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion, or consolidation to which Administrative Agent shall be a party, or any Person succeeding to the corporate trust business of Administrative Agent, shall be the successor Administrative Agent under this agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. After any retiring Administrative Agent's resignation or removal as Administrative

Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this agreement.

     11.7 Administrative Agent as Custodian. Each Lender hereby appoints Administrative Agent to act as custodian to take such action as custodian on its behalf and to exercise such powers under this agreement as are delegated to the custodian by the terms hereof, together with such powers as are reasonably incidental thereto. Custodian's duties hereunder shall include (a) review of the Collateral delivered to custodian and verification that such Collateral meets the definitional requirements for such Collateral set forth in this agreement and that such Collateral meets the requirements of Schedules 4.3 and 4.4, (b) storage of such Collateral in an area standard in the industry or other area as requested Lenders, (c) determination of the Market Value of such Collateral on a daily basis, (d) preparation of periodic reports whenever required by any Lender regarding the status of such Collateral, (e) release of such Collateral in accordance with the terms of Section 4.8 or Section 4.9, and (f) such other duties as may be imposed upon Administrative Agent under this agreement. Neither Administrative Agent acting in its capacity as custodian nor any of its Representatives shall be liable for any action taken or omitted to be taken by it or them under or in connection with this agreement, except for its or their own negligence or willful misconduct. Custodian shall incur no liability under or in respect of this agreement by acting in accordance with this agreement upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     11.8 Documentation Agent. No Lender named as "Documentation Agent" on the cover page of this agreement assumes any responsibility or obligation under this agreement for syndication, servicing, enforcement, or collection of any of the Obligation, nor any other duties, as an agent for Lenders.


SECTION 12  MISCELLANEOUS

     12.1 Nonbusiness Days. Any action that is due under any Loan Document on a non-Business Day may be delayed until the next Business Day. However, interest accrues on any payment until it is made.

     12.2 Communications. Unless otherwise stated, a communication under any Loan Document to a party to this agreement must be written to be effective and is deemed given:

      o For Credit Requests, Conversion Requests, notice of results of Competitive-Bid Acceptances, and Collateral Delivery-Notices, only when actually received by Administrative Agent.

      o For a Competitive-bid Acceptance, only when actually received by the applicable Lender.

      o Otherwise, if by fax, when transmitted to the appropriate person and fax number, but, without affecting the date deemed given, the fax must be promptly confirmed by telephone.

      o Otherwise, if by mail, on the third Business Day after enclosed in a properly addressed, stamped, and sealed envelope deposited in the appropriate official postal service.

      o      Otherwise, when actually delivered.

Until changed by notice, the address and fax number are stated for (a) the Companies and Administrative Agent, beside their names on the signature pages below, and (b) each Lender, beside its name on Schedule 2.1.

     12.3 Form and Number of Documents. The form, substance, and number of counterparts of each writing to be furnished under the Loan Documents must be satisfactory to Administrative Agent and its counsel.

     12.4 Exceptions to Covenants. An exception to any Loan Document covenant does not permit violation of any other Loan Document covenant.

     12.5 Survival. All Loan Document provisions survive all closings and are not affected by any investigation made by any party.

     12.6 Governing Legal Requirement. Unless otherwise stated, each Loan Document must be construed, and its performance enforced, under the Legal Requirements of the State of Texas and the United States of America.

     12.7 Invalid Provisions. If any provision of a Loan Document is judicially determined to be unenforceable, all other provisions of it remain enforceable. If the provision determined to be unenforceable is a material part of that Loan Document, then, to the extent lawful, it shall be replaced by a judicially-construed provision that is enforceable but otherwise as similar in substance and content to the original provision as the context of it reasonably allows.

     12.8 Conflicts Between Loan Documents. The provisions of this agreement control if in conflict (i.e., the provisions contradict each other as opposed to a Loan Document containing additional provisions not in conflict) with the provisions of any other Loan Document.

     12.9 VENUE AND SERVICE OF PROCESS. EACH COMPANY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF TEXAS STATE AND FEDERAL COURTS, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION BROUGHT IN CONNECTION WITH ANY LOAN DOCUMENT OR THE OBLIGATION BROUGHT IN DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THOSE COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND-DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE IS DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS IN THIS AGREEMENT, AND (E) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THOSE COURTS. THE SCOPE OF EACH OF THESE WAIVERS IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THESE WAIVERS ARE A MATERIAL INDUCEMENT TO THE AGREEMENT BY ADMINISTRATIVE AGENT AND EACH LENDER TO ENTER INTO THIS AGREEMENT, AND

THEY HAVE EACH RELIED, AND MAY CONTINUE TO RELY, ON THESE WAIVERS IN ITS DEALINGS WITH THE COMPANIES. EACH COMPANY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY AGREES TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THESE WAIVERS ARE IRREVOCABLE, MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND APPLY TO ANY RENEWALS, EXTENSIONS, AMENDMENTS, AND REPLACEMENTS OF ANY LOAN DOCUMENT.

     12.10 Discharge and Certain Reinstatement. The Companies' obligations under the Loan Documents remain in full force and effect until no Lender has any commitment to extend credit under the Loan Documents and the Obligation is fully paid (except for provisions under the Loan Documents which by their terms expressly survive payment of the Obligation and termination of the Loan Documents). If any payment under any Loan Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Loan Documents in respect of that payment are automatically reinstated as though the payment had not been made when due.

     12.11 Amendments, Consents, Conflicts, and Waivers. An amendment of, or an approval, consent, or waiver by Administrative Agent or by one or more Lenders under, any Loan Document must be in writing and must be:

            (a) Executed by the Companies and Administrative Agent if it purports to reduce or increase any fees payable to Administrative Agent by the Companies.

            (b) Executed by the Companies and Administrative Agent and executed or approved in writing by all Lenders if action of all Lenders is specifically provided in any Loan Document or if it purports to (i) except as otherwise stated in this Section 12.11, extend the due date or decrease the scheduled amount of any payment under, or reduce the rate or amount of interest, fees, or other amounts payable to Administrative Agent or any Lender under, any Loan Document, (ii) change the definition of Borrowing Base (or any component of it), Commitment Percentage, Determining Lenders, Eligible Collateral (or any component of it), Market Value, Stated-Termination Date, or Termination Percentage, (iii) partially or fully release any guaranty or any Collateral except releases of Collateral contemplated in this agreement, or (iv) change or waive compliance with Sections 3.2, 3.5, 3.6, 4.3, 4.8, 4.9, 5, 9, 10.1, 10.2, 10.9, 10.10,
      12.1, or 12.11.

            (c) Otherwise (i) for this agreement, executed by the Companies, Administrative Agent, and Determining Lenders, or (ii) for other Loan Documents, approved in writing by Determining Lenders and executed by the Companies, Administrative Agent, and any other party to that Loan Document.

Amendments shall be in a form acceptable to the Companies and Administrative Agent. No course of dealing or any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender under the Loan Documents operates as a waiver of that Right. An approval, consent, or waiver is only effective for the specific instance and purpose for which it is given. The Loan Documents may only be supplemented by agreements, documents, and instruments delivered according to their respective express terms.

     12.12 Multiple Counterparts. Any Loan Document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. This agreement is effective when counterparts of it have been executed and delivered to Administrative Agent by each Lender, Administrative Agent, and the Companies, or, in the case only of those Lenders, when Administrative Agent has received faxed or other evidence satisfactory to it that each Lender has executed and is delivering to Administrative Agent a counterpart of it.

     12.13 Parties. This agreement binds and inures to the Companies, each Lender, Administrative Agent, and their respective successors and permitted assigns. Only those Persons may rely upon or raise any defense about this agreement.

            (a) Assignment by Companies. No Company may assign any Rights or obligations under any Loan Document without first obtaining the written consent of Administrative Agent and all Lenders.

            (b) Assignment by Lender. Any Lender may assign, pledge, and otherwise transfer all or any of its Rights and obligations under the Loan Documents either (i) to a Federal Reserve Bank without the consent of any party to this agreement so long as that Lender is not released from its obligations under the Loan Documents, or (ii) otherwise in the ordinary course of its lending business, in accordance with all Legal Requirements, and in accordance with Sections 12.14 and 12.15 so long as (A) at least 51% of each Lender's original Commitment remains collectively held by it or its Affiliates not subject to any participating interests or assigned interests, (B) except for assignments, pledges, and other transfers by a Lender to its Affiliates, the written consent of the Companies and Administrative Agent, which may not be unreasonably withheld, must be first obtained, (C) the assignment or transfer (other than a pledge) does not involve a purchase price that directly or indirectly reflects a discount from face value unless that Lender first offered that assignment or transfer to the other Lenders on ratable basis according to their Commitment Percentages, (D) neither the Companies nor Administrative Agent are required to incur any cost or expense incident to any assignment, pledge, or other transfer by any Lender, all of which are for the account of the assigning, pledging, or transferring Lender and its assignee, pledgee, or transferee as they may agree, and (E) if the Participant or Purchaser is organized under the Legal Requirements of any jurisdiction other than the United States of America or any of its states, it complies with Section 3.17.

            (c) Otherwise Void. Any purported assignment, pledge, or other transfer in violation of this section is void from beginning and not effective.

     12.14 Participations. Subject to Section 12.13(b) and this section, a Lender may at any time sell to one or more Persons (each a "Participant") participating interests in its Commitment and its share of the Obligation.

            (a) Additional Conditions. For each participation (i) the selling Lender must remain, and the Participant may not become, a "Lender" under this agreement, (ii) the selling Lender's obligations under the Loan Documents must remain unchanged, (iii) the selling Lender must remain solely responsible for the performance of those obligations, (iv) the selling Lender must remain the holder of its one or more Notes and its share of the Obligation for all purposes under the Loan Documents, and (v) the Companies and Administrative Agent may continue to deal solely and directly with the selling Lender in connection with those Rights and obligations.

            (b)  Participant  Rights.  The selling Lender may obtain for each of its Participants the benefits of the Loan Documents related to participations in its share of the Obligation, but Associates is never obligated to pay any greater amount that would be due to the selling Lender under the Loan Documents calculated as though no participation had been made. Otherwise, Participants have no Rights under the Loan Documents except certain permitted voting Rights described below.

            (c) Participation Agreements. An agreement for a participating interest (i) may only provide to a Participant voting Rights in respect of any amendment of or approval, consent, or waiver under any Loan Document related to the matters in Section 12.11(c)(i) and (iii) if it also provides for a voting mechanism that a majority of that Lender's Commitment Percentage or Termination Percentage, as the case may be (whether directly held by that Lender or participated) controls the vote for that Lender, and (ii) may not permit a Participant to assign, pledge, or otherwise transfer its participating interest in the Obligation to any Person except any Lender or its Affiliates.

     12.15 Transfers. Subject to Section 12.13(b) and this section and only if no Default exists, a Lender may at any time sell to one or more financial institutions (each a "Purchaser") up to 49% of its Rights and obligations under the Loan Documents.

            (a) Additional Conditions. The sale (i) may not involve less than $15,000,000 of a Lender's Commitment, (ii) must be accomplished by the selling Lender and Purchaser executing and delivering to Administrative Agent and the Companies an Assignment, and (iii) may not occur until the selling Lender pays to Administrative Agent an administrative-transfer fee of $2,500.

            (b) Procedures. Upon satisfaction of the foregoing conditions and as of the Effective Date in the Assignment, which may not be before delivery of the Assignment to Administrative Agent and the Companies, then (i) a Purchaser is for all purposes a Lender party to, with all the Rights and obligations of a Lender under, this agreement, with a Commitment as stated in the Assignment, (ii) the selling Lender is released from its obligations under the Loan Documents to a corresponding extent, (iii)
      Schedule 2.2 is automatically deemed to reflect the name, address, and Commitment of the Purchaser and the reduced Commitment of the selling Lender, and Administrative Agent shall deliver to the Companies and Lenders an amended Schedule 2.2 reflecting those changes, (iv) the Companies shall execute and deliver to each of the selling Lender and the Purchaser an Associates Note and a Ryland Note, each based upon their respective Commitments following the transfer, (v) upon delivery of the one or more Notes under clause (iv) above, the selling Lender shall return to the appropriate Company all Notes previously delivered to it under this agreement, and (vi) the Purchaser is subject to all the provisions in the Loan Documents, the same as if it were a Lender that executed this agreement on its original date.

      12.16 Existing-Loan Agreement and Entireties.

            (a) Existing-Loan Agreement. This agreement entirely amends and restates the Existing-Loan Agreement, and the Companies, Administrative Agent, and each Lender that is party to the Existing-Loan Agreement agree that, effective as of the Closing Date, the obligation to extend any credit under the Existing-Loan Agreement is terminated. However, any commitment or other fees paid to those lenders for periods through June 2, 1999, are earned and are not reimbursable to either Company.

            (b) Entire Agreement. THE LOAN DOCUMENTS AND INTERCOMPANY NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES FOLLOW.

      EXECUTED as of the date first stated in this Restated Loan and Security Agreement.



Associates Mortgage Funding               ASSOCIATES MORTGAGE FUNDING
Corporation                               CORPORATION, as Associates
University Office Plaza
260 Chapman Road, Suite 206
Newark, Delaware 19702                    By    /s/ Bruce N. Haase
Attention: Bruce N. Haase                       Bruce N. Haase, Treasurer
Telecopy No. (410) 715-7909



Ryland Mortgage Company                   RYLAND MORTGAGE COMPANY, as Ryland
11000 Broken Land Parkway
Columbia, Maryland 21044
Attention: Bruce N. Haase
Telecopy No. (410) 715-7909               By    /s/ Bruce N. Haase
                                                Bruce N. Haase, Treasurer




Bank One, Texas, N.A.                     BANK ONE, TEXAS, N.A., a Lender and
1717 Main Street                          Administrative Agent
Dallas, Texas 75201
Telecopy No.  (214) 290-2275
Attention: Paul J. Lazusky, Vice
President                                 By    /s/ Michael J. Arnold
                                                Michael J. Arnold, Vice
                                    President




NATIONSBANK, N.A., a Lender and           PNC BANK, NATIONAL ASSOCIATION, a
Documentation Agent                       Lender and a Co-Agent


By    /s/ Garrett M. Dolt                 By    /s/ David Aikens
      Garrett M. Dolt, Vice                     David Aikens, Vice President
      President



                          Page 1 of 2 Signature Pages

GUARANTY FEDERAL BANK, F.S.B., a          CHASE BANK OF TEXAS, NATIONAL
Lender and a Co-Agent                     ASSOCIATION, a Lender


By    /s/ Gregory W. Jackson              By    /s/ Michael W. Nicholson
      Gregory W. Jackson, Senior                Michael W. Nicholson, Vice
      Vice President                            President




COMERICA BANK, a Lender                   FMB BANK, a Lender


By    /s/ N. Donald Heath                 By    /s/ Susan Elliott Benninghoff
      N. Donald Heath, Vice                     Susan Elliott Benninghoff,
      President                                 Vice President




U.S. BANK NATIONAL ASSOCIATION,           FIRST UNION NATIONAL BANK, a Lender
a Lender


By    /s/ Kathleen M. Connor              By    /s/ Sinclair Gillespie
      Kathleen M. Connor, Vice                  Sinclair Gillespie, Vice
      President                                 President




SUNTRUST BANK, ATLANTA, a Lender


By    /s/ Donald L. Gaudette, Jr.
      Donald L. Gaudette, Jr. Vice
      President



                          Page 2 of 2 Signature Pages

                                 SCHEDULE 2.1

                            LENDERS AND COMMITMENTS


--------------------------------- ------------ ----------

         Name of Lender           Commitment   Commitment
                                   Percentage
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

Bank One, Texas, N.A.             $35,000,000   17.50%
Mortgage Finance Group
1717 Main Street
Dallas, TX 75201
Attn: Paul J. Lazusky, Vice
President
Fed Tax ID No. 75-2270994
Tel (214) 290-2780
Fax (214) 290-2054
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

NationsBank, N.A.                 $35,000,000   17.50%
Mortgage Banking Finance Group
901 Main Street, 51st Floor
MC # TX1-492-51-05
Dallas, TX  75283-1000
Attn: Garrett Dolt, Vice
President
Fed Tax ID No. 75-2238693
Tel (214) 209-2664
Fax (214) 209-0604
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

Guaranty Federal Bank, F.S.B.     $25,000,000   12.50%
8333 Douglas Ave., 10th Floor
Dallas, TX  75225
Attn: Michael Q. Barber, Loan
Officer
Fed Tax ID No. 74-2511478
Tel (214) 360-2872
Fax (214) 360-1660
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

PNC Bank, National Association    $25,000,000   12.50%
Warehouse Lending
500 West Jefferson
Suite 1200
Louisville, KY  40296
Attn: David Aikens
Fed Tax ID No. 610191580
Tel (502) 581-4786
Fax (502) 581-3919
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

Comerica Bank                     $15,000,000    7.50%
One Detroit Center
500 Woodward Avenue
Detroit, MI 48226
Attn: Don Heath, Vice President
Tel (313)222-5740
Fax (313)222-3330
--------------------------------- ------------ ----------

--------------------------------- ------------ ----------

First Union National Bank         $15,000,000    7.50%
Capital Markets
One First Union Center, TW-9
301 South College Street
Charlotte, NC  28228-0610
Attn: Sinclair Gillespie, Vice
President
Fed Tax ID No. 56-0900030
Tel (704) 383-1418
Fax (704) 383-8121
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

SunTrust Bank, Atlanta            $15,000,000    7.50%
Mail Code 120, 24th Floor
25 Park Place, N.E.
Atlanta, GA 30303
Attn: David Edge, Vice President
Fed Tax ID No. 580466330
Tel (404) 827-6485
Fax (404) 658-4905
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

U.S. Bank National Association    $15,000,000    7.50%
Mortgage Banking Services
First Bank Place/MPFP0801
601 Second Ave. South
Minneapolis, MN  55402-4302
Attn: Kathleen Connor, Vice
President
Fed Tax ID No. 41-0256895
Tel (612) 973-0623
Fax (612) 973-0826
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

Chase Bank of Texas, National     $10,000,000    5.00%
Association
717 Travis 6th Floor, South
Houston, TX  77252-7056
Attn: Mike Nicholson, Vice
President
Fed Tax ID No. 74-0800980
Tel (713)546-5335
Fax (713)216-1567
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

FMB Bank                          $10,000,000    5.00%
25 South Charles Street
Mail Code 101-744
Corporate Banking Division,
18th Floor
Baltimore, MD  21201
Attn: Susan Benninghoff, Vice
President
Fed Tax ID No. 520312840
Tel (410) 244-4898
Fax (410) 244-4294
--------------------------------- ------------ ----------
--------------------------------- ------------ ----------

Total                             $200,000,000   100%
--------------------------------- ------------ ----------






                                  SCHEDULE 2.2

                               WIRING INSTRUCTIONS

------------------------------ ---------------- ----------  -------------  --------------------- ------------

            Party                Location of      ABA#      Account No.    Attention/Phone No.   Reference
                                   Account
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

Associates Mortgage Funding    First Omni       0311-0017-3 35303175       Ed Geil (410)         Paydown
Corporation                                                                715-7080
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

Ryland Mortgage Company
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

Bank One, Texas, N.A.          Bank One,        111000614   0100073055     Gloria Sadler         Ryland Mtg.
                               Dallas                                      (214)290-6069
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

Comerica Bank                  Detroit,         07000096    2158590010                           Ryland Mtg.
                               Michigan
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

U.S. Bank National             U.S. Bank,       091000022   1702-2508-7585 Karen Greenbush       Asso/Ryland
Association                    Minn.                                       (612)973-0623
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

FMB Bank                       Baltimore,       052000113   0101-06-55-013 Loan Services         Associates
                               Maryland                                                          Mtg
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

First Union National Bank      First Union,     053000219   465906         Melissa Suits         Ryland
                               Charlotte                    0001800        (704)715-1904         Mortgage
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

Guaranty Federal Bank, F.S.B.  Guaranty         314970664   19406514043    Ronny O'Neal          Ryland Mtg.
                               Federal, Dallas                             (214)360-4802
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

NationsBank, N.A.              NationsBank,     111000025   129-200-088-3  Mark Johnson          Ryland Mtg.
                               N.A.                                        (214)209-9349
                                                                           (214)209-0944(fax)
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

PNC Bank, National             PNC Kentucky,    083000108   3100002488     Warehouse Lending     Associates
Association                    Louisville                                                        Mtg.
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

SunTrust Bank, Atlanta         SunTrust,        061000104   8892170730     Audrey Davies         Assoc. Mtg.
                               Atlanta                                     (404)588-8341
------------------------------ ---------------- ----------  -------------  --------------------- ------------
------------------------------ ---------------- ----------  -------------  --------------------- ------------

Chase Bank of Texas,           Chase Bank,      113000609   7001136825800  Billie Hankey
National Association           Houston                                     (713)775-5471
------------------------------ ---------------- ----------  -------------  --------------------- ------------


                                 SCHEDULE 4.3

                                  COLLATERAL

A. Supplemental Definitions. Unless stated otherwise, the following terms are in addition to and supplement the terms set forth in Section 1.1 of the Credit Agreement, and apply to each Loan Document and annexes, exhibits, and schedules to them and certificates, reports, and other writings delivered under them.

            "Acknowledgment Agreement" means, at any time and as applicable, the form of Acknowledgment Agreement then required by (a) FHLMC to be executed as a condition to the creation of a security interest in Servicing Rights for Mortgage Pools serviced for FHLMC, completed and executed by Ryland, Administrative Agent, (if necessary) each Lender, and FHLMC, and otherwise in form reasonably acceptable to Administrative Agent, together with every supplement to and replacements for that agreement in accordance with the FHLMC Guide, (b) FNMA to be executed as a condition to the creation of a security interest in Servicing Rights for Mortgage Pools serviced for FNMA, completed and executed by Ryland, Administrative Agent, (if necessary) each Lender, and FNMA, and otherwise in form reasonably acceptable to Administrative Agent, together with every supplement to and replacements for that agreement in accordance with the FNMA Guide, or (c) GNMA to be executed as a condition to the creation of a security interest in Servicing Rights for Mortgage Pools serviced for GNMA, completed and executed by Ryland, Administrative Agent, (if necessary) each Lender, and GNMA, and otherwise in form reasonably acceptable to Administrative Agent, together with every supplement to and replacements for that agreement in accordance with the GNMA Guide.

            "Approved B-Paper Investor" means (a) FHLMC, FNMA, and GNMA and (b) any other Person from time to time named on a list agreed to by Administrative Agent and the Companies, which Administrative Agent shall furnish to any Lender upon request, as that list may be amended from time to time (i) by the Companies and Administrative Agent to remove or add other names as Administrative Agent and the Companies may agree, (ii) by either Administrative Agent or Determining Lenders to remove any such other Person after Administrative Agent has or Determining Lenders have given to the Companies notice of, and an opportunity to discuss, the proposed removal of that Person, or (iii) automatically, without signing by any party, to remove any such Person who then (A) is not Solvent, (B) fails to pay its debts generally as they become due, (C) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (D) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law, other than as a creditor or claimant, that could, in Administrative Agent's judgment, suspend such Person's ability to acquire and pay the full purchase price for Mortgage Loans, or otherwise adversely affect the Rights of either Company, Administrative Agent, or any Lender in connection with the transactions contemplated in the Loan Documents.

            "Approved-Jumbo Investor" means (a) FHLMC, FNMA, and GNMA and (b) any other Person from time to time named on a list agreed to by Administrative Agent and the Companies, which Administrative Agent shall furnish to any Lender upon request, as that list may be amended from time to time (i) by the Companies and Administrative Agent to remove or add other names as Administrative Agent and the Companies may agree, (ii) by either Administrative Agent or Determining Lenders to remove any such other Person after Administrative Agent has or Determining Lenders have given to the Companies notice of, and an opportunity to discuss, the proposed removal of that Person, or (iii) automatically, without signing by any party, to remove any such Person who then (A) is not Solvent, (B) fails to pay its debts generally as they become due, (C) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (D) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law, other than as a creditor or claimant, that could suspend such Person's ability to acquire and pay the full purchase price for Jumbo Loans or otherwise adversely affect the Rights of either Company, Administrative Agent, or any Lender in connection with the transactions contemplated in the Loan Documents.

            "Approved PMI" means any private-mortgage insurance company from time to time named on a list agreed to by Administrative Agent and the Companies, which Administrative Agent shall furnish to any Lender upon request, as that list may be amended from time to time (a) by the Companies and Administrative Agent to remove or add other names as Administrative Agent and the Companies may agree, (b) by either Administrative Agent or Determining Lenders to remove any Person on the list after Administrative Agent has or Determining Lenders have given to the Companies notice of, and an opportunity to discuss, the proposed removal of that Person, or (c) automatically, without signing by any party, to remove any such Person who then (i) is not Solvent, (ii) fails to pay its debts generally as they become due, (iii) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (iv) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law, other than as a creditor or claimant, that could, in Administrative Agent's judgment, suspend such Person's ability to insure Mortgage Loans, or otherwise adversely affect the Rights of either Company, Administrative Agent, or any Lender in connection with the transactions contemplated in the Loan Documents.

            "ARM Loan" means an adjustable-rate Mortgage Loan, including, without limitation all of the "products" listed at the end of Schedule 4.3, that is a (a) Conventional Loan that complies with all applicable requirements for purchase under either the FNMA or FHLMC standard form of conventional-mortgage-purchase contract, (b) Jumbo Loan, or (c) FHA Loan.

            "Conventional Loan" means a Mortgage Loan that is not a FHA Loan or VA Loan.

            "Investment-Mortgage Loan" means a Mortgage Loan that is otherwise an Eligible Mortgage Loan but for which there is no applicable Take-Out Commitment.

            "Jumbo Loan" means a Mortgage Loan that (a) is not a FHA Loan or VA Loan and (b) complies with all applicable requirements for purchase (i) under the FNMA or FHLMC standard form of conventional-mortgage-purchase contract except that its amount exceeds the maximum-loan amount under those requirements, or (ii) by an Approved-Jumbo Investor.

            "Non-Agency Loan" means a loan that is originated to an Approved Non-Agency Investor but may not be funded without prior approval from that investor.

            "Permitted-Second Mortgage" means a second-priority mortgage, deed of trust, or trust deed for which Ryland holds a valid and enforceable Take-Out Commitment from an Approved Investor for the related Mortgage Loan.

            "Seasoned Loan" means a Mortgage Loan that meets the requirements of being an Eligible Mortgage Loan except that it is originated to investor specifications but delivered to Administrative Agent more than 180 days after the date of the original promissory note.

            "Servicing Portfolio" means, at any time, the aggregate unpaid principal amount of all Mortgage Loans serviced by Debtor for a fee, excluding any Mortgage Loans serviced by Debtor under a subservicing agreement or a master servicing agreement.

B.    Collateral.

      1.    From Associates.

            (a)   The Intercompany Note.

            (b) The Warehouse Account and all amounts deposited in it or represented by it.

            (c)   Cash  and  noncash   proceeds  of  any  Collateral   otherwise
                  described in clause (a) or clause (b) above.

      2.    From Ryland.

            (a) Mortgage Loans, including, without limitation, all promissory notes evidencing and all mortgages, deeds of trust, or trust deeds securing those Mortgage Loans, which from time to time are either (A) deposited with or held by or for Administrative Agent under this agreement or (B) identified by Ryland as support for a Wet Borrowing.

            (b) Mortgage Securities, the Mortgage Pools for which consists of Mortgage Loans that were Mortgage Loans constituting part of the Collateral, deposited with or held by or for Administrative Agent under this agreement or registered by book-entry in Administrative Agent's name under this agreement.

            (c) Private-mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA or GNMA to guarantee, any Mortgage Loans included in the Collateral.

            (d) Guaranties related to Mortgage Securities included in the Collateral.

            (e)   Take-Out  Commitments  held by Ryland  covering  any  Mortgage
                  Collateral and all proceeds resulting from the sale of Mortgage Collateral to investors under Take-Out Commitments.

            (f) Security of any kind pledged by a mortgagor for any Mortgage Collateral.

            (g) Casualty insurance assigned to Ryland in connection with any Mortgage Loan.

            (h) In respect of the Servicing Portfolio, all present and future:

                 o Servicing Rights pertaining in any way to Ryland's Servicing Contracts with FHLMC, FNMA, or GNMA, together with all present and future sums paid or payable to Ryland on account of, or as a result of the performance of, those Servicing Rights, whether as compensation for the performance by Ryland, damages related to any of the foregoing, amounts payable upon cancellation or termination thereof, or otherwise;

                 o Servicing Receivables; provided, however, that any of Ryland's Servicing Portfolio sold within 180 days of origination shall be deemed automatically released as Collateral without any further action by the Companies, Administrative Agent, or any other Lender.

            (i) The Working-Capital Account and all amounts deposited in it or represented by it.

            (j) In respect of all of the Collateral otherwise described in this Part B.2., all present and future:

                  o Personal property, contract Rights, accounts, and general intangibles of any kind whatsoever relating to any of the Collateral otherwise described in this Part B.2.

                  o All files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other information and data of Ryland relating to any Collateral otherwise described in this Part B.2., including, without limitation, all information, data, programs, tapes, discs, and cards necessary to administer and service any Mortgage Loans with respect to which Ryland has Servicing Rights in respect of the Servicing Portfolio.

                  o Cash and noncash proceeds of any of the Collateral otherwise described in this Part B.2.

C.    Eligible Mortgage Loan.  A Mortgage Loan:

      1. The promissory note evidencing which is (a) payable or endorsed (without restriction or limitation) to Ryland's order, (b) endorsed in blank by Ryland, (c) fully funded, and (d) valid and enforceable without offset, counterclaim, defense, or Right of recission or avoidance of any kind.

      2. For which no default in the payment of principal or interest or any other default has continued uncured for 60 days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

      3. For which the underlying residential-real property (a) consists of land and (1) a one- to four-family dwelling or (2) a condominium unit that is ready for occupancy, but not (3) a multi-family dwelling for more than four families or a co-op, (b) that is, if required by Appraisal Legal Requirements, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard-extended-coverage insurance (including, without limitation, flood insurance if the property is in a federally-designated-flood plain) in accordance with the Collateral Documents for it and Ryland is named as a loss-payee for that insurance.

      4. For which (except for Investment-Mortgage Loans) Ryland holds a, and which conforms in all material respects with all requirements of that, valid and enforceable Take-Out Commitment.

      5. The Collateral Documents for which (a) are first submitted for inclusion in the applicable Borrowing Base within 30 days after the date of the related promissory note (other than an ARM Loan that has been converted to a fixed-interest rate or an Investment-Mortgage Loan or, subject to the Seasoned-Loan Sublimit, a Seasoned Loan), (b) in compliance with all Legal Requirements, and (c) are otherwise in form and substance acceptable to Administrative Agent in its reasonable judgment.

      6. Which has been held by Administrative Agent for Lenders as an Eligible Mortgage Loan for less than (a) 91 days for any Jumbo Loan that was originally more than $450,000, (b) 366 days for any Investment-Mortgage Loan, or (c) 181 days for any other Mortgage Loan.

      7. On the Collateral Documents for which a Lender Lien, but no other Lien, exists.

      8. Which has not been deemed ineligible for inclusion as Eligible Mortgage Collateral under Sections 4.8(b), 4.8(c), or 4.9.

      9. For which, if it supports a Wet Borrowing (a) the Collateral Documents for it are held by Ryland for Administrative Agent for a Wet Borrowing and (b) seven Business Days from the Borrowing Date for that Wet Borrowing have not elapsed.

D. Eligible Non-Agency Loan. An otherwise Eligible Mortgage Loan except that it does not comply with all applicable requirements for purchase by FHLMC, FNMA, or GNMA.

E.    Eligible Gestation Collateral.  An Eligible Mortgage Loan:

      1. For which Administrative Agent has issued its initial certification for inclusion of that Mortgage Loan in a Mortgage Pool.

      2. For which Ryland has delivered to Administrative Agent a valid and enforceable Take-Out Commitment that specifically identifies that Mortgage Loan and is issued by a Person, and is in form and substance, reasonably acceptable to Administrative Agent.

      3. Which has been held by Administrative Agent as Eligible Gestation Collateral for less than 31 days.

F.    Eligible Mortgage Security.  A Mortgage Security:

      1.    Which  is  valid  and  enforceable  without  offset,   counterclaim,
            defense, or Right of recission or avoidance of any kind.

      2. Under which no default exists.

      3. For which Ryland holds a, and which conforms in all respects with all requirements of that, valid and enforceable Take-Out Commitment.

      4. The Mortgage Pool for which consists of Mortgage Loans that were, before the issuance of that Mortgage Security, Eligible Mortgage Loans constituting part of the Collateral.

      5.    The   Collateral   Documents  for  which  have  been   delivered  to
            Administrative Agent and are in form and substance acceptable to Administrative Agent in its reasonable judgment.

      6. Which has been held by Administrative Agent for Lenders as an Eligible Mortgage Security for a time period that, when added to the longest-time period any Mortgage Loan to which it relates was included in the Collateral as an Eligible Mortgage Loan, does not exceed 180 days.

      7. On the Collateral Documents for which a Lender Lien, but no other Lien, exists.

      8. Which has not been deemed ineligible for inclusions as Eligible Mortgage Collateral under Sections 4.8(b), 4.8(c), or 4.9.

G. Eligible Foreclosure Receivables. Every claim by Ryland in respect of a Foreclosure Payment:

      1. Which claim is against VA under a VA Guaranty or FHA or an Approved PMI under a FHA or Approved PMI insurance policy that (a) guarantees or insures payment of all or part of a Mortgage Loan repurchased with the Foreclosure Payment, (b) is in full force and effect, and
            (c) in the case of an Approved PMI insurance policy, has been approved by Administrative Agent.

      2. Which claim does not exceed the amount so guaranteed or insured.

      3. Which claim is related to a Mortgage Loan that (a) has been foreclosed, (b) is not held by Ryland as "other real estate owned," and (c) if the claim is against VA, is in a "bid" status.

      4. Which claim has (a) never been included in the Borrowing Base for Working-Capital supporting any previous Working-Capital Borrowing and (b) been included in the Borrowing Base for Working-Capital only for no more than 270 days.

      5. Which claim (a) is valid, enforceable, liquidated, currently due, and properly filed with FHA, VA, or an Approved PMI, as the case may be, (b) is not subject to any reduction or deduction for any setoff, counterclaim, recoupment, or otherwise, and (c) Ryland expects in good faith full cash payment from the sources identified in the related Collateral Documents.

      6. For which all of the Collateral Documents have been timely delivered to Administrative Agent under this agreement.

      7. Which claim and all related Eligible Foreclosure Receivables are subject to a Lender Lien but no other Liens.

H.    Eligible  P&I  Receivables.  Every  claim by  Ryland in  respect  of a P&I
      Payment:

      1. Which P&I Payment has been, or, with the proceeds of a related P&I Borrowing is to be, made under a Servicing Contract with FHLMC, FNMA, GNMA, RTC, or an investor approved (and not subsequently disapproved) from time to time by Administrative Agent in writing for such purposes (an "Approved-Receivables Investor") (a) under which FHLMC, FNMA, GNMA, RTC, or that Approved-Receivables Investor has agreed to reimburse Ryland for all or part of that P&I Payment (to the extent not reimbursed by the mortgagor under the related Mortgage Loan) and (b) for which, at any time more than 45 days after the Closing Date, there is in effect, if applicable, an Acknowledgment Agreement with FHLMC or FNMA consenting to the Lender Lien in that Servicing Contract and all Servicing Rights under it.

      2. Which claim does not exceed the amount so agreed to be reimbursed.

      3. Which P&I Payment was, or is to be, made for a Mortgage Loan that is current except for the payment of principal and interest due in the month during and for which the P&I Payment was made or payment of taxes and insurance and is not otherwise in default or in foreclosure.

      4. Which claim has (a) never been included in the Borrowing Base for Working-Capital supporting any previous Working-Capital Borrowing and (b) been included in the Borrowing Base for Working-Capital only for the month in Item G.3. above and not previously been the basis for a Working-Capital Borrowing.

      5. Which claim has not been included in the Borrowing Base for Working-Capital for more than 21 days if the claim is not pending under the Servicing Contract.

      6. Which claim (a) is, or promptly upon payment will be, valid, enforceable, liquidated, currently due, and properly filed with FHLMC, FNMA, GNMA, RTC, or that Approved-Receivables Investor, as the case may be, (b) is not subject to any reduction or deduction for any setoff, counterclaim, recoupment, or otherwise, and (c) the Companies expect in good faith full cash reimbursement from the sources identified in the related Collateral Documents.

      7. For which all of the Collateral Documents have been timely delivered to Administrative Agent under this agreement.

      8. Which claim and all related Eligible P&I Receivables and other Servicing Rights are subject to a Lender Lien but no other Liens.

I.    Eligible  T&I  Receivables.  Every claim by  Ryland in  respect of a T&I
      Payment:

      1. Which T&I Payment has been, or, with the proceeds of a related T&I Borrowing is to be, made under a Servicing Contract with FHLMC, FNMA, GNMA, RTC, or an Approved-Receivables Investor (a) under which FHLMC, FNMA, GNMA, RTC, or that Approved-Receivables Investor has agreed to reimburse Ryland for all or part of that T&I Payment (to the extent not reimbursed by the mortgagor under the related Mortgage Loan) and (b) for which, at any time more than 45 days after the Closing Date, there is in effect, if applicable, an Acknowledgment Agreement with FHLMC or FNMA consenting to the Lender Lien in that Servicing Contract and all Servicing Rights under it.

      2. Which claim does not exceed the amount so agreed to be reimbursed.

      3. Which T&I Payment was made, or is to be, for a Mortgage Loan that is current except for the payment of taxes and insurance due in the year during and for which the T&I Payment was made or payment of principal and interest and is not otherwise in default or in foreclosure.

      4. Which claim has (a) never been included in the Borrowing Base for Working-Capital supporting any previous Working-Capital Borrowing and (b) been included in the Borrowing Base for Working-Capital for no more than 180 days.

      5. Which claim (a) is, or promptly upon payment will be, valid, enforceable, liquidated, currently due, and properly filed with FHLMC, FNMA, GNMA, RTC, or that Approved-Receivables Investor, as the case may be, (b) is not subject to any reduction or deduction for any setoff, counterclaim, recoupment, or otherwise, and (c) the Companies expect in good faith full cash reimbursement from the sources identified in the related Collateral Documents.

      6. For which all of the Collateral Documents have been timely delivered to Administrative Agent under this agreement.

      7. Which claim and all related Eligible T&I Receivables and other Servicing Rights are subject to a Lender Lien but no other Liens.

                                 SCHEDULE 4.4

                          BORROWING-BASE CALCULATIONS


A. Borrowing Base for Gestation Collateral means, at any time, 99% of the prices of all Take-Out Commitments specifically identified for Eligible Gestation Collateral.

B. Borrowing Base for Non-Agency Collateral means, at any time, 95% of the least of (a) the total outstanding principal balance of all Eligible Non-Agency Loans, or (b) the prices of all Take-Out Commitments specifically identified for Eligible Non-Agency Loans.

C. Borrowing Base for Mortgage Collateral means, at any time, an amount equal to the sum of:

            (i)   The Borrowing Base for Eligible Gestation Collateral; plus

            (ii)  The Borrowing Base for Eligible Non-Agency Collateral; plus

            (iii) 99% of the Market Value of all Eligible  Mortgage  Securities;
                  plus

            (iv) An amount (as reduced by any of the matters listed in Items 1 through 8 below) in respect of all Eligible Mortgage Loans that are not Eligible Gestation Collateral or Eligible Non-Agency Collateral equal to the least of:

                  o 98% of the total outstanding principal balance of those Eligible Mortgage Loans.

                  o 98% of the total Market Value of those Eligible Mortgage Loans.

The amount calculated above in this Part C is further reduced by the following limitations:

      1. Wet Sublimit. No more than 30% of the total Commitments may be included for Mortgage Loans supporting Wet Borrowings, and nothing may be included for any Mortgage Loan supporting a Wet Borrowing seven Business Days after its Borrowing Date.

      2. Gestation Sublimit. No more than 50% of the total Commitments may be included for all Gestation Collateral.

      3. Jumbo Sublimit. No more than 30% of the total Commitments may be included for all Jumbo Loans, and no more than $5,000,000 may be included for all Jumbo Loans that each were originally more than $450,000.

      4. Non-Agency Sublimit. No more than 10% of the total Commitments may be included for all Non-Agency Loans.

      5. Investment-Mortgage Sublimit. No more than (a) 3% of the total Commitments may be included for all Investment-Mortgage Loans and

            (b) 75% of the lesser of either the total outstanding principal balance or the Market Value of any Investment-Mortgage Loan may be included.

      6. ARM Sublimit. No more than $10,000,000 may be included for ARM Loans that have been converted to fixed-interest rates.

      7.    Second-Mortgage   Sublimit.   No  more   than  8%  of  the   Total
            Commitments   may  be  included  for  Mortgage  Loans  secured  by
            Permitted-Second Mortgages.

      8. Seasoned Loan Sublimit. No more than (a) 3% of the Total Commitments may be included for all Seasoned Loans and (b) 95% of the least of either the total outstanding principal balance of those Seasoned Loans or the prices of all Take-Out Commitments specifically identified for those Seasoned Loans.

D. Borrowing Base for Working Capital means, at any time:

      1. The sum of 90% of all Eligible P&I Receivables plus 80% of all Eligible T&I Receivables plus 80% of all Eligible Foreclosure Receivables.

The amount calculated above in this Part D is further reduced by the following:

      2. Working Capital Sublimit. The Borrowing Base for Working Capital may not exceed $5,000,000.

                                 SCHEDULE 4.5

                             COLLATERAL PROCEDURES


A. Mortgage Loan for Dry Borrowing. Delivery of a Mortgage Loan to support a Dry Borrowing requires delivery to Administrative Agent of the following Collateral Documents, each of which must be in form and substance satisfactory to Administrative Agent, in the following manner:

      1. A Collateral-Delivery Notice that, among other things, identifies the documents being delivered to Lender for that Dry Borrowing.

      2. The original promissory note evidencing the Mortgage Loan, properly payable or endorsed to Ryland, and endorsed in blank by Ryland.

      3. Assignment from Ryland of the mortgage, deed of trust, or trust deed securing the Mortgage Loan, executed in blank by Ryland, and in recordable form.

      4. Certified copy of each intervening assignment to Ryland of that mortgage, deed of trust, or trust deed sent for recording and copies of all previous-intervening assignments.

      5. Certified copy of that original mortgage, deed of trust, or trust deed sent for recording in the jurisdiction where the property is located.

      6. Take-Out Commitments with the take-out price indicated (unless a master Take-Out Commitment has already been delivered to and is on file with Administrative Agent and Administrative Agent is already holding the related Mortgage Loan).

      7. Either copy of the check evidencing or confirmation of the wire transfer for the origination of the Mortgage Loan.

      8. A data-processing print-out reflecting for that Mortgage Loan's loan number, mortgagor, date originated, original amount, outstanding-principal balance, interest rate, and type of loan (according to the loan codes at the end of this schedule).

      9. Any and all other files, documents, instruments, certificates, correspondence, or other records that are (a) requested by Administrative Agent and (b) deemed by Administrative Agent in its sole judgment to be necessary, appropriate, or desirable.

B. Mortgage Loan for Wet Borrowing. Delivery of a Mortgage Loan to support a Wet Borrowing requires delivery to Administrative Agent of the following Collateral Documents, each of which must be in form and substance satisfactory to Administrative Agent, in the following manner:

      1. A Collateral-Delivery Notice that, among other things, identifies the documents that must be delivered to Administrative Agent within seven Business Days after the Borrowing Date for that Wet Borrowing.

      2. Either copy of the check evidencing or confirmation of the wire transfer for the origination of the Mortgage Loan.

      3. A data-processing print-out reflecting for that Mortgage Loan's loan number, mortgagor, mortgage date, original amount, outstanding-principal balance, interest rate, and type of loan (according to the loan codes at the end of this schedule).

C. Mortgage Security for Dry Borrowing. Delivery of a Mortgage Security to support a Dry Borrowing requires delivery to Administrative Agent of the following Collateral Documents, each of which must be in form and substance satisfactory to Administrative Agent, in the following manner:

      1. A Collateral-Delivery Notice that, among other things, identifies the documents being delivered to Lender for that Dry Borrowing.

      2. For a Mortgage Security that is not in book-entry form:

            (a)   The original Mortgage Security.

            (b) A bond power endorsed, or another appropriate instrument of assignment executed, by Ryland in blank.

      3. For a Mortgage Security that is in book-entry form, confirmation of either:

            (a) The appropriate entry (i) in records of a Federal Reserve Bank of the nominal ownership by Administrative Agent (on behalf of Lenders) of any FNMA Mortgage Security that constitutes a "FNMA BookEntry Security," as defined in the Book-Entry Procedure for FNMA Securities, 24 C.F.Rss.ss. 81.41-81.49 (the "FNMA Book-Entry Procedures"), or a FHLMC
                  Mortgage   Security  that  constitutes  a  "FHLMC  BookEntry
                  Security," as defined in the Federal Home Loan Mortgage Corporation Book-Entry Regulations, 1 C.F.R.ss.ss.462.1-462.8
                  (the   "FHLMC   Book-Entry   Regulations"),   and   (ii)  by
                  Administrative Agent in its records of Ryland's ownership of that book-entry Mortgage Security subject to a Lender Lien; or

            (b) The (i) appropriate entry by Chemical Bank, in its capacity as custodian for Participants Trust Company ("PTC"), GNMA's central depository, in its records of the nominal ownership by Administrative Agent (on behalf of Lenders) of any GNMA-guaranteed Mortgage Security, (ii) the appropriate entry by Administrative Agent in its records of Ryland's ownership of that book-entry Mortgage Security subject to a Lender Lien, and (iii) receipt by Administrative Agent of a confirmation of transaction in the form of a written advice specifying the amount and description of that book-entry Mortgage Security subject to that Lien.

D. Servicing Receivable for Working-Capital Borrowing. A Servicing Receivable to support a Working-Capital Borrowing requires (1) delivery to Administrative Agent of a Collateral-Delivery Notice that, among other things, identifies Servicing Receivables that support the particular

      Working-Capital Borrowing, and (2) for a Working-Capital Borrowing, a copy of the claim for each Eligible Foreclosure Receivable that supports it that has been filed with FHA, VA, or an Approved PMI.

                          MORTGAGE-TYPE PRODUCT CODES
                 FOR LOANS WAREHOUSED AT BANK ONE, TEXAS, N.A.

---------------- --------- ----- ---------- ===================================

   Product #     Investor  Term  Product               Description
                    #              Name
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      661          915     360    CCA6M0L   Conv. Conf. 6 MO ARM Libor
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      n/a          n/a     n/a    CCARM11   Conv. Conf. 1 YR ARM 11th District
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      600          913     360    CCARM1T   Conv. Conf. 1 YR ARM T-Security
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

    630/631      913/914   360    CCARM3T   Conv. Conf. 3 YR ARM T-Security
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      601          913     360    CCA3/1T   Conv. Conf. 3/1 YR ARM T-Security
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      425          914     360    CCBAL5    Conv. Conf. 5 YR Balloon
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

    330/430      913/914   360    CCBAL7    Conv. Conf. 7 YR Balloon
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      301        913/914   180    CCFIX15   Conv. Conf. 15 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      300        913/914   240    CCFIX20   Conv. Conf. 20 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      300        913/914   360    CCFIX30   Conv. Conf. 30 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      350          913     360    CC2ST5    Conv. Conf. 5 YR Two Step
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      370          913     360    CC2ST7    Conv. Conf. 7 YR Two Step
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      n/a          n/a     180    CCOTH15   Conv. Conf. Other 15 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      n/a          n/a     360    CCOTH30   Conv. Conf. Other 30 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

660/662/664/665    915     360    CNA6MOL   Conv. Non-Conforming 6 MO ARM
                                            Libor
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      n/a          n/a     n/a    CNARM1L   Conv. Non-Conforming 1 YR ARM
                                            Libor
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

    641/671        955     360    CNARM1T   Conv. Non-Conforming 1 YR ARM
                                            T-Security
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      653          915     360    CNA3/1    Conv. Non-Conforming 3/1 YR ARM
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      651          915     360    CNA5/1    Conv. Non-Conforming 5/1 YR ARM
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      681          955     360    CNA10/1   Conv. Non-Conforming 10/1 YR ARM
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      645          955     360    CN2ST5    Conv. Non-Conforming 5 YR "Two
                                            Step" /5-25
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      647          955     360    CN2ST7    Conv. Non-Conforming 7 YR "Two
                                            Step" /7-23
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

    501/561        915     180    CNFIX15   Conv. Non-Conforming 15 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

    500/560        915     360    CNFIX30   Conv. Non-Conforming 30 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      n/a          n/a     n/a    CONF2ND   Second Mortgage
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      106          910     360     FHARM    FHA ARM
---------------- --------- ----- ---------- ===================================

---------------- --------- ----- ---------- ===================================

      101          910     180    FHFIX15   FHA 15 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      100          910     360    FHFIX30   FHA 30 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      n/a          910     180    FHOTH15   FHA Other 15 YR
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      n/a          910     360    FHOTH30   FHA Other 30 YR
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      206          910     360     VAARM    VA ARM
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      201          910     180    VAFIX15   VA 15 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      200          910     360    FAFIX30   VA 30 YR Fixed
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      n/a          910     180    VAOTH15   VA Other 15 YR
---------------- --------- ----- ---------- ===================================
---------------- --------- ----- ---------- ===================================

      n/a          910     360    VAOTH30   VA Other 30 YR
---------------- --------- ----- ---------- ===================================

                                 SCHEDULE 5.1

                              CLOSING CONDITIONS

                  Unless otherwise specified, all dated as of May 21, 1999, or a date (a "Current Date")
                    within 30 days before the Closing Date.


H&B [1.] RESTATED LOAN AND SECURITY AGREEMENT (the "Loan Agreement") dated as of May 21, 1999, between ASSOCIATES MORTGAGE FUNDING CORPORATION, a Delaware corporation ("Associates"), RYLAND MORTGAGE COMPANY, an Ohio corporation ("Ryland"), certain lenders ("Lenders"), and BANK ONE, TEXAS, N.A., as agent for itself and the other Lenders ("Administrative Agent"), all the terms of which or incorporated in which have the same meanings when used in this schedule, to which must be attached:

                  Schedule 2.1      -     Lenders and Commitments
                  Schedule 2.2      -     Wiring Instructions
                  Schedule 4.3      -     Collateral
                  Schedule 4.4      -     Borrowing-Base Calculations
                  Schedule 4.5      -     Collateral Procedures
                  Schedule 5.1      -     Closing Conditions
                  Schedule 6.3      -     Ryland's Subsidiaries
                  Schedule 8.1      -     Permitted Debt
                  Schedule 8.2      -     Permitted Liens
                  Schedule 8.3      -     Permitted Loans/Investments

                  Exhibit A-1       -     Lender Note
                  Exhibit A-        -     Ryland Note
                  Exhibit A-3       -     Intercompany Note
                  Exhibit A-4       -     Competitive-Bid Note
                  Exhibit B-1       -     Credit Request for Warehouse Borrowing
                  Exhibit B-2       -     Credit Request for Working-Capital
                                          Borrowing
                  Exhibit B-3       -     Conversion Request
                  Exhibit B-4       -     Payment Direction
                  Exhibit B-5       -     Competitive-Bid Acceptance
                  Exhibit C-1       -     Collateral-Delivery Notice
                  Exhibit C-        -     Collateral-Conversion Notice
                  Exhibit C-3       -     Borrowing-Base  Report for  Mortgage
                                          Collateral
                  Exhibit C-4       -     Borrowing-Base  Report  for  Working
                                          Capital
                  Exhibit C-5       -     Compliance Certificate
                  Exhibit D-1       -     Bailee Letter for Investors
                  Exhibit D-2       -     Bailee Letter for Pool Custodians
                  Exhibit D-3       -     Trust Receipt and Agreement
                  Exhibit D-4       -     Request for Release
                  Exhibit E         -     Opinion of General Counsel
                  Exhibit F         -     Assignment and Acceptance

H&B [2.] ASSOCIATES NOTES dated May 21, 1999, in the total stated principal amounts of $200,000,000, executed by Associates, one each payable to each Lender's order, in substantially the form of Exhibit A-1 to the Loan Agreement, and otherwise described as follows:

------------------------------ -------------

            Payee                 Principal
------------------------------ -------------
------------------------------ -------------

Bank One, Texas N.A.            $35,000,000
------------------------------ -------------
------------------------------ -------------

NationsBank, N.A.               $35,000,000
------------------------------ -------------
------------------------------ -------------

Guaranty Federal Bank, F.S.B.   $25,000,000
------------------------------ -------------
------------------------------ -------------

PNC Bank, National              $25,000,000
Association
------------------------------ -------------
------------------------------ -------------

Comerica Bank                   $15,000,000
------------------------------ -------------
------------------------------ -------------

First Union National Bank       $15,000,000
------------------------------ -------------
------------------------------ -------------

SunTrust Bank, Atlanta          $15,000,000
------------------------------ -------------
------------------------------ -------------

U.S. Bank National              $15,000,000
Association
------------------------------ -------------
------------------------------ -------------

Chase Bank of Texas,            $10,000,000
National Association
------------------------------ -------------
------------------------------ -------------

FMB Bank                        $10,000,000
------------------------------ -------------

H&B [3.] RYLAND NOTES dated May 21, 1999, in the total stated principal amount of $5,000,000, executed by Ryland, one each payable to each Lender's order, in substantially the form of Exhibit A-2 to the Loan Agreement, and otherwise described as follows:

------------------------------ -------------

            Payee                 Principal
------------------------------ -------------
------------------------------ -------------

Bank One, Texas N.A.               $875,000
------------------------------ -------------
------------------------------ -------------

NationsBank, N.A.                  $875,000
------------------------------ -------------
------------------------------ -------------

Guaranty Federal Bank, F.S.B.      $625,000
------------------------------ -------------
------------------------------ -------------

PNC Bank, National                 $625,000
Association
------------------------------ -------------
------------------------------ -------------

Comerica Bank                      $375,000
------------------------------ -------------
------------------------------ -------------

First Union National Bank          $375,000
------------------------------ -------------
------------------------------ -------------

SunTrust Bank, Atlanta             $375,000
------------------------------ -------------
------------------------------ -------------

U.S. Bank National                 $375,000
Association
------------------------------ -------------
------------------------------ -------------

Chase Bank of Texas,               $250,000
National Association
------------------------------ -------------
------------------------------ -------------

FMB Bank                           $250,000
------------------------------ -------------

H&B [4.] INTERCOMPANY NOTE dated May 21, 1999, in the stated principal amount of $200,000,000, executed by Ryland, payable to Associate's order, endorsed to Administrative Agent's order on behalf of Lenders, and in substantially the form of Exhibit A-3 to the Loan Agreement.

H&B [5.] FINANCING STATEMENTS, each executed by RMC Home Loans as debtor and Administrative Agent as secured party, and in form acceptable to Administrative Agent for filing with the following applicable jurisdictions, and otherwise described as follows:

----------------- ------------ ----------- ========

      Name        Jurisdiction   Number     Date

RMC Home Loans    Sec. of
                  State, MD
----------------- ------------ ----------- ========
----------------- ------------ ----------- ========

                  Howard
                  Co., MD
----------------- ------------ ----------- ========
----------------- ------------ ----------- ========

                  Sec. of
                  State, VA
----------------- ------------ ----------- ========

H&B [6.] UNIFORM COMMERCIAL CODE SEARCH REPORTS for RMC Home Loans as debtor in the following jurisdictions and prepared as of Current
            Dates:

----------------- ------------ ========

     Debtor       Jurisdiction  Date

RMC Home Loans    Sec. of
                  State, MD
----------------- ------------ ========
----------------- ------------ ========

                  Howard
                  Co., MD
----------------- ------------ ========
----------------- ------------ ========

                  Sec. of
                  State, VA
----------------- ------------ ========

H&B [7.] FINANCING STATEMENT CHANGES (CONTINUATIONS) executed by the appropriate Company as debtor and Administrative Agent as secured party, filed with the appropriate jurisdictions, and otherwise described as follows:

--------------- ------------ -------------------- -------------------

                                Original Filing      Continuation
      Name      Jurisdiction
                             -------------------- --------------------

                               Number     Date      Number     Date
--------------- ------------ ----------- -------- ----------- --------
--------------- ------------ ----------- -------- ----------- --------

Associates      Sec. of      9408671     06/28/94
                State, DE
--------------- ------------ ----------- -------- ----------- --------
--------------- ------------ ----------- -------- ----------- --------

                Sec. of      41788224;   06/27/94
                State, MD    Liber
                             3617,
                             Folio 1928
--------------- ------------ ----------- -------- ----------- --------
--------------- ------------ ----------- -------- ----------- --------

                Howard       015451;     06/23/94
                Co., MD      Liber
                             0146,
                             Folio 530
--------------- ------------ ----------- -------- ----------- --------
--------------- ------------ ----------- -------- ----------- --------

                Sec. of      120435      06/20/94
                State, TX
--------------- ------------ ----------- -------- ----------- --------

--------------- ------------ ----------- -------- ----------- --------

Ryland          Sec. of      4174887     06/23/94
                State, MD    and
                             41748193;
                             Liber
                             3617,
                             Folio 1545
--------------- ------------ ----------- -------- ----------- --------
--------------- ------------ ----------- -------- ----------- --------

                Howard       015482;     06/30/94
                Co., MD      Liber
                             0146,
                             Folio 673
--------------- ------------ ----------- -------- ----------- --------
--------------- ------------ ----------- -------- ----------- --------

                Sec. of      06159409102 06/15/94
                State, OH
--------------- ------------ ----------- -------- ----------- --------
--------------- ------------ ----------- -------- ----------- --------

                Sec. of      115336      06/14/94
                State, TX
--------------- ------------ ----------- -------- ----------- --------

H&B [8.] GNMA ACKNOWLEDGMENT AGREEMENT dated as of May 21, 1999, executed in the form required by GNMA by Ryland, Administrative Agent, and each Lender and to be executed and returned to Administrative Agent promptly after completion by GNMA.

H&B [9.] AMENDMENT TO FHLMC ACKNOWLEDGMENT AGREEMENT dated as of May 21, 1999, executed in the form required by FHLMC by Ryland, Administrative Agent, and each Lender and to be executed and returned to Administrative Agent promptly after completion by FHLMC.

H&B [10.] AMENDMENT TO FNMA ACKNOWLEDGMENT AGREEMENT dated as of May 21, 1999, executed in the form required by FNMA by Ryland, Administrative Agent, and each Lender and to be executed and returned to Administrative Agent promptly after completion by FNMA.

Geckle [11.] OFFICERS' CERTIFICATE for Associates dated as of May 21, 1999, executed by the President and Secretary of Associates as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) Statement regarding no amendment, and (e) Bylaws, to which must be attached

                  Exhibit A - Resolutions
                  Exhibit B - Charter
                  Exhibit C - Bylaws

Geckle [12.] OFFICERS' CERTIFICATE for Ryland dated as of May 21, 1999, executed by the President and Secretary of Ryland as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) Statement regarding no amendment, and (e) Code of Regulations, to which must be attached

                  Exhibit A - Resolutions
                  Exhibit B - Charter

                  Exhibit C - Code of Regulations


            13. CERTIFICATES OF QUALIFICATION, GOOD STANDING, AND AUTHORITY for the Companies, issued as of Current Dates by the appropriate Tribunals for the following jurisdictions:

---------- ---------- --------------- =======

 Company   JurisdictionCertificate     Date
---------- ---------- --------------- =======
---------- ---------- --------------- =======

Associates    DE      Existence/Good  04/21/99
                      Standing
---------- ---------- --------------- =======
---------- ---------- --------------- =======

Ryland        OH      Existence/Good  04/22/99
                      Standing
---------- ---------- --------------- =======
---------- ---------- --------------- =======

              MD      Good Standing   04/22/99
---------- ---------- --------------- =======
---------- ---------- --------------- =======

              TX      Authority       04/21/99
                      --------------- =======
                      --------------- =======

                      Good Standing   04/21/99
---------- ---------- --------------- =======

Geckle [14.] OPINION dated as of May 21, 1999, of Associate General Counsel for the Companies, in substantially the form of Exhibit E.

Ryland [15.] CUSTODIAL FEES AGREEMENT dated as of May 21 , 1999, between the Companies and Administrative Agent (with copies provided only to the Companies and Administrative Agent).

            [16.] Such other documents and items as Administrative Agent or any Lender may reasonably request.

                                 SCHEDULE 6.3

                             RYLAND'S SUBSIDIARIES


Associates Funding, Inc.
Associates Mortgage Funding Corporation
Cornerstone Title Company
Cornerstone Title Insurance Company
Ryland Insurance Services
Ryland Management Corporation
Ryland Management Corporation Two
RH Mortgage Corporation

                                 SCHEDULE 8.1

                                PERMITTED DEBT

      1.    The Obligation.

      2. Secured Debt of Ryland under the Intercompany Note.

      3. Debt of Associates or Ryland under Investment Facilities.

      4.    Debt  of  Ryland  owed  to  Ryland  Group  that  (a)  never  exceeds
            $50,000,000 principal amount, (b) is unsecured, and (c) is subordinated to the Senior Obligations under the terms of the Demand Promissory Note, dated November 25, 1992, executed by Ryland, payable to Ryland Group's order and in form and substance satisfactory to Administrative Agent.

      5. Unsecured guaranties by Ryland of any of its Affiliates' Debt so long as, if a guaranty is for more than $2,500,000 of Debt, the Companies must first give to Administrative Agent at least ten days' notice of the proposed guaranty and the terms of the Debt and guaranty.

      6.    Repurchase  and   reverse-repurchase   agreements  relating  to  the
            Companies' investment portfolio.

      7. Letters of credit for Ryland's account never in total face amount of more than $25,000,000 used solely to (a) replace cash on deposit with any bond trustee, (b) support master-servicing agreements, or
            (c) support the sales of Servicing Rights.

      8. Debt of Ryland (a) to a Person approved by Administrative Agent, (b) for the purpose of financing the redemption of bonds issued by a Subsidiary of Ryland Group that facilitates the financing of mortgage loans and mortgage-backed securities, the securitization of mortgage loans, and other related activities, (c) that never exceeds a total of $60,000,000 principal amount, and (d) that may not be outstanding for more than 21-consecutive Business Days.

      9.    Subordinated Debt.

      10. Other Debt of Ryland that (a) is unsecured, (b) never exceeds $50,000,000, (c) is subordinated to the Senior Obligations upon terms satisfactory to Determining Lenders, and (d) may not have a maturity (or sinking-fund provision) earlier than the Stated-Termination Date.

      11. Other Debt of either Associates or Ryland that (a) is incurred after the date of this agreement and (b) never exceeds a total of $5,000,000 for Associates and Ryland together.

      12. Other Debt if first approved in writing by all Lenders.

                                 SCHEDULE 8.2

                                PERMITTED LIENS


      1.    Lender Liens.

      2.    Present and future Liens arising under any Investment  Facility that
            (a) secure only the Debt arising under that facility, (b) cover only the assets permitted under this agreement to be acquired with the proceeds of an Investment Facility, and (c) do not cover any Collateral.

      3. Present and future Liens granted on, or in the nature of a sale subject to an obligation to repurchase, Mortgage Securities that are not Collateral.

      4. Present and future Liens securing any Debt that (a) is permitted in Items 6, 7, 8, or 12 on Schedule 8.1 and (b) do not cover any Collateral.

      5. Rights of FHLMC, FNMA, and GNMA in respect of Servicing Rights under the Guides.

      6. Any interest or title of a lessor in assets being leased under an operating lease that does not constitute Debt.

      7. Pledges or deposits that (a) do not encumber any Collateral and (b) are made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs.

      8.    Good-faith   pledges  or  deposits  that  (a)  do  not  cover  any
            Collateral, and (b) are either (i) not in excess of 10% of the amounts due under, and made to secure, either Company's performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases, or (ii) made to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds benefitting either Company in the ordinary course of its business.

      9. Zoning and similar restrictions on the use of real property that do not materially impair the use of the real property and that are not violated by existing or proposed structures or land use.

      10. The following if no Lien has been filed in any jurisdiction or agreed to: (a) Liens for Taxes not yet due and payable and (b) if, to the extent they cover any Collateral, they are subordinate to the Lender Liens in form and substance reasonably acceptable to Administrative Agent (i) mechanic's Liens and materialman's Liens for services or materials for which payment is not yet due and payable and (ii) landlord's Liens for rental not yet due and payable.

      11. The following if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP has been made, levy and execution continue to be stayed, any of which covering any Collateral must be subordinate to the Lender Liens in form and substance reasonably acceptable to Administrative Agent, and they do not in the aggregate materially detract from the value of the property of the Company in question, or materially impair the use of that property in the operation of its business: (a) claims and Liens for Taxes due and payable; (b) claims and Liens upon, and defects of title to, real or personal property (other than any Collateral), including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (c) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; and (d) adverse judgments or orders on appeal for the payment of money.

      12. Present and future Liens securing any Debt of Ryland under the Intercompany Note if, to the extent they cover any Collateral (a) they are subordinate to the Lender Liens in form and substance satisfactory to Administrative Agent in its sole discretion, (b) a copy of the security instrument creating the relevant Lien has been furnished to Administrative Agent, (c) once executed, the security instrument is not amended without the sole, prior written consent of Administrative Agent, and (d) no UCC financing statements covering the collateral described in the relevant security instrument are filed.

      13. Other present and future Liens that (a) never secure more than a total principal Debt of $10,000,000 and (b) do not cover any Collateral.

                                 SCHEDULE 8.3

                          PERMITTED LOANS/INVESTMENTS


      1. Mortgage loans and mortgaged-backed securities and related residual interests, originated or acquired by Ryland in the ordinary course of its business.

      2. Acquisition by Ryland of the stock or assets of any Person conducting a mortgage-servicing business.

      3. Mortgage Securities or other mortgage-backed securities issued by any Subsidiary of Ryland that are acquired by Ryland under its exercise of call Rights with respect to them.

      4. Investments that (a) are made by Ryland in joint ventures with homebuilders and realtors for the purpose of originating mortgage loans and (b) never exceed a total of $5,000,000.

      5. (a) Investments having a maturity of one year or less in commercial paper given the highest rating by a nationally-recognized-credit-rating agency, (b) United States governmental obligations having maturities of one year or less, and (c) certificates of deposit, bankers acceptances, and repurchase agreements issued by a Lender or any other commercial bank that has combined capital and surplus of at least $250,000,000 and a rating of C or better by Thompson Bank Watch, Inc.

      6. Eurodollar investments with (a) any Lender or (b) any other financial institution that has (i) combined capital, surplus, and undivided profits of at least $100,000,000 and (ii) a Moody's Investors Service, Inc., or Standard & Poor's Corporation commercial-paper rating of at least P-1 or A-1, respectively, or
            (iii) if it does not have a commercial-paper rating, a bond rating of at least A-1 or A-, respectively.

      7. Extensions of trade credit and other payables in the ordinary course of business.

      8. Acquisition of securities or evidences of Debt of others when acquired by either Company in settlement of accounts receivable or other debts arising in the ordinary course of business so long as the total of all of those securities or evidences of debt is not material to the Companies' financial condition taken as a whole.

      9. Loans or advances to officers or employees (a) of Ryland or its Subsidiaries for travel, entertainment, and relocation expenses in the ordinary course of business or (b) of either Associates or Ryland that are not in the ordinary course and are never more than a total of $500,000 outstanding for both Associates and Ryland together.

      10. Loans by Associates to Ryland under the Intercompany Note.

      11.   Subordinated Debt.

      12. Loans or advances by Ryland to Ryland Group in the management of the Companies' cash so long as (a) (i) they are not made at a time when (and do not cause) a Default or any  default by Ryland
            Group exists in respect of any of its material debt, and (ii) the total of those loans and advances never (without the prior written approval by Administrative Agent) exceeds the lesser of either 50% of Ryland's Net Worth or $7,500,000 or (b) is otherwise approved by Administrative Agent in writing.

                                  EXHIBIT A-1

                                ASSOCIATES NOTE


$                                                                 May 21, 1999
 ----------------------


     FOR VALUE RECEIVED, ASSOCIATES MORTGAGE FUNDING CORPORATION, a Delaware corporation ("Maker"), promises to pay to the order of _________________________ ("Payee") that portion of the principal amount of $_________________ that may from time to time be disbursed and outstanding under this note together with interest.

      This note is an "Associates Note" under the Restated Loan and Security Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of May 21, 1999, between Maker, Ryland, Payee, NationsBank, N.A., as
"Documentation Agent," Guaranty Federal Bank, F.S.B. and PNC Bank, N.A., as "Co-Agents," certain other "Lenders," and Bank One, Texas, N.A., as "Administrative Agent" for Lenders, all of the defined terms in which have the same meanings when used, unless otherwise defined, in this note.

      This note incorporates by reference the principal and interest payment terms in the Loan Agreement for this note, including, without limitation, the final maturity, which is the Termination Date. Principal and interest are payable to the holder of this note through Administrative Agent at its offices at 1717 Main Street, Dallas, Texas 75201, or at such other address as may be given to Maker by Administrative Agent.

      This note incorporates by reference all other provisions in the Loan Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of Texas and United States federal Legal Requirement, usury savings, and other matters applicable to "Loan Documents" under the Loan Agreement.

      This note is an amendment, restatement, renewal, extension, modification of, consolidation of, and substitution for, the existing Associates Notes (as the same may have been amended and replaced to the date hereof, the "Former Notes") which Former Notes were executed and delivered pursuant to the Loan Agreement.

                    ASSOCIATES MORTGAGE FUNDING
                    CORPORATION, as Maker



                               By
                                     Name:
                                     Title:

                                  EXHIBIT A-2

                                  RYLAND NOTE


$                                                                 May 21, 1999
 ----------------------


     FOR VALUE RECEIVED, RYLAND MORTGAGE COMPANY, an Ohio corporation ("Maker"), promises to pay to the order of _______________________ ("Payee") that portion of the principal amount of $_____________ that may from time to time be disbursed and outstanding under this note together with interest.

      This note is a "Ryland Note" under the Restated Loan and Security Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of May 21, 1999, between Maker, Associates Mortgage Funding Corporation, Payee, NationsBank, N.A., as "Documentation Agent," Guaranty Federal Bank, F.S.B. and PNC Bank, N.A., as "Co-Agents," certain other "Lenders," and Bank One, Texas, N.A., as "Administrative Agent" for Lenders, all of the defined terms in which have the same meanings when used, unless otherwise defined, in this note.

      This note incorporates by reference the principal and interest payment terms in the Loan Agreement for this note, including, without limitation, the final maturity, which is the Termination Date. Principal and interest are payable to the holder of this note through Administrative Agent at its offices at 1717 Main Street, Dallas, Texas 75201, or at such other address as may be given to Maker by Administrative Agent.

      This note incorporates by reference all other provisions in the Loan Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of Texas and United States federal Legal Requirement, usury savings, and other matters applicable to "Loan Documents" under the Loan Agreement.

      [This note is an amendment, restatement, renewal, extension, modification of, consolidation of, and substitution for, the existing Ryland Notes (as the same may have been amended and replaced to the date hereof, the "Former Notes") which Former Notes were executed and delivered pursuant to the Loan Agreement.]

                        RYLAND MORTGAGE COMPANY, as Maker



                               By
                                     Name:
                                     Title:

                                  EXHIBIT A-3

                               INTERCOMPANY NOTE


$200,000,000                                                      May 21, 1999


      FOR VALUE RECEIVED, RYLAND MORTGAGE COMPANY, an Ohio corporation ("Maker"), promises to pay to the order of ASSOCIATES MORTGAGE FUNDING CORPORATION, a Delaware corporation ("Payee"), ON DEMAND, that portion of the principal amount of $200,000,000 that may from time to time be disbursed and outstanding under this note together with interest.

      Except as stated below, the unpaid principal of this note from day to day shall bear interest at an annual interest rate equal from day to day to either
(a) the sum of the Fed-Funds Rate (as defined and calculated in accordance with the Loan Agreement described below) plus 1.75%, or (b) any higher but lawful rate that Maker and the holder of this note may from time to time agree.

      All past-due amounts under this note from day to day shall bear interest at an annual interest rate from day to day equal to either (a) 12% per annum or
(b) any higher but lawful rate that Maker and the holder of this note may from time to time agree.

      Interest is calculated in each case for actual days elapsed over a 360-day year and is payable ON DEMAND or, until demand is made, on the last business day of each calendar month.

      Payments and prepayments of principal, interest, and all other amounts due under this note must be made by check at University Office Plaza, 260 Chapman Road, Suite 206, Newark, Delaware 19702, or at any other address and in any other manner as the holder of this note may from time to time designate in writing to Maker.

      Maker waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this note, notice of acceleration or the intent to accelerate, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this note.

      The remedies of the holder of this note are cumulative and concurrent and may, at the sole discretion of the holder of this note, be pursued singly, successively, and together and exercised from time to time. The failure to exercise any right or remedy is not a waiver or release of that right or remedy.

      Maker (a) agrees that this note must be construed, and its performance enforced, under Delaware laws (other than its conflicts laws), (b) agrees that the United States District Court for the District of Delaware and any Delaware court of competent jurisdiction has jurisdiction in any proceeding instituted to enforce this note, and (c) waives any objections it may have to that venue.

      In addition to all other rights available to it under applicable laws or otherwise, Payee may assign, pledge, or transfer its rights under this note without notice to or consent of Maker.

      This note is executed and delivered as a renewal and extension of any amounts owing under, and as a substitution but not novation of, the Intercompany Note dated June 25, 1995, in the stated principal amount of $500,000,000, executed by Maker, payable to Payee's order, and endorsed to the order of Bank One, Texas, N.A., in its capacity as agent for itself and certain other lenders to Payee, which note was executed and delivered as a renewal and extension of any amounts owing under, and as a substitution but not novation of, the Intercompany Note dated May 27, 1994, in the stated principal amount of $500,000,000, executed by Maker, payable to Payee's order, and endorsed to the order of Bank One, Texas, N.A., in its capacity as agent for itself and certain other lenders to Payee.

      IN WITNESS WHEREOF, Maker has caused this note to be duly executed on its behalf under seal by its duly authorized corporate officer.


ATTEST:                                   RYLAND MORTGAGE COMPANY, as Maker



                                          By
By                                              Name:
      Name:                                     Title:
      Title:

      In accordance with the terms and conditions of the Restated Loan and Security Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of May 21, 1999, between Payee, Maker, NationsBank, N.A., as "Documentation Agent," Guaranty Federal Bank, F.S.B. and PNC Bank, N.A., as "Co-Agents," certain lenders ("Lenders"), and Bank One, Texas, N.A., as Administrative Agent for itself and the other Lenders ("Administrative Agent"), this note is payable to the order of Administrative Agent for Lenders, with recourse against Payee.

ATTEST:                                   ASSOCIATES MORTGAGE FUNDING
                              CORPORATION, as Payee

By
      Name:                               By
      Title:                                    Name:
                                                Title:

                                  EXHIBIT A-4

                             COMPETITIVE-BID NOTE


$                                                    -------------------------
 ----------------------


     FOR VALUE RECEIVED, ASSOCIATES MORTGAGE FUNDING CORPORATION, a Delaware corporation ("Maker"), promises to pay to the order of ________________("Payee") that portion of the principal amount of $___________________ that may from time to time be disbursed and outstanding under this note together with interest.

      This note is a "Competitive-Bid Note" under the Loan Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of May 21, 1999, between Maker, Ryland, Payee, NationsBank, N.A., as "Documentation Agent," Guaranty Federal Bank, F.S.B. and PNC Bank, N.A., as "Co-Agents," certain other "Lenders," and Bank One, Texas, N.A., as "Administrative Agent" for Lenders, all of the defined terms in which have the same meanings when used, unless otherwise defined, in this note.

      This note incorporates by reference the principal and interest payment terms in the Loan Agreement and all related Competitive-Bid Acceptances for this note, including, without limitation, the final maturity, which for each Borrowing evidenced by this note is the earlier of either (a) the number of days (but not more than 90 days) stated in the related Competitive-Bid Acceptance after the applicable Borrowing Date, or (b) the Termination Date. While no Default exists, interest is payable directly to the holder of this note at Payee's offices at _____________________, or at such other address as may be given to Maker by the holder of this note. Principal and, while a Default exists, interest are payable to the holder of this note through Administrative Agent at its offices at1717 Main Street, Dallas, Texas 75201, or at such other address as may be given to Maker by Administrative Agent.

      This note incorporates by reference all other provisions in the Loan Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of Texas and United States federal Legal Requirement, usury savings, and other matters applicable to "Loan Documents" under the Loan Agreement.

                    ASSOCIATES MORTGAGE FUNDING
                    CORPORATION, as Maker



                              By
                                     Name:
                                     Title:

                                  EXHIBIT B-1

                    CREDIT REQUEST FOR WAREHOUSE BORROWING

AGENT:      Bank One, Texas, N.A.                    DATE:  ____________________

ASSOCIATES: Associates Mortgage Funding Corporation



      This request is delivered under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of May 21, 1999, between Associates, Ryland, Documentation Agent, Co-Agents, Administrative Agent, and certain lenders ("Lenders"). Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this request.

      Associates  requests a  $____________________1  Warehouse  Borrowing  (the
"Requested  Borrowing")  to  be  funded  on  ____________________,   ____2  (the
"Requested Borrowing Date"):

1. Borrowing Type. The Requested Borrowing is the following Borrowing Type [check and complete one applicable box]:

       -    Fed-Funds Borrowing

       -    LIBOR    Borrowing    with   an    Interest    Period    beginning
            ____________________, and ending ____________________.3

2. Loaned By. The Requested Borrowing is requested from the Lenders and in the amounts described in the table on the reverse of this request.

      Associates certifies that as of the Requested Borrowing Date, after giving effect to the Requested Borrowing, (a) the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, (b) no Default or Potential Default exists, (c) the extension of the Requested Borrowing does not cause any Borrowing Excess to exist, (d) Ryland has timely delivered a Collateral-Delivery Notice and, if applicable, Collateral-Conversion Notice to Administrative Agent related to this request,
(e) all Collateral Documents required by the Loan Agreement to be delivered to Administrative

Agent in connection with the Requested Borrowing have been delivered to Administrative Agent, and (f) the Companies have otherwise complied with all conditions of the Loan Documents to permit the Requested Borrowing to be extended.

                     ASSOCIATES MORTGAGE FUNDING CORPORATION

                              By
                                     Name:
                                    4Title:


------------------------------------
1 Must be at least $100,000.
2 No earlier than the Business Day of request for a Fed-Funds Borrowing or third
  Business Day after request for a LIBOR Borrowing and, in any case, before the Termination Date.
3 Must be a 1, 2, 3, or 6-month or other  period  acceptable  to  Administrative
  Agent (and to Determining Lenders if longer than 6-months) that, in any case, does not exceed beyond scheduled payment or prepayment date(s) for that part of the Principal Debt.
4 Must  be  a   Responsible   Officer  of,  or  an   individual   designated  to
  Administrative Agent in writing by a Responsible Officer of, Associates.

              [Reverse of Credit Request for Warehouse Borrowing
                       Dated _________________________]

---------- ---------------------------- -----------

  Check              LENDER               AMOUNT
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Bank One, Texas, N.A.        $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           NationsBank, N.A.            $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Chase Bank of Texas,         $
           National Association
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Comerica Bank                $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           PNC Bank, National           $
           Association
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           FMB Bank                     $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Guaranty Federal Bank,       $
           F.S.B.
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           U.S. Bank National           $
           Association
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           First Union National Bank    $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           SunTrust Bank, Atlanta       $
---------- ---------------------------- -----------

                                  EXHIBIT B-2

                 CREDIT REQUEST FOR WORKING-CAPITAL BORROWING

AGENT:            Bank One, Texas, N.A.        DATE: _________________________

RYLAND:           Ryland Mortgage Company



      This request is delivered under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of May 21, 1999, between Ryland, Associates, Administrative Agent, and certain lenders ("Lenders"). Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this request.

      Ryland requests a $____________________________1 Working-Capital Borrowing (the "Requested Borrowing") to be funded on ____________________2 (the "Requested Borrowing Date") as the following Borrowing Category [check applicable box] for which Ryland certifies that the following applicable information is accurate:

      - Foreclosure Payments, which may not exceed 80% of the related Foreclosure Payments, that are identified on the claims for payment that have been filed with FHA, VA, or an Approved PMI, copies of which are attached to this request, of $--------------------.

      - P&I Payments, which may not exceed 90% of the related P&I Payments, that are identified by investor on the attached schedule, of $--------------------.

      - T&I Payments, which may not exceed 80% of the related T&I Payments that are identified by investor on the attached schedule, of $--------------------.

      Ryland certifies that as of the Requested Borrowing Date, after giving effect to the Requested Borrowing, (a) the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, (b) no Default or Potential Default exists, (c) the extension of the Requested Borrowing does not cause any Borrowing Excess to exist, (d) Ryland has timely delivered a Collateral-Delivery Notice and the applicable Borrowing-Base Report to Administrative Agent related to this request, (e) all Collateral Documents required by the Loan Agreement to be delivered to Administrative Agent in connection with the Requested Borrowing have been delivered to Administrative Agent, and (f) the Companies have otherwise complied with all conditions of the Loan Documents to permit the Requested Borrowing to be extended.

                                    RYLAND MORTGAGE COMPANY

                              By
                                     Name:
                                    3Title:
------------------------------------
1 Must be at least $100,000.
2 No earlier than the Business Day of request and before the Termination Date and between the 1st day and 20th day of a Calendar Month if part of Tranche A for P&I Borrowings or the 21st day and last day of a Calendar Month in part of Tranche B for P&I Borrowings.
4 Must be a Responsible  Officer, or an individual  designated to Administrative
  Agent in writing by a Responsible Officer of, Ryland.

                                  EXHIBIT B-3

                              CONVERSION REQUEST

AGENT:      Bank One, Texas, N.A.                  DATE:  ____________________

FROM: ________________________________________1



      This request is delivered under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of May 21, 1999, between Associates, Ryland, Documentation Agent, Co-Agents, Administrative Agent, and certain lenders ("Lenders"). Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this request.

      The Company named above presently has a ___________________________2 Borrowing in the amount of $_______________________ (the "Existing Borrowing"), with, if a LIBOR Borrowing, an Interest Period ending on __________________________, (the "Conversion Date").3

      Subject to the time periods applicable under Section 3.11, on the Conversion Date, the Company named above requests to [check applicable box(es)]:

      - Continue the entire Existing Borrowing as a LIBOR Borrowing with a new Interest Period beginning ____________________, and ending ____________________.4

      -     Convert the entire Existing Borrowing from [check box]:

            -     a Fed-Funds  Borrowing to a LIBOR Borrowing with an Interest
                  Period    beginning    ____________________,    and   ending
                  ____________________.4

            -     a LIBOR Borrowing to a Fed-Funds Borrowing.

      - Pay $____________________ of the Existing Borrowing to those Lenders and in the amounts described in the table on the reverse of this request and continue the balance as [check box]:

            - a LIBOR Borrowing5 with a new Interest Period beginning ____________________, and ending ____________________.4

            -     a Fed-Funds Borrowing.


                                    6


                              By
                                     Name:
                                    6Title:



--------------------------------------------
1  Ryland or Associates.
2  Either Fed-Funds or LIBOR.
3 And this request must be delivered at least the third Business Day before that date.
4 Must be a 1, 2, 3, or 6 month period or other period agreed upon by Borrower and Administrative Agent or Determining Lenders if longer than 6 months.
5 Must be a minimum of $100,000.
6 Must be a Responsible Officer of, or an individual designated in writing to Administrative Agent by a Responsible Officer of, Ryland or Associates, as the case may be.

     [Reverse of Conversion Request Dated __________________]

---------- ---------------------------- -----------

  Check              LENDER               AMOUNT
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Bank One, Texas, N.A.        $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           NationsBank, N.A.            $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Chase Bank of Texas,         $
           National Association
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Comerica Bank                $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           PNC Bank, National           $
           Association
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           FMB Bank                     $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Guaranty Federal Bank,       $
           F.S.B.
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           U.S. Bank National           $
           Association
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           First Union National Bank    $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           SunTrust Bank, Atlanta       $
---------- ---------------------------- -----------

                                  EXHIBIT B-4

                               PAYMENT DIRECTION



AGENT:      Bank One, Texas, N.A.                  DATE:  ____________________

FROM:       ____________________



      This direction is delivered to Administrative Agent under the Restated Loan and Security Agreement (as renewed, extended, and amended the "Loan Agreement") dated as of May 21, 1999, between Associates, Ryland, Documentation Agent, Co-Agents, Administrative Agent, and certain lenders ("Lenders"). Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this direction. On the date of this direction, no Default exists. Therefore, please direct the accompanying payment of $____________________ as to the Lenders and in the amounts described on the reverse of this direction, which is in accordance with the order required by Section 3.5(a) of the Loan Agreement.


                                    1  __________________________________



                              By
                                     Name:
                                    2Title:

----------------------------------
1  Either Associates or Ryland.
2 Must be a Responsible Officer of, or an individual designated in writing by a Responsible Officer of, Associates or Ryland, as applicable.

    [Reverse of Payment Direction Dated __________________________]

---------- ---------------------------- -----------

  Check              LENDER               AMOUNT
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Bank One, Texas, N.A.        $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           NationsBank, N.A.            $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Chase Bank of Texas,         $
           National Association
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Comerica Bank                $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           PNC Bank, National           $
           Association
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           FMB Bank                     $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           Guaranty Federal Bank,       $
           F.S.B.
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           U.S. Bank National           $
           Association
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           First Union National Bank    $
---------- ---------------------------- -----------
---------- ---------------------------- -----------

           SunTrust Bank, Atlanta       $
---------- ---------------------------- -----------

                                  EXHIBIT B-5

                          COMPETITIVE-BID ACCEPTANCE


LENDER:     ______________________________      DATE: _________________________

ASSOCIATES: Associates Mortgage Funding Corporation



      This request is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of May 21 , 1999, between Associates, Ryland, Documentation Agent, Co-Agents, Administrative Agent, Lender, and certain other lenders ("Lenders"). Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this acceptance.

      Associates accepts Lender's Competitive Bid for:

      o      A $____________________ Competitive-Bid Borrowing1 (the
             "Requested Borrowing")
      o      At a Competitive-Bid Rate of _____% per annum
      o      To be funded on  _____________________2  (the "Requested Borrowing
             Date")
      o      Maturing on ________________________3

      Associates certifies that as of the Requested Borrowing Date and after giving effect to the Requested Borrowing (a) the representations and warranties of Associates in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts that have changed by transactions contemplated or permitted by the Loan Documents), (b) no Default or Potential Default exists, (c) the extension of the Requested Borrowing does not cause any Borrowing Excess to exist, (d) all Collateral Documents required by the Loan Agreement to be delivered to Administrative Agent in connection with the Requested Borrowing have been delivered to Administrative Agent, and (e) Associates has otherwise complied with all conditions of the Loan Documents to permit the Requested Borrowing to be extended.

                           ASSOCIATES MORTGAGE FUNDING
                           CORPORATION


                             By
                                     Name:
                                    4Title:


--------------------------------------
1  Must be at least $100,000.
2 No earlier than 1:00 p.m. on the Business Day on which this acceptance is given Administrative Agent.
3. No longer than the Stated-Termination Date.
4. Must be a Responsible Officer of, or a Person designated in writing by a Responsible Officer of, Associates.

                                  EXHIBIT C-1

                          COLLATERAL-DELIVERY NOTICE


AGENT:      Bank One, Texas, N.A.              DATE: _________________________

RYLAND:     Ryland Mortgage Company



      This notice is delivered to Administrative Agent under the Restated Loan and Security Agreement (as renewed, extended, and amended the "Loan Agreement") dated as of May 21, 1999, between Associates, Ryland, Documentation Agent, Co-Agents, Administrative Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this notice.

      In accordance with Schedule 4.5 to and other applicable provisions of the Loan Agreement, Ryland submits the following Collateral under, and subject to the Lender Liens created by, the Loan Agreement [check applicable box(es)]:

  - Mortgage Loans for Dry Borrowing. Ryland (a) is delivering to Administrative Agent the Collateral Documents required by Part A of that Schedule 4.5 for the Mortgage Loans described on the attached Annex 1, which is a data-processing print-out meeting the requirements of Part A.8 on that Schedule 4.5, and (b) confirms that those Mortgage Loans and all related Collateral Documents are subject to the Lender Liens created by the Loan Agreement.

  - Mortgage Loans for Wet Borrowing. Ryland (a) is delivering to Administrative Agent the Collateral Documents required by Part B of that Schedule 4.5 for the Mortgage Loans described on the attached Annex 2, which is a data-processing print-out meeting the requirements of Part B.3 on that Schedule 4.5, (b) shall deliver to Administrative Agent the Collateral Documents required by Part A of that Schedule 4.5 for, within seven Business Days after the Borrowing Date for the Borrowing made on the basis of, those Mortgage Loans, and (c) confirms that those Mortgage Loans and all related Collateral Documents are subject to the Lender Liens created by the Loan Agreement.

  - Mortgage Securities for Dry Borrowing. Ryland (a) is delivering to Administrative Agent the Collateral Documents required by Part C of that Schedule 4.5 for the Mortgage Securities described on the attached Annex 3 (the Mortgage Pools for which consist of Mortgage Loans that were, before issuance of those Mortgage Securities, Eligible Mortgage Loans constituting part of the Collateral) and (b) confirms that those Mortgage Securities and all related Collateral Documents are subject to the Lender Liens created by the Loan Agreement.

  - Servicing Receivables for Working-Capital Borrowing. The attached Annex 4 describes the Servicing Receivables for a Working-Capital Borrowing that is concurrently being requested, in connection with which Ryland (a) is delivering to Administrative Agent the Collateral Documents required by Part D(2) of that Schedule 4.5 for any Foreclosure Receivables included as part of those Servicing Receivables and (b) confirms that those Servicing Receivables and all related Collateral Documents are subject to the Lender Liens created by the Loan Agreement.

      On and as of the date of this notice, Ryland certifies, represents, warrants, and covenants to or with Administrative Agent for Lenders that:

      (a) For each Mortgage Loan described on either Annex 1 or 2 to this notice, Ryland (i) holds each of the items required by
            Section 4.5(b) of the Loan Agreement, (ii) holds those items in trust for Administrative Agent on behalf of Lenders, (iii) upon request or instructions from Administrative Agent from time to time and at any time, shall deliver those items to Administrative Agent any other Person designated by Administrative Agent, and
            (iv) may not deliver those items, or grant, transfer, or assign any interest in any of them, to any Person except Administrative Agent without first obtaining Administrative Agent's written consent.

      (b) All of the items that Ryland is required to furnish to Administrative Agent under the Loan Agreement in connection with this notice accompany it, all of those items are accurate and what they purport to be, and all of the Collateral described in this notice or its schedules conform in all respects to the requirements of the Loan Agreement, including, without limitation, the requirements of eligibility applicable to that Collateral on Schedule 4.3 to the Loan Agreement.

      (c) The representations and warranties of the Companies in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents.

      (d)   No Default or Potential Default exists.

                                    RYLAND MORTGAGE COMPANY


                             By
                                     Name:
                                    1Title:


------------------------------------
1 Must be a Responsible Officer of, or an individual designated in writing to Administrative Agent by a Responsible Officer of, Ryland.

                                  EXHIBIT C-2

                         COLLATERAL-CONVERSION NOTICE


AGENT:      Bank One, Texas, N.A.               DATE:

RYLAND:     Ryland Mortgage Company



      This notice is delivered to Administrative Agent under the Restated Loan and Security Agreement (as renewed, extended, or amended the "Loan Agreement") dated as of May 21, 1999, between Associates, Ryland, Documentation Agent, Co-Agents, Administrative Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this notice.

      Ryland notifies Administrative Agent that (a) Administrative Agent has issued its initial certification for inclusion of the Eligible Mortgage Loans described on the attached Annex 1 in one or more Mortgage Pools and (b) Ryland is delivering to Administrative Agent one or more valid and enforceable Take-Out Commitments that comply with Part C.2. on Schedule 4.3 to the Loan Agreement for those Eligible Mortgage Loans.

      On and as of the date of this notice, Ryland certifies, represents, and warrants, to Administrative Agent for Lenders that (a) all of the items that Ryland is required to furnish to Administrative Agent under the Loan Agreement in connection with this notice accompany it, all of those items are accurate and what they purport to be, and all of the Eligible Mortgage Loans described on the attached Annex 1 comply with all requirements necessary to constitute Eligible Gestation Collateral, (b) the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, and
(c) no Default or Potential Default exists.

                                    RYLAND MORTGAGE COMPANY


                            By
                                     Name:
                                    1Title:


-----------------------------------
1 Must be a Responsible Officer of, or an individual designated in writing to Administrative Agent by a Responsible Officer of, Ryland.

                                  EXHIBIT C-3

                 BORROWING-BASE REPORT FOR MORTGAGE COLLATERAL


AGENT:      Bank One, Texas, N.A.               DATE: ________________________

FOR:        Associates   Mortgage  Funding  Corporation  and  Ryland  Mortgage
            Company


   This report is delivered to the Companies and Lenders under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of May 21, 1999, between Associates, Ryland, Documentation Agent, Co-Agents, Administrative Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this report. Administrative Agent has calculated the Borrowing Base for Mortgage Collateral and its various components as of the date of this report.

---------------------------------------------- ---------------- ===============

1. Borrowing Base (@ certain advance rates)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (a)   Non-Agency Loans (@ 95%)              $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (b)   Investment-Mortgage Loans (@ 75%)     $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (c)   Seasoned Loans (@ 95%)1               $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (d)   Other Dry Borrowings (@ 98%)1         $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (e)   Wet Borrowings (@ 98%)1               $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (f)   Gestation Borrowings (@ 99%)          $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (g)   Mortgage Securities (@ 99%)           $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (h)   Borrowing Base for Mortgage                            $
         Collateral, total of Lines 1(a)
         through 1(g)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

2. Principal Debt of Warehouse Borrowings
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (a)   Against Non-Agency Loans              $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (b)   Against Investment-Mortgage Loans     $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (c)   Against Seasoned Loans                $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (d)   Other Dry Borrowings                  $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (e)   Wet Borrowings                        $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (f)   Gestation Borrowings                  $
---------------------------------------------- ---------------- ===============

---------------------------------------------- ---------------- ===============

   (g)   Mortgage Securities                   $
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (h)   Principal Debt of Warehouse                            $
         Borrowings, total of Lines 2(a)
         through 2(g)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

3. Non-Agency Loans Availability
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (a)   Non-Agency Sublimit                   $20,000,000
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (b)   Lesser of either Line 1(a) or         $
         Line 3(a)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (c)   Line 3(b) minus Line 2(a), Maximum                     $
         Borrowings against Non-Agency Loans
         if positive or Borrowing Excess if
         negative
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

4. Investment-Mortgage Loan Availability
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (a)   Investment-Mortgage Loan Sublimit     $6,000,000
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (b)   Lesser of either Line 1(b) or         $
         Line 4(a)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (c)   Line 4(b) minus Line 2(b), Maximum                     $
         Borrowings against
         Investment-Mortgage Loans if positive
         or Borrowing Excess if negative
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

5. Other Dry Borrowing Availability
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (a)   Commitment                            $200,000,000
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (b) Line 5(a) minus Lines 2(a), 2(b), $ 2(c), 2(e), 2(f), and 2(g)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (c)   Lesser of either Line 1(d) or         $
         Line 5(b)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (d)   Line 5(c) minus Line 2(d), maximum                     $
         other Dry Borrowings if positive or
         Borrowing Excess if negative
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

6. Wet Borrowings Availability
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (a)   Wet Sublimit                          $60,000,000
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (b)   Lesser of either Line 1(e) or         $
         Line 6(a)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (c)   Line 6(b) minus Line 2(e), Maximum                     $
         Wet Borrowings if positive or
         Borrowing Excess if negative
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

7. Gestation Borrowing Availability
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (a)   Gestation Sublimit                    $100,000,000
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (b)   Lesser of either Line 1(f) or         $
         Line 7(a)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (c)   Line 7(b) minus Line 2(f), Maximum                     $
         Gestation Borrowing if positive or
         Borrowing Excess if negative
---------------------------------------------- ---------------- ===============

---------------------------------------------- ---------------- ===============

8. Seasoned Loan Availability
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (a)   Seasoned-Loan Sublimit                $6,000,000
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (b)   Lesser of either Line 1(c) or         $
         Line 8(a)
---------------------------------------------- ---------------- ===============
---------------------------------------------- ---------------- ===============

   (c)   Line 8(b) minus Line 2(c), Maximum                     $
         Borrowings against Seasoned Loans if
         positive or Borrowing Excess if
         negative
---------------------------------------------- ---------------- ===============

      The Principal Debt of Warehouse Borrowings to each Lender is as follows:

------------------------------ -------------- ----------------

           LENDER               Commitment       Share of
                                Percentage       Line 2(h)
                               of Line 5(a)
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

Bank One, Texas, N.A.                      %  $
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

NationsBank, N.A.                          %  $
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

Chase Bank of Texas,                       %  $
National Association
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

Comerica Bank                              %  $
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

PNC Bank, National                         %  $
Association
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

FMB Bank                                   %  $
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

Guaranty Federal Bank, F.S.B.              %  $
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

U.S. Bank National                         %  $
Association
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

First Union National Bank                  %  $
------------------------------ -------------- ----------------
------------------------------ -------------- ----------------

SunTrust Bank, Atlanta                     %  $
------------------------------ -------------- ----------------

      In additional to the above, the total Commitment Usage does not exceed the lesser of either (i) the total Commitments or (ii) the total Borrowing Base.

                    BANK ONE, TEXAS, N.A., as Administrative Agent


                    By
                          Name:
                          Title:

--------------------------------
1 But never more than %100 of the face amount less discounts.

                                  EXHIBIT C-4

                   BORROWING-BASE REPORT FOR WORKING CAPITAL

AGENT:      Bank One, Texas, N.A.               DATE:________________________

RYLAND:     Ryland Mortgage Company



   This report is delivered to Administrative Agent under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of May 21, 1999, between Associates, Ryland, Documentation Agent, Co-Agents, Administrative Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this report. Ryland has calculated the Borrowing Base for Working-Capital and its various components as of the date of this report.

---------------------------------------------- ---------------- ---------------

1. Borrowing Base for Eligible Foreclosure
    Receivables
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (a)   Ending Collateral balance (last       $
         report)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (b)   Repayments (since last report)        $
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (c)   New Eligible Foreclosure              $
         Receivables (since last report)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (d) Total of Line 1(a) minus Line 1(b) $ plus Line 1(c)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (e)   80% of Line (d)                                        $
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

2. Borrowing Base for Eligible P&I
   Receivables
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (a)   Ending Collateral balance (last       $
         report)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (b)   Repayments (since last report)        $
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (c)   New Eligible P&I Receivables (since $ last report)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (d) Total of Line 2(a) minus Line 2(b) $ plus Line 2(c)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (e)   90% of Line 2(d)                                       $
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

3. Borrowing Base for Eligible T&I
   Receivables
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (a)   Ending Collateral balance (last       $
         report)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (b)   Repayments (since last report)        $
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (c)   New Eligible T&I Receivables
         (since last report)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (d)   Total of Line 3(a) minus Line
         3(b) plus Line 3(c)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

   (e)   80% of Line 3(d)                                       $
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

4. Borrowing Base for Working Capital, total of Lines 1(e), 2(e), plus 3(e)
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

5. Principal Debt of Working-Capital                            $
   Borrowings
---------------------------------------------- ---------------- ---------------

---------------------------------------------- ---------------- ---------------

6. Working-Capital Sublimit                                     $5,000,000
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

7. Lesser of either Line 5 or Line 6           $
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

8. Line 7 minus Line 4, maximum                                 $
   Working-Capital Borrowing if positive or
   Borrowing Excess if negative
---------------------------------------------- ---------------- ---------------
---------------------------------------------- ---------------- ---------------

9. Lesser of either Line 5 or Line 8, maximum Working-Capital Borrowing
---------------------------------------------- ---------------- ---------------

      Ryland certifies that (a) the above information is accurate, (b) the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, and (c) no Default or Potential Default exists.

                              RYLAND MORTGAGE COMPANY

                              By
                                     Name:
                                    1Title:


-----------------------------
1 Must be a Responsible Officer of, or an individual designated in writing to Administrative Agent by a Responsible Officer of, Ryland.

                                  EXHIBIT C-5

                            COMPLIANCE CERTIFICATE

AGENT:            Bank One, Texas, N.A.       DATE:                    , 19
                                                   --------------------    ---

ASSOCIATES: Associates Mortgage Funding Corporation

RYLAND:           Ryland Mortgage Company

SUBJECT PERIOD:   ____________________ ended _______________



      This certificate is delivered under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of May 21, 1999, between Associates, Ryland, Documentation Agent, Co-Agents, Administrative Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this certificate.

      Solely on behalf of the Company for which each undersigned officer has executed this certificate, that undersigned officer certifies to Administrative Agent and Lenders, that on the date of this certificate:

      1. That undersigned officer is the officer of that Company designated below.

      2. That Company's consolidated Financial Statements that are attached to this certificate were prepared in accordance with GAAP and present fairly that Company's consolidated financial position and results of operations as of, and for the one, two, or three quarters of fiscal year, as the case may be, ending on, the last day of the Subject Period.

      3. That undersigned officer supervised a review of that Company's activities during the Subject Period in respect of the following matters and has determined the following: (a) To that undersigned officer's best knowledge, except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, that Company's representations and warranties in Section 6 of the Loan Agreement are true and correct in all material respects, other than for the changes, if any, described on the attached Schedule 1; (b) that Company has complied with all of its obligations under the Loan Documents, other than for the deviations, if any, described on the attached Schedule 1; (c) no Default or Potential Default exists or is imminent, other than those, if any, described on the attached Schedule 1; and (d) that Company's compliance with the financial covenants in Section 9 of the Loan Agreement is accurately calculated on the attached Schedule 1.

       Name:                                   Name:
      1Title:                                 1Title:



------------------------------------
1  Must be a Responsible Officer.

                                  SCHEDULE 1


      A. Describe deviations from compliance with obligations, if any, clause 3(b) of attached Compliance Certificate, if none, so state:








      B. Describe Potential Defaults or Defaults, if any, clause 3(c) of the attached Compliance Certificate, if none, so state:









   C. Calculate compliance with covenants in Section 9 at end of Subject Period (on a consolidated basis), clause 3(d) of the attached Compliance Certificate:

----------------------------------------------- -------------------------------

                   Covenant                        At End of Subject Period
----------------------------------------------- -------------------------------
----------------------------------------------- --------------- ---------------

1. Investments in Ryland Group, ss.8.3
    (quarterly)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (a)   Actual                                                 $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (b)   50% of Line 2(a)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (c)   7,500,000
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (d)   Maximum, Lesser of Line 1(b) and                       $
         Line 1(c)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

2.  Associates' Stockholders' Equity, ss.9.1(a)
    (quarterly)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (a)   Actual                                                 $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (b)   Minimum                                                $1,000,000
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

3. Ryland's Net Worth, ss.9.1(b) (quarterly)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (a)   Stockholder's equity                                   $
----------------------------------------------- --------------- ---------------

----------------------------------------------- --------------- ---------------

   (b)   Minimum                                                $15,000,000
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

4. Ryland's Leverage Ratio, ss.9.2 (quarterly)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (a)   Total liabilities                      $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (b)   Repurchase obligations permitted to    $
       be excluded
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (c)   Line 4(a) minus Line 4(b)              $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (d)   Line 3(a)                              $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (e)   Qualifying long term Debt              $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (f)   Goodwill                               $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (g)   Patents, trademarks, etc.              $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (h)   Other intangible assets                $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (i)   Tangible-Net Worth -- Line 4(d) plus                   $
         Line 4(e) minus the sum of Line 4(f)
         through Line 4(h)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (j)   Actual, Ratio of Line 4(c) to                          _____ to _____
         Line 3(a)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (k)   Maximum                                                 13.5 to 1.0
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

5. Associates' Net Income, ss.9.3 (annually)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (a)   Actual                                                 $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (b)   Minimum                                                $1.00
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

6. Ryland's Cash Flow, ss.9.4 (rolling 4 quarters)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (a)   Net income (exclude reported           $
         non-cash income) or loss
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (b)   Amortization                           $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (c)   Depreciation                           $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (d)   Other noncash charges                  $
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (e)   Actual, Total of Lines 6(a) through                    $
         6(d)
----------------------------------------------- --------------- ---------------
----------------------------------------------- --------------- ---------------

   (f)   Minimum                                                $1.00
----------------------------------------------- --------------- ---------------

                                                           BANK 1 ONE

                                                       BANK ONE, TEXAS, N.A.
                                                       1717 Main Street
                                                       Dallas, Texas  75201
                                                       Telephone (214) 290-6069
                                                       Telecopy (214) 290-6082


                                  EXHIBIT D-1

                          BAILEE LETTER FOR INVESTORS

-------------------------
-------------------------
-------------------------

The enclosed mortgage notes and other documents ("Collateral"), as more particularly described on the attached schedule, have been assigned and pledged to Bank One, Texas, N.A., as Administrative Agent ("Administrative Agent") for itself and certain other Lenders ("Lenders"), as collateral under the Restated Loan and Security Agreement (as renewed, extended, amended, and restated, the "Loan Agreement") dated as of May 21, 1999, between Associates Mortgage Funding Corporation ("Associates"), Ryland Mortgage Company ("Ryland"), Documentation Agent, Co-Agents, Administrative Agent, and Lenders.

The Collateral is now being delivered to you for purchase under an existing Take-Out Commitment (as defined in the Loan Agreement). Either payment in full for the Collateral or the Collateral itself must be received by Administrative Agent within 45 days after the date of this letter except, in the case of Bond Authority Loans, in which up to $10,000,000 may remain outstanding for 150 days. Until that time, you are deemed to be holding the Collateral in trust, subject to the security interest granted to Administrative Agent for Lenders and as Administrative Agent's bailee in accordance with the applicable provisions of the Uniform Commercial Code. If you receive conflicting instructions regarding the Collateral from any of Associates, Ryland, or Administrative Agent, you agree to act in accordance with Administrative Agent's instructions.

Payment for the Collateral must be made by wire transfer of immediately available funds to:

      Bank One, Texas, N.A.                  Account Number___________________
      ABA Number 111000614                   Attn:____________________________
      Further Credit - Ryland Mortgage       Phone # (214) 290-6063
      Company


If the foregoing accurately reflects your understanding of your role with respect to the Collateral, and in particular your status as bailee, please execute the enclosed copy of this letter and return it to Administrative Agent. Otherwise, please notify Administrative Agent and return all of the enclosed Collateral to Administrative Agent within 15 days after the date of this letter. If you fail to execute and return to Administrative Agent a copy of this letter or fail to return to Administrative Agent all of the enclosed Collateral within 15 days after the date of this letter, then you have accepted possession of the Collateral as Administrative Agent's bailee in trust and subject to the security interest granted to Administrative Agent for Lenders. If you fail to return to Administrative Agent all of the enclosed Collateral or full payment for it within 45 days after the date of this letter, then you have purchased the Collateral and are liable to Administrative Agent for the full purchase price for it.

                                Very truly yours,

                 BANK ONE, TEXAS, N.A., as Administrative Agent

                                By
                                     Name:
                                     Title:

ACKNOWLEDGED AND AGREED as of _____________.

[NAME OF INVESTOR]


By
      Name:
      Title:

                                                           BANK 1 ONE

                                                       BANK ONE, TEXAS, N.A.
                                                       1717 Main Street
                                                       Dallas, Texas  75201
                                                       Telephone (214) 290-6069
                                                       Telecopy (214) 290-6082


                                  EXHIBIT D-2

                        BAILEE LETTER FOR POOL CUSTODIAN

------------------------
------------------------
------------------------

The enclosed mortgage notes and other documents (the "Collateral"), as more particularly described on the attached schedule, have been assigned and pledged to Bank One, Texas, N.A., as Administrative Agent ("Administrative Agent") for itself and certain other lenders ("Lenders"), as Collateral under the Restated Loan and Security Agreement (as renewed, extended, amended, and restated, the "Loan Agreement") dated as of May 21, 1999, between Associates Mortgage Funding Corporation ("Associates"), Ryland Mortgage Company ("Ryland"), Documentation Agent, Co-Agents, Administrative Agent, and Lenders.

The Collateral is now being delivered to you as custodian for pooling in connection with the issuance of Mortgage Securities (as defined in the Loan Agreement). Those Mortgage Securities or the Collateral itself must be received by Administrative Agent within 45 days after the date of this letter. Until that time, you are deemed to be holding the Collateral in trust, subject to the security interest granted to Administrative Agent for Lenders as Administrative Agent's bailee in accordance with the applicable provisions of the Uniform Commercial Code. If you receive conflicting instructions regarding the Collateral from any of Associates, Ryland, or Administrative Agent, you agree to act in accordance with Administrative Agent's instructions.

If the foregoing accurately reflects your understanding of your role with respect to the Collateral, and in particular your status as bailee, please execute the enclosed copy of this letter and return it to Administrative Agent. Otherwise, please notify Administrative Agent and return all of the enclosed Collateral to Administrative Agent within 15 days after the date of this letter. If you fail to execute and return to Administrative Agent a copy of this letter or fail to return to Administrative Agent all of the enclosed Collateral within 15 days after the date of this letter, then you have accepted possession of the Collateral as Administrative Agent's bailee in trust and subject to the security interest granted to Administrative Agent for Lenders.

                                    Very truly yours,

                                    BANK ONE, TEXAS, N.A., as
                                    Administrative Agent


                                    By
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED as of __________________.

[NAME OF POOL CUSTODIAN]

By
      Name:
      Title:

                                  EXHIBIT D-3

                          TRUST RECEIPT AND AGREEMENT

AGENT:    Bank One, Texas, N.A.                  DATE:_________________

RYLAND:   Ryland Mortgage Company



      The undersigned hereby agrees to deliver to Bank One, Texas, N.A. the items enumerated in the following schedule, which items are the property of said Bank or which is property (or indicia of title to property) which constitutes collateral to secured payment of an indebtedness to the Bank. Said items are held in trust and subject always to the order of said Bank and will be kept separate and apart from all other items. In the event any of the items listed are sold or collected, the monies or proceeds so received will be held in trust for Bank One, Texas, N.A. and will be kept separate and apart from all other monies and will be delivered forthwith to said Bank.

      The following is a schedule of items held in trust by Undersigned:







     It is further understood and agreed that said items or documents or proceeds thereof (in case said items or documents should be sold or collected by direction of Bank) are to be delivered to Bank on its demand and in any event not later than _______________________.


                               By
                                     Name:
                                     Title:

                                  EXHIBIT D-4

                              REQUEST FOR RELEASE

AGENT:       Bank One, Texas, N.A.               DATE:_____________________

RYLAND:      Ryland Mortgage Company



     THIS REQUEST is made as of ___________________, by RYLAND MORTGAGE COMPANY, an Ohio corporation ("Ryland"), to BANK ONE, TEXAS, N.A., as Administrative Agent ("Administrative Agent") for itself and the other lenders ("Lenders") under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of May 21, 1999, between Ryland, Associates, Documentation Agent, Co-Agents, Administrative Agent, and certain Lenders, all of the terms defined in which have the same meanings when used, unless otherwise defined, in this request.

      Under Section 4.10 of the Loan Agreement, Ryland may from time to time under certain circumstances request the release of any Lender Liens on, in connection with the sale of, Servicing Rights. Ryland proposes to sell (the "Sale") the Servicing Rights identified on the attached Schedule 1 (the "Subject-Servicing Rights") to ________________ ,under the ____________________
Agreement dated as of _________________ , a complete and authentic copy of which accompanies this request.

      1. Ryland requests that Administrative Agent release the Lender Liens on the Subject-Servicing Rights by execution of a copy of this request in the space below and execution and delivery of the one or more partial releases of financing statements, delivered to Administrative Agent with this request, and substantially in the form of the attached Annex A.

      2. Ryland represents and warrants to Administrative Agent and Lenders that, as of the date of this request (a) the Subject-Servicing Rights relate only to the Mortgage Pools described on the attached Schedule 1 and no other Mortgage Pools, (b) the total Servicing Portfolio is $______________ and after the Sale will be $_________________, and (c) no Default or Potential Default exists or results from the Sale and the requested release.

      EXECUTED as of the date first stated above.

                                              RYLAND MORTGAGE COMPANY


                                              By
                                                   Name:
                                                  1Title:

                                    RELEASE

     In accordance with the above request dated as of ________, Administrative Agent releases the Subject-Servicing Rights from the Lender Liens of the Loan Agreement. This is a partial release and does not release any other Lender Liens or any other Collateral.

                 BANK ONE, TEXAS, N.A., as Administrative Agent


                                  By
                                       Name:
                                       Title:

---------------------------------
1  Must be a Responsible Officer of Ryland.

                                    ANNEX A

                           FINANCING STATEMENT CHANGE
                               (Partial Release)

  THIS FINANCING STATEMENT CHANGE IS PRESENTED TO A FILING OFFICER FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.

-------------------------------------------- ==================================

DEBTOR'S NAME AND MAILING ADDRESS:           Ryland Mortgage Company
                                             11000 Broken Land Parkway
                               Columbia, MD 21044

                                             FED. TAX ID NO. 31-0839569
-------------------------------------------- ==================================
-------------------------------------------- ==================================

SECURED PARTY OF RECORD AND MAILING          Bank One, Texas, N.A., as
ADDRESS:                                     Administrative Agent for Lenders1
                                1717 Main Street
                               Dallas, Texas 75201

                                             FED. TAX ID NO. 75-2270994
-------------------------------------------- ==================================
-------------------------------------------- ==================================

FOR FILING OFFICER:
-------------------------------------------- ==================================
-------------------------------------------- ==================================

THIS FINANCING STATEMENT CHANGE REFERS TO:   Financing Statement No.
                                             filed on
-------------------------------------------- ==================================

THE SECURED PARTY OF RECORD RELEASES THE FOLLOWING COLLATERAL FROM THE SECURITY INTEREST UNDER THE ORIGINAL FINANCING STATEMENT AND COMPLETELY RELEASES AND DISCHARGES THAT COLLATERAL FROM ANY AND ALL SECURITY INTERESTS AND LIENS GRANTED OR ASSIGNED TO THE SECURED PARTY (WITHOUT IMPAIRING ANY SECURITY INTERESTS IN AND TO THE OTHER COLLATERAL DESCRIBED IN THE ORIGINAL FINANCING STATEMENT):

      The Servicing Rights (as defined in the original Financing Statement) that are described on the attached Schedule 1, but no other Servicing Right or other Collateral (as those terms are defined in the original Financing Statement).

                                        SECURED PARTY:

                                        BANK ONE, TEXAS, N.A., as Administrative
                                        Agent for Lenders1

                                        By
                                             Name:
                                             Title:



----------------------------

1 Secured Party is serving as Administrative Agent under the Loan and Security Agreement (as renewed, extended, amended, and restated, from time to time, the "Loan Agreement") dated as of May 27, 1994, between Associates Mortgage Funding Corporation, Debtor, Secured Party, and the lenders ("Lenders") from time to time party to it, and the security interests evidenced by the original Financing Statement, changed by this Financing Statement Change, were and continue to be granted to Secured Party in that capacity on behalf of Lenders.

                                   EXHIBIT E

                           OPINION OF GENERAL COUNSEL

                                  May 21, 1999

Bank One, Texas, N.A.
NationsBank, N.A.
Chase Bank of Texas, National Association
Guaranty Federal Bank, F.S.B.
Comerica Bank
U.S. Bank National Association
FMB Bank
First Union National Bank
PNC Bank, National Association
SunTrust Bank, Atlanta

c/o Bank One, Texas, N.A., Administrative Agent
1717 Main Street
Dallas, Texas  75201

I am General Counsel to Associates Mortgage Funding Corporation ("Associates") and Ryland Mortgage Company ("Ryland"), and render this opinion as a condition precedent in connection with the Restated Loan and Security Agreement (the "Loan Agreement") dated as of May 21, 1999, between Associates and Ryland (the "Companies"), Documentation Agent, Co-Agents, certain Lenders, and Bank One, Texas, N. A., as agent for itself and the Lenders.

All capitalized terms used in this letter have the meanings assigned to them in the Loan Agreement.

In my capacity as General Counsel and for purposes of this opinion, I have examined the following documents:

      (i) the Loan Agreement, the Loan Documents (as defined in Section 1.1 of the Loan Agreement), and the Intercompany Note (collectively, the "Loan Documents");

      (ii) the respective charters and the by-laws or code of regulations of the Companies;

      (iii) the respective records of the corporate proceedings and actions of the Board of Directors of the Companies with respect to the transactions contemplated by the Loan Documents;

      (iv) Certificates of good standing of the Companies from the states of their incorporation; and

      (v) such other documents and matters as I have deemed necessary and appropriate to render the opinions set forth in this letter, subject to the limitations, assumptions, and qualifications noted below.

In basing the opinion set forth in Paragraph 6 below on "my knowledge," the words "my knowledge" signify that, in the course of my representation of the Companies as General Counsel, no information has come to my attention that would give me actual knowledge or actual notice that such opinion is not accurate. Except as otherwise stated herein, I have undertaken no independent investigation or verification of such opinion.

In reaching the opinions set forth below, I have assumed (and, to my knowledge, there are no facts inconsistent with) the following:

      (a) each party thereto (other than the Companies) has duly and validly executed and delivered the Loan Documents to which that party is a signatory, and that party's obligations set forth therein are its legal, valid, and binding obligations, enforceable in accordance with their respective terms;

      (b) each individual executing any Loan Document on behalf of any party thereto (other than the Companies) is duly authorized to do so;

      (c) each natural person executing any Loan Document (other than on behalf of either Company) is legally competent to do so;

      (d) except as contemplated in the Loan Documents, there are no oral or written modifications of the Loan Documents, and there has been no waiver of any of the provisions of the Loan Documents, by actions or conduct of the parties or otherwise; and

      (e) all documents submitted to me as originals are authentic, all documents submitted to me as certified or photostatic copies conform to the original document, all signatures on all documents submitted to me for examination are genuine, and all public records reviewed are accurate and complete.

Based on my review of the foregoing and subject to the assumptions and qualification set forth herein, it is my opinion that, as of the date of this letter (except where specifically stated otherwise):

      1. Associates is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware. Ryland is a corporation duly organized and validly existing in good standing under the laws of the State of Ohio. The Companies are also duly qualified to do business and are in good standing in each jurisdiction where they own properties or conduct business and where the character of the properties owned by them therein or the transaction of business makes such qualification necessary.

      2. Each Company has the corporate power to own its current properties and conduct its business as now conducted and to execute and perform its respective obligations under the Loan Documents.

      3. All necessary corporate action has been taken to authorize the execution, delivery, and performance of the Loan Documents by the Companies.

      4. The Loan Documents have been duly executed and delivered by the Companies and constitute the valid and legally binding obligations of the Company party to them, enforceable against that Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity.

      5. The execution and delivery of, and the performance of the obligations under, the Loan Documents (i) will not conflict with either Company's charter, by-laws, or code of regulations, (ii) will not violate or result in the material breach of the provisions of, or constitute a material default under, any of the indentures, mortgages, deeds of trust, security agreements, leases, contracts, and other agreements and instruments to which either Company is a party and the violation, breach, or default of which could have a material adverse effect on that Company's business or financial condition, and (iii) will not conflict with or result in the breach of any court decree or order of any governmental body binding on either Company.

      6. There are no proceedings pending or threatened before any court or administrative agency that will materially adversely affect the financial condition or operation of either Company.

      7. To my knowledge, no consent, approval, authorization or other action by, or filing with, any governmental authority is required for the execution and delivery by either Company of the Loan Documents.

      8. The Loan Agreement provides for (a) certain amendments under Section 12.11(b) of the Loan Agreement, (b) certain participations to Participants and assignments and transfers to Purchasers under Sections 12.14 and 12.15 of the Loan Agreement, and the execution and delivery by the appropriate Company of replacement or new Notes, as the case may be, in connection with certain of those amendments or assignments and transfers. The resolutions adopted by the Companies' respective Boards of Directors respectively authorize the execution and delivery of Associates Notes in the total principal amount at any time of up to at least $200,000,000 and Ryland Notes in the total principal amount at any time of up to at least $5,000,000. When executed and delivered as provided in those sections of the Loan Agreement, and provided that such resolutions are then in effect, those amendments and those Notes, will the constitute "Loan Documents" for purposes of Paragraphs 2, 3, 4, and 6 of this opinion, and the statements made in Paragraphs 2, 3, 4, and 6 of this opinion will be true and correct in respect thereof at that time.

I am a member of the Bar of the State of Maryland. I express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland, except that I have examined the corporate laws of the States of Delaware, and Ohio solely for the purpose of rendering the opinions concerning the organization of Associates and Ryland, respectively. Except for the foregoing, the opinions expressed herein concern only the effect of the laws of the State of Maryland (including the conflict of laws rules of the State of Maryland but excluding the laws of any other jurisdiction which might be applied because of such rules) and the United States of America as currently in effect. I assume no obligation to supplement this opinion if any applicable laws change alter the date hereof or if I become aware of any facts that might change the opinions expressed herein alter the date hereof. To the extent that the Loan Documents are governed by Texas Legal Requirement, I assume that the laws of Texas are the same as the laws of Maryland.

The opinions expressed in this letter are solely for the use of the Administrative Agent, Lenders named above, and, to the extent contemplated in Sections 12.14 and 12.15 of the Loan Agreement, Participants and Purchasers, and these opinions may not be relied on by any other persons without my prior written approval. The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.

Very truly yours,

-----------------
Corporate Counsel

                                  EXHIBIT F-1

                           ASSIGNMENT AND ACCEPTANCE


      Reference is made to the Restated Loan and Security Agreement dated as of May 21, 1999 (as renewed, extended, amended, or replaced, the "Loan Agreement"), between Associates, Ryland, NationsBank, N.A., as "Documentation Agent," Guaranty Federal Bank, F.S.B. and PNC Bank, N.A., as "Co-Agents," Bank One, Texas, N.A., as Administrative Agent ("Administrative Agent"), and the lenders under it ("Lenders"). Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this document.

      __________________________           ("Assignor"), and
_________________________________ ("Assignee") agree as follows:

      1. Assignor sells and assigns to Assignee (without recourse to Assignor), in accordance with Section 12.15 of the Loan Agreement, a ___% interest (the "Assigned Interest") in and to all of the Rights of Assignor under the Loan Documents, and Assignee purchases and accepts from Assignor the Assigned Interest and assumes all of the obligations of Assignor under the Loan Documents to the extent of the Assigned Interest, including, without limitation (a) all Borrowings funded by Assignor and outstanding on the Effective Date (as defined below), together with interest accruing thereon on and after the Effective Date, and (b) all fees described in Section 3.18 of the Loan Agreement that are earned by Lenders from and after the Effective Date and paid by the Companies after the Effective Date. From and after the Effective Date (x) Assignee is a party to the Loan Agreement and, to the extent of the Assigned Interest, has the Rights and obligations of a Lender under the Loan Documents and (y) Assignor, to the extent of the Assigned Interest, relinquishes its Rights and is released from its obligations under the Loan Documents.

      2. Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made by either Company in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility, or value of any Loan Document, other than that it is the sole legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any claim, encumbrance, or participation; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of either Company or the performance or observance by either Company of any of its respective obligations under any Loan Document; (c) represents and warrants that (i) it possesses all requisite authority and power to execute, deliver, and comply with the terms of the Loan Documents (including, without limitation, this document), (ii) the Loan Agreement and the instruments contemplated therein constitute the entire agreement between the Companies, Administrative Agent, and Lenders, (iii) the Loan Agreement has not been amended, (iv) to its knowledge, no Default or Potential Default has occurred pursuant to the Loan Documents, and (v) this document complies with the terms of the Loan Agreement, including, without limitation, Section 12.15, and (d) attaches the Notes held by it and requests that Administrative Agent exchange those Notes for a new Associates Note executed by Associates and payable to Assignee's order in the stated amount of $_____________________ and a new Ryland Note executed by Ryland and payable to Assignee's order in the stated amount of $______________________ and a new Associates Note executed by Associates and payable to Assignor's order in the stated amount of $_____________________ and a new Ryland Note executed by Ryland and payable to Assignor's order in the stated amount of $______________________, less the principal amount of any other new Note(s) to any other assignee(s) of Assignor pursuant to other Assignment and Acceptance agreements effective as of the Effective Date.

      3. Assignee (a) represents and warrants that it is legally authorized to enter into this document; (b) confirms that it has received a copy of the Loan Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this document; (c) agrees that it will, independently and without reliance upon Administrative Agent, Assignor, or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (d) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender; (f) represents and warrants that it does not consider any amount paid by it to Assignor hereunder a loan by it to Assignor; and (g) represents and warrants to Assignor that under applicable Legal Requirements no Taxes will be required to be withheld by Administrative Agent, the Companies, or Assignor with respect to any payments to be made to Assignee in respect of the Obligation, attaches hereto two duly completed copies of U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other Tax form acceptable to Administrative Agent (wherein the Assignee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments made on the Obligation), and agrees to provide to Assignor, Administrative Agent, and the Companies a new tax form upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. Legal Requirements and regulations and amendments duly executed and completed by Assignee, and to comply from time to time with all applicable U.S. Legal Requirements with regard to such withholding Tax exemption.

      4.  The  effective  date  for  this  document  is  ________________   (the
"Effective Date").

      5. From and after the Effective Date, Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by Administrative Agent or with respect to the making of this assignment directly between themselves.

      6. This document is governed by and must be construed in accordance with Texas Legal Requirements.

      7. This document (a) embodies the entire agreement between the parties, supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and may be amended only by an instrument in writing executed jointly by an authorized officer of each party hereto, (b) is not intended to evidence a "purchase" or "sale" of a "security" within the meaning of any Legal Requirement, and (c) may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one agreement; but, in making proof of this document, it is not necessary to reproduce or account for more than one counterpart.

      8. Any amounts due hereunder from Assignor to Assignee shall be wire transferred by the Assignor to Assignee's account at
_________________________________________,   ABA   #_________,   for  credit  to
________________ account #_____________,  Attention: ______________,  Reference:
___________. Any amounts due hereunder from Assignee to Assignor shall be wire transferred by Assignee to Assignor's account at ___________________________, ABA #_________, Attention:
_____________________ (Ref. ______). For purposes of amending Schedule 1.1(a) to the Loan Agreement, Assignee's address, contact person, telephone, and facsimile number are as follows:



                        Attention:
                        Telephone:
                        Fax:


      EXECUTED  as  of   ____________________,   with  an  "Effective  Date"  of
------------------.

ASSIGNOR                                  ASSIGNEE




By                                        By
   Name:                                     Name:
   Title:                                    Title:


CONSENTED TO:

RYLAND MORTGAGE COMPANY                   ASSOCIATES FUNDING MORTGAGE
                                          CORPORATION


By                                        By
   Name:                                     Name:
   Title:                                    Title:



BANK ONE, TEXAS, N.A., as
Administrative Agent



By
   Name:
   Title:
                                       3